UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-08037

AdvisorOne Funds

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, NE

68137

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC., 450 Wireless Blvd.,  Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

402-493-3313

Date of fiscal year end:

4/30

Date of reporting period:      4/30/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Looking long-term

QUARTERS ONLY
50¢

Annual Report | AdvisorOne Funds | April 30, 2011

AdvisorOne Funds

Distributed by Northern Lights Distributors, LLC, Member FINRA

AdvisorOne Funds Annual Report

Table of Contents

Letter from the Portfolio Management Team	3
Amerigo Fund - Portfolio Summary	5
Amerigo Fund - Performance Update	6
Clermont Fund - Portfolio Summary	7
Clermont Fund - Performance Update	8
Select Allocation Fund - Portfolio Summary	9
Select Allocation Fund - Performance Update	10
Descartes Fund - Portfolio Summary	11
Descartes Fund - Performance Update	12
Liahona Fund - Portfolio Summary	13
Liahona Fund - Performance Update	14
Enhanced Income Fund - Portfolio Summary	15
Enhanced Income Fund - Performance Update	16
Flexible Income Fund - Portfolio Summary	17
Flexible Income Fund - Performance Update	18
Select Appreciation Fund - Portfolio Summary	19
Select Appreciation Fund - Performance Update	20
Reservoir Fund - Portfolio Summary	21
Reservoir Fund - Performance Update	22
Shelter Fund - Portfolio Summary	23
Shelter Fund - Performance Update	24
Amerigo Fund - Schedule of Investments	25
Clermont Fund - Schedule of Investments	28
Select Allocation Fund - Schedule of Investments	32
Descartes Fund - Schedule of Investments	36
Liahona Fund - Schedule of Investments	39
Enhanced Income Fund - Schedule of Investments	42
Flexible Income Fund - Schedule of Investments	44
Select Appreciation Fund - Schedule of Investments	47
Reservoir Fund - Schedule of Investments	50
Shelter Fund - Schedule of Investments	51
Statements of Assets and Liabilities	53
Statements of Operations	55

AdvisorOne Funds Annual Report

Table of Contents, cont’d.

Amerigo Fund - Statements of Changes in Net Assets	57
Clermont Fund - Statements of Changes in Net Assets	57
Select Allocation Fund - Statements of Changes in Net Assets	58
Descartes Fund - Statements of Changes in Net Assets	58
Liahona Fund - Statements of Changes in Net Assets	59
Enhanced Income Fund - Statements of Changes in Net Assets	59
Flexible Income Fund - Statements of Changes in Net Assets	60
Select Appreciation Fund - Statements of Changes in Net Assets	60
Reservoir Fund - Statements of Changes in Net Assets	61
Shelter Fund - Statements of Changes in Net Assets	61
Amerigo Fund - Financial Highlights	62
Clermont Fund - Financial Highlights	64
Select Allocation Fund - Financial Highlights	65
Descartes Fund - Financial Highlights	66
Liahona Fund - Financial Highlights	67
Enhanced Income Fund - Financial Highlights	68
Flexible Income Fund - Financial Highlights	68
Select Appreciation Fund - Financial Highlights	69
Reservoir Fund - Financial Highlights	70
Shelter Fund - Financial Highlights	71
Notes to Financial Statements	72
Report of Independent Registered Public Accounting Firm	92
Shareholder Expense Example	93
Financial Statements of Underlying Funds - Fifth Third Institutional Money Market Fund	95
Report of Independent Registered Public Accounting Firm	132
Financial Statements of Underlying Funds - SPDR S&P 500 ETF Trust	133
Report of Independent Registered Public Accounting Firm	150
Trustees and Officers of the Trust	151
Additional Information	154

AdvisorOne Funds Annual Report

Letter From The Portfolio Management Team

Dear Shareholders,

The most recent fiscal year was, once again, literally “A Tale of Two Markets.” For the first half of the reporting period, returns for both bonds and stocks were in low single digits, with bonds generally outperforming equities. In the second half of the past fiscal year, the opposite has been true with risk assets (equities) far outpacing bonds in terms of total return. Why the sharp difference between the two periods? The first half of the fiscal year coincided with the end of the Fed’s Quantitative Easing program. The second half coincided with the implementation of the Fed’s Quantitative Easing 2 (QE2) program. While the economic impact of the Fed’s QE2 program continues to be debated, it did drive up the prices of risk assets, be they equities or commodities.

For the 12-month period ending April 30, 2011, the Standard and Poor’s 500 Index had a total return of 17.22 percent, while the Barclays Aggregate Bond Index gained 5.36 percent. Virtually all of the gain for equities the past fiscal year occurred in the second half of the reporting period.

Investment Outlook

As global growth has begun to diverge, so has economic policy. Overall, global policy is becoming increasingly desynchronized as inflation pressures are causing some countries to tighten or hike interest rates, while deflationary pressures are causing developed countries to ease or keep interest rates at historically low levels. This desynchronization has two potential implications for investors, in our opinion.

First, we will likely experience a much narrower or a less broad-based bull market over the near term. That is very different from what we witnessed in the past two years, where most “boats” were lifted. That has certainly been the case the past several months as the degree of narrowness in the sources for potential outperformance became even smaller than we expected. As a result, our portfolio allocations continue to look more like our performance benchmarks. In effect, the allocations are designed to participate in the markets, broadly speaking, until a series of attractive opportunities develop.

Second, policy risk remains elevated as countries recalibrate their interest rate policies in an attempt to balance economic growth, employment, inflation, and debt concerns. As the tightening process in emerging markets has become advanced and valuations have improved, we have increased our international allocations from year ago levels. This potential concern has caused us to reduce our allocation toward emerging markets over the past year (which are hiking interest rates in an effort to cool inflationary pressures and slow economic growth) toward the more developed countries like the U.S. (which has yet to raise interest rates to stem inflationary pressures and help moderate economic growth).

AdvisorOne Funds Annual Report

In an environment such as this, we believe asset allocation will take on greater importance in the coming year as the markets become more selective.

Sincerely,

Portfolio Management Team

AdvisorOne Funds Annual Report

The AdvisorOne Funds are fund of funds, meaning they invest in underlying mutual funds and exchange traded funds (“Underlying Funds”). In some instances, it may be less expensive for an investor to invest in the Underlying Funds directly. There is also a risk that the investment advisors of those Underlying Funds may make investment decisions detrimental to the performance of the Funds or the Underlying Funds may be more volatile than investments in other mutual funds. The Funds invest in Underlying Funds as well as equity, bond or derivative securities.

AdvisorOne Funds Annual Report

Amerigo Fund - Portfolio Summary

Portfolio Commentary

Our strategy within Amerigo over the past year was rotational in nature as we tended to sell into strength and buy into weakness. As rising inflation concerns caused several emerging market countries to begin raising interest rates, stock prices in those countries became more attractive on a valuation basis. As a result, we increased holdings in Asian emerging markets while reducing positions in Latin America. We also increased exposure to northern European countries, such as Germany, whose economies remained buoyant. With advanced tightening in the emerging world and policy tightening in the U.S. yet to begin, exposure to the U.S. was reduced, while international exposure was increased. While the aforementioned trades represented "buying on weakness," the selling into strength was primarily a reduction in Amerigo's large growth overweight. As a result, the fund's technology exposure was significantly reduced, while its energy exposure at the sector level was increased.

As the period came to a close, Amerigo had no commodity exposure. We continue to be cautious toward commodities at this time due to the crowded nature of the commodity prices are up / U.S. dollar is falling theme.

**Based on total net asset value as of April 30, 2011. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund's risk because each investment has a greater effect on the Fund's performance.*

You cannot invest directly in an index or benchmark.

Portfolio Composition*

2.87% Mid Cap Growth
4.22% Large Cap Growth
0.03% Other / Cash Equivalents
6.21% Large Cap Value
23.09% Emerging Markets
6.61% Small Cap Blend
6.71% International Equity
10.56% Specialty
20.46% Mid Cap Blend
19.24% Large Cap Blend

Top Ten Portfolio Holdings*

Vanguard - Mid-Cap ETF — **7.29%**

This Fund seeks to track the performance of the MSCI US Mid-Cap 450 Index, an index of stocks of medium-size U.S. companies.

SPDR - S&P 500 ETF Trust — **6.87%**

This unit investment trust consists of a portfolio representing all 500 stocks in the S&P 500 Index.

iShares - Russell Midcap Index Fund — **5.26%**

This Fund seeks investment results that correspond generally to the Russell Midcap Index.

Vanguard - MSCI Emerging Markets ETF — **4.65%**

This Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.

iShares - S&P 500 Index Fund — **4.63%**

This Fund seeks investment results that correspond with the performance of the large-capitalization sector of the U.S. equity market.

iShares - Russell 1000 Growth Index Fund — **4.12%**

This Fund seeks investment results that correspond with the large-capitalization growth sector of the U.S. equity market.

Vanguard - Small Cap ETF — **3.95%**

This Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

SPDR - S&P China ETF — **3.78%**

This Fund seeks to closely match the returns and characteristics of the total return performance of the S&P China BMI Index based upon the Chinese equity market.

SPDR - Energy Select Sector Fund — **3.63%**

This Fund seeks to invest in a wide array of industrial companies including aerospace, defense, building products, construction, engineering, electrical equipment, and others.

iShares - MSCI Emerging Markets Index Fund — **3.47%**

This Fund seeks investment results that correspond with the global emerging markets.

AdvisorOne Funds Annual Report
Amerigo Fund - Performance Update

Annualized Total Returns as of April 30, 2011

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class C Shares[1]	16.36%	2.77%	3.56%	1.31%	7/13/00
Class N Shares[2]	17.47%	3.79%	4.59%	5.76%	7/14/97

[1] Class C Shares are subject to a CDSC of 1% on shares redeemed within 18 months of purchase.
[2] Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Amerigo Fund (assuming reinvestment of all dividends and distributions) versus the Fund's benchmark index.

$25,000
$20,000
$15,000
$10,000
$21,664
$18,906
7/14/97
10/31/97
4/98
10/98
4/99
10/99
4/00
10/00
4/01
10/01
4/02
10/02
4/03
10/03
4/04
10/04
4/05
10/05
4/06
10/06
4/07
10/07
4/08
10/08
4/09
10/09
4/10
10/10
4/11
Amerigo Fund (Class N)
S&P 500 Index

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund's total annual operating expenses, including underlying fund expenses, for the Amerigo Fund Class C and Class N for the fiscal year ending April 30, 2010 were 2.45% and 1.45%, respectively. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

"S&P 500 Index", a registered trademark of McGraw-Hill Co., Inc., is a market capitalization weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

AdvisorOne Funds Annual Report

Clermont Fund - Portfolio Summary

Portfolio Commentary

Over the past year, equity allocation changes were made primarily to take advantage of a desynchronization of global economic policy. Exposure to emerging market equities was modestly increased. The fund's allocation toward large cap growth was reduced, with proceeds being reinvested into the mid cap blend asset class.

Within Clermont's fixed income allocation, high yield exposure was increased, while exposure to U.S. Treasuries and investment grade corporate bonds was reduced. At current interest rate and credit spread levels and in a potentially rising interest rate / inflationary environment, we feel that high yield bonds offer the best value.

Clermont finished the quarter with approximately 44 percent of its portfolio allocated to bonds, down from approximately 53 percent on year ago. With interest rates at historically low levels and corporate profitability strong, equities were viewed as more attractive than bonds.

**Based on total net asset value as of April 30, 2011. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund's risk because each investment has a greater effect on the Fund's performance.*

You cannot invest directly in an index or benchmark.

Portfolio Composition*

0.71% U.S. Government and Agency Obligations
0.65% Diversified Companies
1.67% Large Cap Growth
1.40% Other / Cash Equivalents
2.90% Small Cap Blend
4.45% International Equity
4.93% Large Cap Value
6.45% Specialty
34.94% Bond Funds
6.97% Corporate Bonds
8.14% Emerging Markets
16.71% Large Cap Blend
10.08% Mid Cap Blend

Top Ten Portfolio Holdings*

iShares - Barclays Credit Bond Fund — **10.00%**

This Fund seeks results that correspond with the investment grade credit sector of the United States bond market as defined by the Barclays Capital U.S. Credit Bond Index.

SPDR - S&P 500 ETF Trust — **7.99%**

This unit investment trust consists of a portfolio representing all 500 stocks in the S&P 500 Index.

iShares - iBoxx $ High Yield Corporate Bond Fund — **7.24%**

This Fund seeks investment results that correspond generally to the price and yield performance of the U.S. dollar high yield corporate bond market as defined by the iBoxx $ Liquid High Yield Index.

iShares - iBoxx $ Investment Grade Corporate Bond Fund — **6.25%**

This Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the iBoxx $ Liquid Investment Grade Index.

SPDR - Barclays Capital High Yield Bond ETF — **4.63%**

This Fund seeks to provide investment results that correspond generally to the price and yield performance of the Barclays Capital High Yield Very Liquid Index.

Vanguard - MSCI Emerging Markets ETF — **4.34%**

This Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.

Vanguard - Total Bond Market ETF — **4.11%**

This Fund seeks to track the performance of a broad, market-weighted bond index.

SPDR - S&P MidCap 400 ETF Trust — **3.31%**

The Fund seeks to generally correspond to the price and yield performance of the S&P MidCap 400 Index.

Vanguard - Total Stock Market ETF — **3.23%**

This Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

iShares - S&P 500 Index Fund — **2.94%**

This Fund seeks investment results that correspond with the performance of the large-capitalization sector of the U.S. equity market.

AdvisorOne Funds Annual Report Clermont Fund - Performance Update

Annualized Total Returns as of April 30, 2011

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class N Shares[1]	12.42%	2.41%	2.66%	3.34%	7/14/97

[1] Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Clermont Fund (assuming reinvestment of all dividends and distributions) versus the Fund's benchmark index.

$21,000
$18,000
$15,000
$12,000
$9,000
$20,044
$18,906
$15,726
7/14/97
10/31/97
4/98
10/98
4/99
10/99
4/00
10/00
4/01
10/01
4/02
10/02
4/03
10/03
4/04
10/04
4/05
10/05
4/06
10/06
4/07
10/07
4/08
10/08
4/09
10/09
4/10
10/10
4/11
Clermont Fund (Class N)
S&P 500 Index
BarCap Govt/Credit 1-5 Yr TR USD

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund's total annual operating expenses, including underlying fund expenses, for the Clermont Fund for the fiscal year ending April 30, 2010 were 1.44%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

S&P 500 Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization weighted index of 500 widely held common stocks. The Barclays Capital 1-5 Year Government Credit Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. Investors cannot invest directly in an index or benchmark.

AdvisorOne Funds Annual Report
Select Allocation Fund - Portfolio Summary

Portfolio Commentary

The fund has reduced its international exposure in favor of mid and small cap securities. The commodity exposure has been reduced as the market looked frothy and expectations seemed to predict stronger growth globally than we felt was appropriate. With the southern hemisphere experiencing a horrible growing season from droughts, floods, and earthquakes, commodities experienced a great rise during the year. We will be looking for entry points to reinitiate a position in commodities.

The fund has had minimal exposure to Europe, and we are continuing that stance. However, we have started to reinvest some proceeds from the commodity-producing countries into the northern European countries. Domestically, we have maintained a slight underweight toward financials, with the rest allocated fairly evenly across the other sectors.

Select Allocation's fixed income allocation has shifted slightly during the last year. Duration has come down some, but we remain overweight high yield corporate bonds with minimal exposure to U.S. government securities. With interest rates at such low levels, we have, in essence, been "clipping the coupon" while we wait for a clear direction from the Federal Reserve Board on future rates.

**Based on total net asset value as of April 30, 2011. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund's risk because each investment has a greater effect on the Fund's performance.*

You cannot invest directly in an index or benchmark.

Portfolio Composition*

0.25% U.S. Government and Agency Obligations
0.35% Diversified Companies
3.69% International Equity
3.71% Large Cap Growth
4.03% Large Cap Value
4.72% Small Cap Blend
8.49% Corporate Bonds
9.66% Specialty
11.62% Bond Funds
13.12% Mid Cap Blend
19.11% Large Cap Blend
20.04% Emerging Markets
1.00% Other / Cash Equivalents
0.21% Commodity Funds

Top Ten Portfolio Holdings*

SPDR - S&P 500 ETF Trust — **7.37%**
This unit investment trust consists of a portfolio representing all 500 stocks in the S&P 500 Index.

iShares - S&P 500 Index Fund — **5.34%**
This Fund seeks investment results that correspond with the performance of the large-capitalization sector of the U.S. equity market.

Vanguard - MSCI Emerging Markets ETF — **5.23%**
This Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.

SPDR - S&P MidCap 400 ETF Trust — **5.13%**
The Fund seeks to generally correspond to the price and yield performance of the S&P MidCap 400 Index.

SPDR - Barclays Capital High Yield Bond ETF — **4.25%**
This Fund seeks to provide investment results that correspond generally to the price and yield performance of the Barclays Capital High Yield Very Liquid Index.

iShares - iBoxx $ High Yield Corporate Bond Fund — **4.24%**
This Fund seeks investment results that correspond generally to the price and yield performance of the U.S. dollar high yield corporate bond market as defined by the iBoxx $ Liquid High Yield Index.

iShares - S&P Latin America 40 Index Fund — **3.60%**
This Fund consists of selected equities trading on the exchanges of four Latin American countries.

iShares - MSCI Emerging Markets Index Fund — **3.38%**
This Fund seeks investment results that correspond with the global emerging markets.

Vanguard - Total Stock Market ETF — **3.38%**
This Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

Vanguard - Mid-Cap ETF — **3.13%**
This Fund seeks to track the performance of the MSCI US Mid-Cap 450 Index, an index of stocks of medium-size U.S. companies.

AdvisorOne Funds Annual Report Select Allocation Fund - Performance Update

Annualized Total Returns as of April 30, 2011

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class N Shares[1]	16.57%	3.16%	N/A	3.22%	1/27/06

[1] Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Select Allocation Fund (assuming reinvestment of all dividends and distributions) versus the Fund's benchmark index.

$14,000
$12,000
$10,000
$8,000
$6,000
$12,696
$11,865
$11,811
1/27/06
1/31/06
4/06
7/06
10/06
1/07
4/07
7/07
10/07
1/08
4/08
7/08
10/08
1/09
4/09
7/09
10/09
1/10
4/10
7/10
10/10
1/11
4/11
Select Allocation Fund (Class N)
S&P 500 Index
BarCap Govt/Credit 1-5 Yr TR USD

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund's total annual operating expenses, including underlying fund expenses, for the Select Allocation Fund for the fiscal year ending April 30, 2010 were 1.63%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

"S&P 500 Index", a registered trademark of McGraw-Hill Co., Inc., is a market capitalization weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark. The BarCap 1-5 Year Government Credit Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. Investors cannot invest directly in an index or benchmark.

AdvisorOne Funds Annual Report

Descartes Fund - Portfolio Summary

Portfolio Commentary

Descartes is focused on taking advantage of the increased use of networks by businesses and consumers worldwide. Technology stocks remain a key overweight position, and new positions in telecommunication stocks were established.

In the last 12 months, trading in Descartes has been focused on reducing the fund's sensitivity to commodity-linked markets. Positions in Canada, Australia, Latin America, and general commodities were eliminated from the portfolio. Allocations to agricultural commodities, basic material producers, and emerging markets were reduced.

The fund became more balanced by adding to underweight positions in financials, Europe, Japan, and the United States. European allocations were concentrated in Germany, Switzerland, the United Kingdom, and Poland. The latter three countries maintain their own currency and do not use the euro.

The trades out of commodity-linked assets into developed markets generally reduced fund risk. In order to maintain the fund's risk target, bond allocations were reduced and allocations to equities increased. Bonds are also seen as unattractive, given the low yields and artificial support provided by the Federal Reserve.

**Based on total net asset value as of April 30, 2011. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund's risk because each investment has a greater effect on the Fund's performance.*

You cannot invest directly in an index or benchmark.

Portfolio Composition*

0.69% Commodity Funds
2.20% Other/ Cash Equivalents
2.35% Small Cap Blend
3.91% Bond Funds
4.08% Emerging Markets
28.62% Specialty
5.10% Mid Cap Blend
6.83% Large Cap Value
7.08% International Equity
14.97% Large Cap Growth
7.35% Mid Cap Growth
8.06 Large Cap Blend
8.76% Small Cap Growth

Top Ten Portfolio Holdings*

iShares - Russell 1000 Growth Index Fund **8.61%**

This Fund seeks investment results that correspond with the large-capitalization growth sector of the U.S. equity market.

iShares - Russell Midcap Growth Index Fund **7.35%**

This Fund seeks investment results that correspond with the Russell Mid-Cap Growth Index, an index of the 800 smallest companies in the Russell 1000 Index.

iShares - S&P Global Energy Sector Index Fund **5.85%**

This Fund seeks investment results that correspond generally to the S&P Global Energy Sector Index.

iShares - Russell 2000 Growth Index Fund **5.78%**

This Fund seeks to track the performance of the Russell 2000 Growth Index.

iShares - S&P Global Technology Sector Index Fund **4.65%**

This Fund seeks investment results that correspond with the performance of companies in the information technology sector of the economy.

iShares - Russell 1000 Value Index Fund **3.04%**

This Fund seeks investment results that correspond with the performance of the large-capitalization sector of the U.S. equity market

Vanguard - Mega Cap 300 Growth ETF **2.94%**

The Fund seeks to track the performance of a benchmark index that measures the investment return of the largest-capitalization growth stocks in the United States.

iShares - MSCI Germany Index Fund **2.84%**

This Fund seeks investment results that correspond generally to the price and yield performance of publicly traded securities in the German market.

iShares - Russell Midcap Index Fund **2.82%**

This Fund seeks investment results that correspond with the Russell Midcap Index.

iShares - Dow Jones US Financial Sector Index Fund **2.74%**

This Fund seeks investment results that correspond with performance of the financial sector of the U.S. equity market.

AdvisorOne Funds Annual Report Descartes Fund - Performance Update

Annualized Total Returns as of April 30, 2011

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class N Shares[1]	19.80%	3.90%	N/A	3.85%	4/19/06

[1] Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Descartes Fund (assuming reinvestment of all dividends and distributions) versus the Fund's benchmark index.

$26,000
$22,000
$18,000
$14,000
$10,000
$6,000
$24,958
$12,096
$11,576
$10,794
4/19/06
4/30/06
7/06
10/06
1/07
4/07
7/07
10/07
1/08
4/08
7/08
10/08
1/09
4/09
7/09
10/09
1/10
4/10
7/10
10/10
1/11
4/11
Descartes Fund (Class N)
Russell 1000 Value Index
S&P 500 Index
BarCap Govt/Credit 1-5 Yr TR USD

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund's total annual operating expenses, including underlying fund expenses, for the Descartes Fund for the fiscal year ending April 30, 2010 were 1.65%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

"S&P 500 Index", a registered trademark of McGraw-Hill Co., Inc., is a market capitalization weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark. The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with the lower price-to-book ratios and lower forecasted growth values. The BarCap 1-5 Year Government Credit Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. Investors cannot invest directly in an index or benchmark.

The Advisor has elected to change the benchmark comparison for this Fund. Going forward, the S&P 500 Index will be used as the primary broad-based benchmark. The Russell 1000 Value Index will continue to be shown with the S&P 500 Index information for a period of 1 year.

AdvisorOne Funds Annual Report

Liahona Fund - Portfolio Summary

Portfolio Commentary

The Liahona fund is focused on taking advantage of the increased use of networks by businesses and consumers worldwide. Technology stocks remain a key overweight position, and new positions in telecommunication stocks were established. Fixed income securities are viewed as unattractive based on low yields and artificial support provided by the Federal Reserve.

Allocations to commodity-linked assets were reduced. Liahona sold all or part of positions in Canada, basic material producers, Latin America, Brazil, emerging markets, and agricultural commodities. Bonds were also reduced during the year. High yield corporate bonds and investment grade corporate bonds both saw significant reductions.

Allocations to U.S. value stocks, financials, Europe, and Japan increased over the last 12 months. In order to maintain its risk target, Liahona saw increased allocations to cash, short-term bonds, and the U.S. dollar.

**Based on total net asset value as of April 30, 2011. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund's risk because each investment has a greater effect on the Fund's performance.*

You cannot invest directly in an index or benchmark.

Portfolio Composition*

0.12% Commodity Funds
0.73% Mid Cap Blend
2.37% Small Cap Blend
4.82% Emerging Markets
4.91% Small Cap Growth
5.19% Large Cap Value
5.34% Mid Cap Growth
5.62% International Equity
12.57% Large Cap Blend
5.83% Other / Cash Equivalents
19.44% Bond Funds
16.62% Large Cap Growth
16.44% Specialty

Top Ten Portfolio Holdings*

iShares - Russell 1000 Growth Index Fund	**5.71%**
This Fund seeks investment results that correspond with the large-capitalization growth sector of the U.S. equity market.	
iShares - S&P 500 Index Fund	**5.34%**
This Fund seeks investment results that correspond with the performance of the large-capitalization sector of the U.S. equity market.	
SPDR - S&P 500 ETF Trust	**4.87%**
This unit investment trust consists of a portfolio representing all 500 stocks in the S&P 500 Index.	
iShares - Russell 2000 Growth Index Fund	**4.41%**
This Fund seeks investment results that correspond generally to the Russell 2000 Index.	
iShares - Russell Midcap Growth Index Fund	**4.12%**
This Fund seeks investment results that correspond with the Russell Mid Cap Growth Index, an index of the 800 smallest companies in the Russell 1000 Index.	
iShares - S&P Global Energy Sector Index Fund	**4.01%**
This Fund seeks investment results that correspond generally to the S&P Global Energy Sector Index.	
iShares - iBoxx $ Investment Grade Corporate Bond Fund	**3.77%**
This Fund seeks investment results that correspond generally to the price and yield performance of the corporate bond market as defined by the iBoxx $ Liquid Investment Grade Index.	
Vanguard - Growth ETF	**3.43%**
This Fund is an exchange-traded share class of Vanguard Growth Index Fund, which is designed to track the performance of the MSCI US Prime Market Growth Index.	
iShares - S&P 500 Growth Index Fund	**3.06%**
This Fund seeks investment results that correspond with performance of the large-capitalization growth sector of the U.S. equity market.	
iShares - iBoxx $ High Yield Corporate Bond Fund	**2.87%**
This Fund seeks investment results that correspond generally to the price and yield performance of the U.S. dollar high yield corporate bond market as defined by the iBoxx $ Liquid High Yield Index.

AdvisorOne Funds Annual Report Liahona Fund - Performance Update

Annualized Total Returns as of April 30, 2011

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class N Shares[1]	15.72%	2.82%	N/A	2.78%	4/19/06

[1] Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Liahona Fund (assuming reinvestment of all dividends and distributions) versus the Fund's benchmark index.

$26,000
$22,000
$18,000
$14,000
$10,000
$6,000
$25,131
$11,576
$11,480
$10,794
4/19/06
4/30/06
7/06
10/06
1/07
4/07
7/07
10/07
1/08
4/08
7/08
10/08
1/09
4/09
7/09
10/09
1/10
4/10
7/10
10/10
1/11
4/11
Liahona Fund (Class N)
BarCap Govt/Credit 1-5 Yr TR USD
S&P 500 Index
Russell 1000 Value Index

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund's total annual operating expenses, including underlying fund expenses, for the Liahona Fund for the fiscal year ending April 30, 2010 were 1.61%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

"S&P 500 Index", a registered trademark of McGraw-Hill Co., Inc., is a market capitalization weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark. The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with the lower price-to-book ratios and lower forecasted growth values. The BarCap Govt/Credit 1-5 Yr USD 1-5 Year Government Credit Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. Investors cannot invest directly in an index or benchmark.

The Advisor has elected to change the benchmark comparison for this Fund. Going forward, the S&P 500 Index will be used as the primary broad-based benchmark. The Russell 1000 Value Index will continue to be shown with the S&P 500 Index information for a period of 1 year.

AdvisorOne Funds Annual Report
Enhanced Income Fund - Portfolio Summary

Portfolio Commentary

For the 12 months ending April 30, 2011, the Enhanced Income Fund was positioned to take advantage of ongoing economic improvement across the globe. A fund overweight to U.S. small and mid cap securities contributed to outperformance. International exposure was modest, with a strong tilt toward emerging markets and Germany. We believe German stocks have performed very well as their relative strength in the European area has been rewarded.

Sector positions have been tilted toward strong cyclical areas, such as energy, metals and mining, and biotech. Positions in technology, banking and real estate have been established within the past 12 months. Technology stocks are poised to benefit from ongoing improvement in corporate spending. The banking position is designed to benefit from an intermediate oversold position and offers a tactical sector position. Real estate appears to be a solid income generator for the income-oriented conservative fund and offers non-correlated exposure to the equity market.

Covered call income was difficult to come by during the past 12 months, as strong positive moves in the market on a month-to-month basis created strong risk of underlying shares being called away. That said, we believe covered call writing in the Enhanced Income Fund remained solid during the period, with very few shares called away.

Coming into the next 12-month period, the portfolio is balanced between cyclical positions designed to benefit from ongoing economic improvement and low correlated assets designed to add stability to the portfolio should market volatility pick up.

**Based on total net asset value as of April 30, 2011. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund's risk because each investment has a greater effect on the Fund's performance.*

You cannot invest directly in an index or benchmark.

Portfolio Composition*

2.74% International Equity
6.32% Other / Cash Equivalents
4.37% Emerging Markets
5.85% Mid Cap Blend
35.23% Large Cap Blend
6.37% Small Cap Blend
11.60% Bond Funds
27.52% Specialty

Top Ten Portfolio Holdings*

SPDR - S&P 500 ETF Trust — **33.37%**

This unit investment trust consists of a portfolio representing all 500 stocks in the S&P 500 Index.

ProShares - Short S&P 500 — **23.35%**

The Fund seeks daily investment results that correspond to the inverse of the daily performance of the S&P 500 index.

iShares - iBoxx $ High Yield Corporate Bond Fund — **10.53%**

This Fund seeks investment results that correspond generally to the price and yield performance of the U.S. dollar high yield corporate bond market as defined by the iBoxx $ Liquid High Yield Index.

iShares - Russell 2000 Index Fund — **6.37%**

This Fund seeks investment results that correspond with the small-capitalization sector of the U.S. equity market.

SPDR - S&P MidCap 400 ETF Trust — **5.85%**

The Fund seeks to generally correspond to the price and yield performance of the S&P MidCap 400 Index.

iShares - MSCI Emerging Markets Index Fund — **4.37%**

This Fund seeks investment results that correspond with the global emerging markets.

iShares - MSCI Germany Index Fund — **2.74%**

This Fund seeks investment results that correspond generally to the price and yield performance of publicly traded securities in the German market.

iShares - S&P 500 Index Fund — **1.86%**

This Fund seeks investment results that correspond with the performance of the large-capitalization sector of the U.S. equity market.

SPDR - Energy Select Sector Fund — **1.46%**

This Fund seeks to invest in a wide array of industrial companies including aerospace, defense, building products, construction, engineering, electrical equipment, and others.

SPDR - Technology Select Sector Fund — **1.46%**

This Fund seeks to closely match the returns and characteristics of the Technology Select Sector of the S&P 500 Index.

AdvisorOne Funds Annual Report Enhanced Income Fund - Performance Update

Annualized Total Returns as of April 30, 2011

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class N Shares[1]	9.11%	N/A	N/A	9.86%	10/1/09

[1] Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Enhanced Income Fund (assuming reinvestment of all dividends and distributions) versus the Fund's benchmark index.

$14,000
$12,000
$10,000
$8,000
$6,000
10/1/09
10/31/09
1/10
4/10
7/10
10/10
1/11
4/11
$13,658
$11,600
Enhanced Income Fund (Class N)
S&P 500 Index

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund's total annual operating expenses, including underlying fund expenses, for the Enhanced Income Fund for the fiscal year ending April 30, 2010 were 2.35%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

"S&P 500 Index", a registered trademark of McGraw-Hill Co., Inc., is a market capitalization weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

AdvisorOne Funds Annual Report

Flexible Income Fund - Portfolio Summary

Portfolio Commentary

Flexible Income's portfolio continues to be positioned to take advantage of the relative yield advantage in investment grade corporate bonds and high yield corporate bonds. Interest rates ended the year lower than where they started. Rates followed a downtrend into the fall of 2010 and then rebounded with the announcement of QE2. Until February 2011, they rebounded to the point of exceeding the levels we saw at the beginning of the year. But, they fell back again as the fiscal year came to a close. The fall back in rates to end the year was not as severe as the rate decrease we saw in the summer of 2010 leading up to the announcement of QE2. Interest rates are seeing significant volatility, thanks to stronger economic growth bumping against rising Middle East/ North African tensions, the effects from the Japan earthquake and tsunami, and other issues like rising energy prices. Despite the turmoil, we expect a continuation of the economic recovery at this point. Also, despite a relatively flat 4th quarter for interest rates, rates have exhibited an upward bias since the announcement of QE2. Given this bias, we may need a larger cash balance to offset this interest rate risk.

Duration has been moved to short relative to the benchmark, despite rates on the short end of the yield curve remaining in a holding pattern, which is providing an anchor to the long end. However, with the end of QE2 on the horizon and continuing improvement in the economy and employment, our bias is towards higher rates. Until we begin to see normalization of monetary policy, income generation remains key to performance relative to the benchmark as the Fed remains in a holding pattern on rates. Once normalization begins, duration management will become much more important. We would be remiss not to mention that rising energy prices are a wild card that could change these outlooks very rapidly if those prices continue higher.

**Based on total net asset value as of April 30, 2011. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund's risk because each investment has a greater effect on the Fund's performance.*

You cannot invest directly in an index or benchmark.

Portfolio Composition*

5.94% Corporate Bonds
2.03% Other / Cash Equivalents
11.02% Money Market Funds
44.95% Bond Funds
36.06% U.S. Government and Agency Obligations

Top Ten Portfolio Holdings*

iShares - iBoxx $ High Yield Corporate Bond Fund — **8.55%**

This Fund seeks investment results that correspond generally to the price and yield performance of the U.S. dollar high yield corporate bond market as defined by the iBoxx $ Liquid High Yield Index.

SPDR - Barclays Capital High Yield Bond ETF — **8.41%**

This Fund seeks to provide investment results that correspond generally to the price and yield performance of the Barclays Capital High Yield Very Liquid Index.

iShares - Barclays Aggregate Bond Fund — **4.92%**

This Fund seeks investment results that correspond generally to the price and yield performance of the total United States investment grade bond market as defined by the Barclays Capital U.S. Aggregate Bond Index.

iShares - Barclays Intermediate Credit Bond Fund — **3.80%**

This Fund seeks results that correspond generally to the price and yield performance of the investment grade credit sector of the U.S. bond market.

Vanguard - Total Bond Market ETF — **3.22%**

This Fund seeks to track the performance of a broad, market-weighted bond index.

iShares - iBoxx $ Investment Grade Corporate Bond Fund — **2.63%**

This Fund seeks investment results that correspond generally to the price and yield performance of the corporate bond market as defined by the iBoxx $ Liquid Investment Grade Index.

iShares - Barclays Credit Bond Fund — **2.63%**

This Fund seeks results that correspond with the investment grade credit sector of the United States bond market as defined by the Barclays Capital U.S. Credit Bond Index.

SPDR - DB International Government Inflation-Protected Bond ETF — **1.85%**

This Fund seeks to provide investment results that correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the global bond market outside the United States.

AdvisorOne Funds Annual Report | Flexible Income Fund - Performance Update

Annualized Total Returns as of April 30, 2011

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class N Shares[1]	6.10%	N/A	N/A	5.23%	10/1/09

[1] Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Flexible Income Fund (assuming reinvestment of all dividends and distributions) versus the Fund's benchmark index.

$11,000
$10,500
$10,000
$9,500
$10,838
$10,817
10/1/09
10/31/09
1/10
4/10
7/10
10/10
1/11
4/11
Flexible Income Fund (Class N)
Barclays Aggregate Bond Index

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund's total annual operating expenses, including underlying fund expenses, for the Flexible Income Fund for the fiscal year ending April 30, 2010 were 1.64%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

The Barclays Capital U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities, and asset-backed securities that are publicly offered for sale in the United States. The securities in the index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in US dollars and must be fixed rate, nonconvertible, and taxable. Investors cannot invest directly in an index.

AdvisorOne Funds Annual Report

Select Appreciation Fund - Portfolio Summary

Portfolio Commentary

The fund has reduced its international exposure in favor of mid and small cap securities, which have benefitted the fund over the last year. The fund's positions in Asian securities helped it during the beginning of the year, but caused some underperformance as the year came to a close. We believe the Asian markets are still poised for stronger growth than the rest of the world, but have reduced the holdings over the last year. The commodity exposure has been reduced as the market looked frothy and expectations seemed to predict stronger growth globally than we felt was appropriate. With the southern hemisphere experiencing a horrible growing season from droughts, floods, and earthquakes, commodities experienced a great rise during the year. We will be looking for entry points to reinitiate a position in commodities.

Select Appreciation has had minimal exposure to Europe and is continuing that stance. However, it has started to reinvest some proceeds from the commodity-producing countries into the northern European countries. Domestically, it has maintained an underweight toward financials and utilities, with the difference allocated fairly evenly across the other sectors, as we want to have minimal exposure to the interest rate sensitive sectors.

**Based on total net asset value as of April 30, 2011. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund's risk because each investment has a greater effect on the Fund's performance.*

You cannot invest directly in an index or benchmark.

Portfolio Composition*

0.68% Small Cap Value
0.09% Diversified Companies
1.82% International Equity
0.07% Large Cap Growth
0.15% Other / Cash Equivalents
4.19% Large Cap Value
6.80% Specialty
29.36% Emerging Markets
13.23% Small Cap Blend
14.83% Large Cap Blend
28.78% Mid Cap Blend

Top Ten Portfolio Holdings*

SPDR - S&P MidCap 400 ETF Trust — **10.33%**

The Fund seeks to generally correspond to the price and yield performance of the S&P MidCap 400 Index.

Vanguard - MSCI Emerging Markets ETF — **9.92%**

This Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.

Vanguard - Small Cap ETF — **8.66%**

This Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

This is an exchange-traded note that provides investors with a cash payment at the scheduled maturity or optional redemption based on a leveraged participation in the S&P 500 TR Index.

iShares - Russell Midcap Index Fund — **5.66%**

This Fund seeks investment results that correspond with the Russell Mid-Cap Growth Index, an index of the 800 smallest companies in the Russell 1000 Index.

SPDR - S&P China ETF — **5.53%**

This Fund seeks to closely match the returns and characteristics of the total return performance of the S&P China BMI Index based upon the Chinese equity market.

iShares - S&P MidCap 400 ETF Trust — **4.77%**

This Fund seeks investment results that correspond generally with the performance of the mid-capitalization sector of the U.S. equity market.

Vanguard - Mid-Cap ETF — **4.36%**

This Fund seeks to track the performance of the MSCI US Mid-Cap 450 Index, an index of stocks of medium-size U.S. companies.

SPDR - S&P Emerging Asia Pacific ETF — **4.16%**

This Fund seeks to replicate the total return performance of S&P/Citigroup BMI Asia Pacific Emerging index.

SPDR - S&P 500 ETF Trust — **3.98%**

This unit investment trust consists of a portfolio representing all 500 stocks in the S&P 500 Index.

AdvisorOne Funds Annual Report Select Appreciation Fund - Performance Update

Annualized Total Returns as of April 30, 2011

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class N Shares[1]	19.50%	N/A	N/A	21.06%	10/1/09

[1] Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Select Appreciation Fund (assuming reinvestment of all dividends and distributions) versus the Fund's benchmark index.

$14,000
$12,000
$10,000
$8,000
10/1/09
10/31/09
1/10
4/10
7/10
10/10
1/11
4/11
$13,658
$13,520
Select Appreciation Fund (Class N)
S&P 500 Index

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund's total annual operating expenses, including underlying fund expenses, for the Select Appreciation Fund for the fiscal year ending April 30, 2010 were 2.21%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

"S&P 500 Index", a registered trademark of McGraw-Hill Co., Inc., is a market capitalization weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

AdvisorOne Funds Annual Report
Reservoir Fund - Portfolio Summary

Portfolio Commentary

The Reservoir fund offers investors a short-term ladder of treasury bonds and money market instruments with the goal of offering incremental yield over traditional money market options. While the fund can be used as a very low risk holding, it is designed to serve the needs of investors seeking to set aside two to three years of income. Because the Federal Reserve has kept interest rates extremely low, adding incremental value has been difficult.

Portfolio Composition*

0.47% Other / Cash Equivalents
28.41% Money Market Funds
71.12% U.S. Government and Agency Obligations

Top Ten Portfolio Holdings*

U.S. Government and Agency Obligations	**71.12%**
Fifth Third Institutional Money Market Fund	**28.41%**

This Fund seeks stability of principal and current income. The fund invests primarily in high-quality commercial paper and other money market securities.

**Based on total net asset value as of April 30, 2011. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund's risk because each investment has a greater effect on the Fund's performance.*

You cannot invest directly in an index or benchmark.

AdvisorOne Funds Annual Report Reservoir Fund - Performance Update

Annualized Total Returns as of April 30, 2011

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Investor Class Shares[1]	0.30%	N/A	N/A	-0.16%	5/29/09
Class N Shares[2]	0.30%	N/A	N/A	-0.10%	5/29/09

[1] Investor Class Shares are not subject to an initial sales charge or a CDSC.
[2] Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Reservoir Fund (assuming reinvestment of all dividends and distributions) versus the Fund's benchmark index.

$11,000
$10,000
$9,000
$10,020
$9,980
$9,970
5/1/09
7/31/09
10/09
1/10
4/10
7/10
10/10
1/10
4/10
Reservoir Fund (Class N)
Reservoir Fund (Investor Class)
Citigroup 1-Month Treasury Bill

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund's total annual operating expenses, including underlying fund expenses, for the Reservoir Fund Class N and Investor Class for the fiscal year ending April 30, 2010 were 8.14% and 3.91%, respectively. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

The Citigroup 1-Month T-Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Investors cannot invest directly in an index or benchmark.

AdvisorOne Funds Annual Report

Shelter Fund - Portfolio Summary

Portfolio Commentary

The fund saw 23 signals to move assets this year. Shelter started the fiscal year 84 percent invested. As the spring and summer of 2010 progressed, unresolved European debt issues impacted economic growth expectations, and the market was in a down trend over this period. The Shelter fund moved as much as 68 percent of the portfolio into government bonds during this timeframe. As we moved into the fall and winter, concerns eased and the Shelter fund was 100 percent invested back into the stock market in early November 2010. As the calendar year came to a close, one of the automatic processes in Shelter kicked in and the government bonds level of the fund was moved to $10.88 Net Asset Value ("NAV") from $10.00. The movement to the new government bonds level raised the sensitivity of the fund and there were a couple of small moves into government bonds during the final months of the fiscal year. However, the continuing rally hit trigger points and the fund ended the fiscal year fully invested in the stock market.

As the fiscal year closed out, the equity market volatility during the final months of the year may have lead one to expect more aggressive movements to government bonds. With the fund's NAV rising sharply with the market early in the calendar year, the fund's moves to government bonds were slower than some may expect. The NAV reached as high as $11.74 during the final four months of the fiscal year compared to the government bonds level of $10.88. As the fund's NAV approached the $10.88 government bonds level in early 2011 as the market sold off during the first months of the calendar year, we saw some moves into government bonds. Three factors caused the portfolio to become fully invested at the end of March 2011: 1) The NAV of the Shelter Fund increased along with the rising equity market, 2) volatility declined, and 3) interest rates rose from the lows seen in March. As a result, all tranches moved back to 100 percent invested securities and 0 percent sheltered assets to close out the final month of the fiscal year.

The equity allocation in the fund is consistent with the funds need for broad based highly liquid ETFs. Broad based, highly liquid ETFs are required to support the fund's ability to move into and out of government bonds. As the year progressed, we reduced our target allocation to emerging markets given the uncertainties that abounded in the economy and our objective of mitigating large market declines. Despite the emerging markets reduction, we are still overweight emerging markets in the fund consistent with the fund's adviser's overall investment themes. The proceeds from lower emerging markets exposure were invested into large cap blend securities. Overall, the fund's allocation is also consistent with the fund's adviser's guiding asset allocation views. As such, the fund is overweight growth relative to value. International equities remain a significant portion of the allocation with an emphasis on emerging markets.

**Based on total net asset value as of April 30, 2011. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund's risk because each investment has a greater effect on the Fund's performance.*

You cannot invest directly in an index or benchmark.

Portfolio Composition*

0.98% Small Cap Value
3.49% Small Cap Growth
2.00% Other / Cash Equivalents
3.63% Mid Cap Growth
4.11% Small Cap Blend
4.93% International Equity
42.71% Large Cap Blend
6.35% Large Cap Value
9.29% Emerging Markets
10.23% Mid Cap Blend
12.28% Large Cap Growth

Top Ten Portfolio Holdings*

SPDR - S&P 500 ETF Trust — **21.37%**

This unit investment trust consists of a portfolio representing all 500 stocks in the S&P 500 Index.

iShares - S&P 500 Index Fund — **21.35%**

This Fund seeks investment results that correspond with the performance of the large-capitalization sector of the U.S. equity market.

Vanguard - Growth ETF — **5.86%**

This Fund is an exchange-traded share class of Vanguard Growth Index Fund, which is designed to track the performance of the MSCI US Prime Market Growth Index.

iShares - Russell 1000 Growth Index Fund — **5.84%**

This Fund seeks investment results that correspond with the large-capitalization growth sector of the U.S. equity market.

iShares - Russell Midcap Index Fund — **5.12%**

This Fund seeks investment results that correspond generally to the Russell Midcap Index.

Vanguard - Mid-Cap ETF — **5.10%**

This Fund seeks to track the performance of the MSCI US Mid-Cap 450 Index, an index of stocks of medium-size U.S. companies.

Vanguard - MSCI Emerging Markets ETF — **4.66%**

This Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.

iShares - MSCI Emerging Markets Index — **4.63%**

This Fund seeks investment results that correspond with the global emerging markets.

iShares - Russell 1000 Value Index Fund — **3.18%**

This Fund seeks investment results that correspond with the performance of the large-capitalization sector of the U.S. equity market

Vanguard - Value ETF — **3.17%**

This Fund seeks to track the performance of the MSCI US Prime Market Value Index.

AdvisorOne Funds Annual Report Shelter Fund - Performance Update

Annualized Total Returns as of April 30, 2011

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class N Shares[1]	12.95%	N/A	N/A	13.18%	12/30/09

[1] Class N Shares are not subject to an initial sales charge or a CDSC.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the Shelter Fund (assuming reinvestment of all dividends and distributions) versus the Fund's benchmark index.

$14,000
$12,000
$10,000
$8,000
12/30/09
1/31/10
4/10
7/10
10/10
1/11
4/11
$12,422
$11,792
$10,538
Shelter Fund (Class N)
S&P 500 Index
BarCap Govt/Credit 1-5 Yr TR USD

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund's total annual operating expenses, including underlying fund expenses, for the Shelter Fund for the fiscal year ending April 30, 2010 were 4.30%. Performance results reflect a contractual fee waiver by the investment adviser as described in the prospectus of the Fund. For performance information current to the most recent month-end, please call toll-free 1-866-811-0225.

"S&P 500 Index", a registered trademark of McGraw-Hill Co., Inc., is a market capitalization weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark. The BarCap 1-5 Year Government Credit Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. Investors cannot invest directly in an index or benchmark.

AdvisorOne Funds Annual Report

Schedule of Investments - Amerigo Fund
April 30, 2011
	Shares	Value
Equity Funds - 99.97%
Emerging Markets - 23.09%
iShares FTSE China 25 Index Fund	260,000	$ 11,754,600
iShares MSCI All Country Asia ex Japan Index Fund	212,000	13,746,080
iShares MSCI BRIC Index Fund	20,000	1,007,400
iShares MSCI Emerging Markets Index Fund	400,000	20,000,000
iShares S&P Asia 50 Index Fund	100,000	4,931,000
iShares S&P Latin America 40 Index Fund	270,000	14,625,900
SPDR S&P BRIC 40 ETF	170,000	5,023,500
SPDR S&P China ETF	265,000	21,775,050
SPDR S&P Emerging Asia Pacific ETF	152,000	13,435,280
Vanguard MSCI Emerging Markets ETF	530,000	26,807,400
		133,106,210
International Equity - 6.71%
iShares MSCI Canada Index Fund	225,000	7,582,500
iShares MSCI Germany Index Fund	270,000	7,770,600
iShares MSCI Pacific ex-Japan Index Fund	50,000	2,528,000
iShares MSCI Sweden Index Fund	180,000	6,427,800
iShares MSCI Switzerland Index Fund	70,000	1,949,500
iShares S&P Global 100 Index Fund	75,000	5,166,000
Vanguard FTSE All-World ex-US ETF	80,000	4,160,800
Vanguard MSCI Europe ETF	55,000	3,098,150
		38,683,350
Large Cap Blend - 19.24%
Barclays ETN+Long C Leveraged ETN Linked to S&P 500 *	15,000	2,269,650
iShares S&P 100 Index Fund	130,000	7,923,500
iShares S&P 500 Index Fund	195,000	26,695,500
SPDR S&P 500 ETF Trust	290,000	39,596,600
Vanguard Large-Cap ETF	309,000	19,340,310
Vanguard Total Stock Market ETF	214,000	15,129,800
		110,955,360
Large Cap Growth - 4.22%
iShares Russell 1000 Growth Index Fund	380,000	23,731,000
PowerShares QQQ Trust Series 1	10,000	591,300
		24,322,300

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Amerigo Fund (Continued)
April 30, 2011
	Shares	Value
Large Cap Value - 6.21%
iShares Morningstar Large Value Index Fund	50,000	$ 3,284,000
iShares Russell 1000 Value Index Fund	50,000	3,522,500
RevenueShares Large Cap ETF	310,000	8,004,200
SPDR Dow Jones Industrial Average ETF Trust	100,000	12,804,000
Vanguard Dividend Appreciation ETF	59,000	3,389,550
Vanguard Value ETF	82,000	4,788,800
		35,793,050
Mid Cap Blend - 20.46%
iShares Russell Midcap Index Fund	270,000	30,304,800
iShares S&P MidCap 400 Index Fund	85,000	8,618,150
SPDR S&P MidCap 400 ETF Trust	104,000	19,164,080
Vanguard Extended Market ETF	294,000	17,836,980
Vanguard Mid-Cap ETF	508,000	42,026,840
		117,950,850
Mid Cap Growth - 2.87%
iShares Russell Midcap Growth Index Fund	262,000	16,526,960

Small Cap Blend - 6.61%
iShares Russell 2000 Index Fund	178,000	15,373,860
Vanguard Small Cap ETF	280,000	22,766,800
		38,140,660
Specialty - 10.56%
iShares Dow Jones US Pharmaceuticals Index Fund	20,000	1,440,400
iShares Nasdaq Biotechnology Index Fund	20,000	2,149,000
SPDR Consumer Staples Select Sector Fund	400,000	12,608,000
SPDR Energy Select Sector Fund	260,000	20,914,400
SPDR Financial Select Sector Fund	250,000	4,092,500
SPDR Health Care Select Sector Fund	450,000	15,871,500
SPDR Technology Select Sector Fund	50,000	1,337,500
SPDR S&P Biotech ETF *	20,000	1,475,800
SPDR S&P Pharmaceuticals ETF	20,000	1,016,200
		60,905,300

Total Equity Funds (cost $468,332,985)		576,384,040

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Amerigo Fund (Continued)
April 30, 2011
	Shares	Value
Money Market Funds - 1.01%
Fifth Third Institutional Money Market Fund	5,842,815	$ 5,842,815
Total Money Market Funds (cost $5,842,815)		5,842,815

Total Investments (cost $474,175,800) - 100.98%		$582,226,855
Liabilities In Excess of Other Assets - (0.98)%		(5,677,452)
NET ASSETS - 100.00%		$576,549,403

*Non-income producing security

BRIC - Brazil, Russia, India, China
DB - Deutsche Bank
EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
ETN - Exchange Traded Note
FTSE - Financial Times Stock Exchange
GSCI - Goldman Sachs Commodity Index
KBW - Keefe, Bruyette & Woods
MBS - Mortgage Backed Security
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors' Depositary Receipts

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Clermont Fund
April 30, 2011
	Shares	Value
Common Stock - 0.65%
Diversified Companies - 0.65%
Berkshire Hathaway, Inc. - Class B *	20,000	$ 1,666,000
Total Common Stock (cost $1,544,601)		1,666,000

Bond Funds - 34.94%
iShares 10+ Year Credit Bond Fund	1,000	53,380
iShares Barclays 1-3 Year Credit Bond Fund	3,000	314,850
iShares Barclays 3-7 Year Treasury Bond Fund	1,000	115,790
iShares Barclays 7-10 Year Treasury Bond Fund	1,000	94,470
iShares Barclays Aggregate Bond Fund	1,000	106,490
iShares Barclays Credit Bond Fund	242,000	25,632,640
iShares Barclays Intermediate Credit Bond Fund	15,000	1,601,850
iShares iBoxx $ High Yield Corporate Bond Fund	200,000	18,570,000
iShares iBoxx $ Investment Grade Corporate Bond Fund	145,000	16,018,150
PIMCO Enhanced Short Maturity Strategy Fund	4,000	404,680
SPDR Barclays Capital Aggregate Bond ETF	1,000	56,070
SPDR Barclays Capital High Yield Bond ETF	290,000	11,861,000
SPDR Barclays Capital Intermediate Term Credit Bond ETF	21,000	696,990
SPDR Barclays Capital Long Term Credit Bond ETF	1,000	35,896
SPDR Barclays Capital Short Term Corporate Bond ETF	3,000	91,440
Vanguard Intermediate Term Bond ETF	3,000	250,380
Vanguard Intermediate-Term Corporate Bond ETF	25,000	2,006,250
Vanguard Long-Term Corporate Bond ETF	1,000	78,400
Vanguard Short-Term Bond ETF	10,000	807,800
Vanguard Short-Term Corporate Bond ETF	3,000	234,600
Vanguard Total Bond Market ETF	130,000	10,527,400
Total Bond Funds (cost $83,473,297)		89,558,526

Equity Funds - 55.33%
Emerging Markets - 8.14%
iShares MSCI All Country Asia ex Japan Index Fund	40,000	2,593,600
iShares MSCI BRIC Index Fund	20,000	1,007,400
iShares MSCI Emerging Markets Index Fund	10,000	500,000
iShares S&P Latin America 40 Index Fund	28,000	1,516,760
SPDR S&P BRIC 40 ETF	20,000	591,000
SPDR S&P Emerging Asia Pacific ETF	40,000	3,535,600
Vanguard MSCI Emerging Markets ETF	220,000	11,127,600
		20,871,960

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Clermont Fund (Continued)
April 30, 2011
	Shares	Value
International Equity - 4.45%
iShares MSCI Germany Index Fund	40,000	$ 1,151,200
iShares S&P Global 100 Index Fund	55,000	3,788,400
Vanguard FTSE All-World ex-US ETF	60,000	3,120,600
Vanguard MSCI Europe ETF	30,000	1,689,900
Vanguard MSCI Pacific ETF	15,000	866,850
Vanguard Total World Stock Index Fund	15,000	780,450
		11,397,400
Large Cap Blend - 16.71%
iShares S&P 100 Index Fund	20,000	1,219,000
iShares S&P 500 Index Fund	55,000	7,529,500
SPDR S&P 500 ETF Trust	150,000	20,481,000
Vanguard Large-Cap ETF	85,000	5,320,150
Vanguard Total Stock Market ETF	117,000	8,271,900
		42,821,550
Large Cap Growth - 1.67%
iShares Russell 1000 Growth Index Fund	40,000	2,498,000
iShares S&P 500 Growth Index Fund	200	14,194
PowerShares QQQ Trust Series 1	30,000	1,773,900
		4,286,094
Large Cap Value - 4.93%
iShares Morningstar Large Value Index Fund	50,000	3,284,000
iShares S&P 500 Value Index Fund	200	12,976
RevenueShares Large Cap ETF	70,000	1,807,400
SPDR Dow Jones Industrial Average ETF Trust	20,000	2,560,800
Vanguard Dividend Appreciation ETF	42,000	2,412,900
Vanguard Value ETF	44,000	2,569,600
		12,647,676
Mid Cap Blend - 10.08%
iShares Russell Midcap Index Fund	39,000	4,377,360
iShares S&P MidCap 400 Index Fund	15,000	1,520,850
SPDR S&P MidCap 400 ETF Trust	46,000	8,476,420
Vanguard Extended Market ETF	80,000	4,853,600
Vanguard Mid-Cap ETF	80,000	6,618,400
		25,846,630
Small Cap Blend - 2.90%
iShares Russell 2000 Index Fund	20,000	1,727,400
Vanguard Small Cap ETF	70,000	5,691,700
		7,419,100

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Clermont Fund (Continued)
April 30, 2011
	Shares	Value
Specialty - 6.45%
iShares Diversified Alternatives Trust *	127,510	$ 6,641,996
SPDR Consumer Staples Select Sector Fund	100,000	3,152,000
SPDR Energy Select Sector Fund	40,000	3,217,600
SPDR Health Care Select Sector Fund	100,000	3,527,000
		16,538,596

Total Equity Funds (cost $112,328,596)		141,829,006

	Principal ($)	Value
Corporate Bonds - 6.97%
Agilent Technologies, Inc., 6.50%, due 11/1/17	$ 1,475,000	1,680,513
Alcoa, Inc., 5.87%, due 2/23/22	1,762,000	1,843,644
Bunge, Ltd. Financial, 8.50%, due 6/15/19	779,000	946,896
Chevron Phillips Chemical Co., 8.25%, due 6/15/19 **	1,120,000	1,381,312
Enogex, LLC, 6.25%, due 3/15/20 **	2,180,000	2,365,405
Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 4/1/17	1,350,000	1,488,375
Goldman Sachs Group, Inc., 5.95%, due 1/15/27	1,600,000	1,601,275
HSBC Finance Corp., 7.00%, due 5/15/12	1,600,000	1,697,070
Mutual of Omaha Insurance Co., 6.80%, due 6/15/36 **	2,000,000	2,063,522
Sunoco, Inc., 4.875%, due 10/15/14	644,000	694,867
Timken Co., 6.00%, due 9/15/14	700,000	777,930
Westar Energy, Inc., 6.00%, due 7/1/14	1,207,000	1,332,351
Total Corporate Bonds (cost $15,881,303)		17,873,160

U.S. Government and Agency Obligations - 0.71%
United States Treasury Note, 0.75%, due 11/30/11	300,000	301,066
United States Treasury Note, 0.875%, due 5/31/11	300,000	300,187
United States Treasury Note, 0.875%, due 1/31/12	300,000	301,547
United States Treasury Note, 0.875%, due 2/29/12	300,000	301,664
United States Treasury Note, 1.00%, due 9/30/11	300,000	301,113
United States Treasury Note, 1.00%, due 10/31/11	300,000	301,301
Total U.S. Government and Agency Obligations (cost $1,801,147)		1,806,878

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Clermont Fund (Continued)
April 30, 2011
	Shares	Value
Money Market Funds - 1.68%
Fifth Third Institutional Money Market Fund	4,315,841	$ 4,315,841
Total Money Market Funds (cost $4,315,841)		4,315,841

Total Investments (cost $219,344,785) - 100.28%		$257,049,411
Liabilities In Excess of Other Assets - (0.28)%		(720,567)
NET ASSETS - 100.00%		$256,328,844

* Non-income producing security
** 144A Security

BRIC - Brazil, Russia, India, China
DB - Deutsche Bank
EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
ETN - Exchange Traded Note
FTSE - Financial Times Stock Exchange
GSCI - Goldman Sachs Commodity Index
KBW - Keefe, Bruyette & Woods
MBS - Mortgage Backed Security
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors' Depositary Receipts

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Select Allocation Fund
April 30, 2011
	Shares	Value
Common Stock - 0.35%
Diversified Companies - 0.35%
Berkshire Hathaway, Inc. - Class B *	10,000	$ 833,000
Total Common Stock (cost $630,695)		833,000

Bond Funds - 11.62%
iShares Barclays Credit Bond Fund	68,000	7,202,560
iShares Barclays Intermediate Credit Bond Fund	1,000	106,790
iShares iBoxx $ High Yield Corporate Bond Fund	110,000	10,213,500
iShares iBoxx $ Investment Grade Corporate Bond Fund	1,000	110,470
SPDR Barclays Capital High Yield Bond ETF	250,000	10,225,000
SPDR Barclays Capital Intermediate Term Credit Bond ETF	1,000	33,190
Vanguard Intermediate-Term Corporate Bond ETF	1,000	80,250
Total Bond Funds (cost $25,374,973)		27,971,760

Equity Funds - 78.29%
Commodity Funds - 0.21%
PowerShares DB Oil Fund *	15,000	513,300
		513,300
Emerging Markets - 20.04%
iShares FTSE China 25 Index Fund	40,000	1,808,400
iShares MSCI All Country Asia ex Japan Index Fund	30,000	1,945,200
iShares MSCI BRIC Index Fund	10,000	503,700
iShares MSCI Emerging Markets Index Fund	163,000	8,150,000
iShares S&P Asia 50 Index Fund	30,000	1,479,300
iShares S&P Latin America 40 Index Fund	160,000	8,667,200
SPDR S&P BRIC 40 ETF	108,000	3,191,400
SPDR S&P China ETF	70,000	5,751,900
SPDR S&P Emerging Asia Pacific ETF	40,000	3,535,600
SPDR S&P Emerging Markets Small Cap ETF	11,100	623,154
Vanguard MSCI Emerging Markets ETF	249,000	12,594,420
		48,250,274
International Equity - 3.69%
iShares MSCI Canada Index Fund	100,000	3,370,000
iShares MSCI Pacific ex-Japan Index Fund	97,000	4,904,320
iShares S&P Global 100 Index Fund	5,000	344,400
Vanguard MSCI Europe ETF	5,000	281,650
		8,900,370

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Select Allocation Fund (Continued)
April 30, 2011
	Shares	Value
Large Cap Blend - 19.11%
iShares S&P 500 Index Fund	94,000	$ 12,868,600
SPDR S&P 500 ETF Trust	130,000	17,750,200
Vanguard Large-Cap ETF	116,000	7,260,440
Vanguard Total Stock Market ETF	115,000	8,130,500
		46,009,740
Large Cap Growth - 3.71%
iShares Russell 1000 Growth Index Fund	65,000	4,059,250
PowerShares QQQ Trust Series 1	15,000	886,950
Vanguard Growth ETF	60,000	3,977,400
		8,923,600
Large Cap Value - 4.03%
iShares Morningstar Large Value Index Fund	50,000	3,284,000
RevenueShares Large Cap ETF	95,000	2,452,900
SPDR Dow Jones Industrial Average ETF Trust	10,000	1,280,400
Vanguard Value ETF	46,000	2,686,400
		9,703,700
Mid Cap Blend - 13.12%
iShares Russell Midcap Index Fund	33,200	3,726,368
iShares S&P MidCap 400 Index Fund	24,400	2,473,916
SPDR S&P MidCap 400 ETF Trust	67,000	12,346,090
Vanguard Extended Market ETF	91,000	5,520,970
Vanguard Mid-Cap ETF	91,000	7,528,430
		31,595,774
Small Cap Blend - 4.72%
iShares Russell 2000 Index Fund	46,000	3,973,020
Vanguard Small Cap ETF	91,000	7,399,210
		11,372,230
Specialty - 9.66%
iShares Diversified Alternatives Trust *	29,000	1,510,610
iShares Nasdaq Biotechnology Index Fund	10,000	1,074,500
iShares S&P Global Energy Sector Index Fund	45,000	2,043,450
iShares S&P Global Industrials Sector Index Fund	15,000	898,500
iShares S&P Global Materials Sector Index Fund	27,000	2,110,320
Market Vectors-Coal ETF	30,000	1,530,600

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Select Allocation Fund (Continued)
April 30, 2011
	Shares	Value
Specialty - 9.66% (continued)
SPDR Energy Select Sector Fund	50,000	$ 4,022,000
SPDR Health Care Select Sector Fund	100,000	3,527,000
SPDR Industrial Select Sector Fund	15,000	580,500
SPDR S&P Biotech ETF *	40,000	2,951,600
SPDR S&P Oil & Gas Exploration & Production ETF	5,000	318,600
SPDR Technology Select Sector Fund	101,000	2,701,750
		23,269,430

Total Equity Funds (cost $152,301,284)		188,538,418
	Principal ($)	Value
Corporate Bonds - 8.49%
Agilent Technologies, Inc. 6.50%, due 11/1/17	$ 1,160,000	$ 1,321,624
Alcoa, Inc., 5.87%, due 2/23/22	1,719,000	1,798,652
Alcoa, Inc., 6.75%, due 7/15/18	743,000	840,023
Bunge, Ltd. Financial, 8.50%, due 6/15/19	712,000	865,455
Chevron Phillips Chemical 144A, 8.25%, due 6/15/19 **	1,112,000	1,371,445
Corning, Inc., 7.25%, due 8/15/36	785,000	901,605
Enogex LLC, 6.25%, due 3/15/20 **	1,450,000	1,573,320
Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 4/1/17	2,480,000	2,734,200
Goldman Sachs Group, Inc., 5.95%, due 1/15/27	1,583,000	1,584,262
HSBC Finance Corp., 7.00%, due 5/15/12	1,583,000	1,679,039
Mutual of Omaha Insurance Co., 6.80%, due 6/15/36 **	1,615,000	1,666,294
Nordstrom, Inc. 7.00%, due 1/15/38	1,802,000	2,163,416
Sunoco, Inc. 4.875%, due 10/15/14	623,000	672,208
United States Steel Corp., 7.375%, due 4/1/20	1,200,000	1,266,000
Total Corporate Bonds (cost $17,543,805)		20,437,543

U.S. Government and Agency Obligations - 0.25%
United States Treasury Note, 0.75%, due 11/30/2011	200,000	200,711
United States Treasury Note, 0.875%, due 2/29/2012	200,000	201,110
United States Treasury Note, 1.00%, due 10/31/2011	200,000	200,867
Total U.S. Government and Agency Obligations (cost $600,254)		602,688

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Select Allocation Fund (Continued)
April 30, 2011
	Shares	Value
Money Market Funds - 1.52%
Fifth Third Institutional Money Market Fund	3,670,097	$ 3,670,097
Total Money Market Funds (cost $3,670,097)		3,670,097

Total Investments (cost $200,121,108) - 100.52%		$242,053,506
Liabilities In Excess of Other Assets - (0.52)%		(1,253,725)
NET ASSETS - 100.00%		$240,799,781

* Non-income producing security.
** 144A security.

BRIC - Brazil, Russia, India, China
DB - Deutsche Bank
EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
ETN - Exchange Traded Note
FTSE - Financial Times Stock Exchange
GSCI - Goldman Sachs Commodity Index
MBS - Mortgage Backed Security
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors' Depositary Receipts
KBW - Keefe, Bruyette & Woods

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Descartes Fund
April 30, 2011
	Shares	Value
Bond Funds - 3.91%
iShares Barclays 7-10 Year Treasury Bond Fund	6,000	$ 566,820
iShares iBoxx $ High Yield Corporate Bond Fund	11,500	1,067,775
iShares iBoxx $ Investment Grade Corporate Bond Fund	39,500	4,363,565
iShares JPMorgan USD Emerging Markets Bond Fund	8,000	863,920
iShares S&P/Citigroup International Treasury Bond Fund	1,000	108,540
PIMCO Enhanced Short Maturity Strategy Fund	5,000	505,850
Total Bond Funds (cost $7,195,421)		7,476,470

Equity Funds - 93.89%
Commodity Funds - 0.69%
PowerShares DB Agriculture Fund *	39,000	1,328,340

Emerging Markets - 4.08%
iShares MSCI All Country Asia ex Japan Index Fund	11,500	745,660
iShares MSCI Emerging Markets Index Fund	12,000	600,000
iShares MSCI Poland Investable Market Index Fund	10,000	396,200
iShares MSCI Taiwan Index Fund	148,000	2,368,000
iShares S&P Emerging Markets Infrastructure Index Fund	4,000	147,560
SPDR S&P Emerging Asia Pacific ETF	10,000	883,900
SPDR S&P Emerging Europe ETF	12,000	693,240
Vanguard MSCI Emerging Markets ETF	39,000	1,972,620
		7,807,180
International Equity - 7.08%
iShares MSCI EAFE Index Fund	4,000	253,840
iShares MSCI EAFE Small Cap Index Fund	35,000	1,606,150
iShares MSCI Germany Index Fund	189,000	5,439,420
iShares MSCI Hong Kong Index Fund	60,000	1,161,600
iShares MSCI Japan Index Fund	250,000	2,632,500
iShares MSCI Switzerland Index Fund	14,000	389,900
iShares MSCI United Kingdom Index Fund	34,000	649,740
Vanguard FTSE All-World ex-US ETF	4,500	234,045
Vanguard MSCI Europe ETF	21,000	1,182,930
		13,550,125
Large Cap Blend - 8.06%
iShares Morningstar Large Core Index Fund	26,000	1,984,580
iShares S&P 500 Index Fund	33,000	4,517,700
Rydex Russell Top 50 ETF	35,500	3,403,385
SPDR S&P 500 ETF Trust	25,000	3,413,500
Vanguard Mega Cap 300 ETF	45,000	2,090,250
		15,409,415

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Descartes Fund (Continued)
April 30, 2011
	Shares	Value
Large Cap Growth - 14.97%
iShares Morningstar Large Growth Index Fund	38,000	$ 2,650,770
iShares Russell 1000 Growth Index Fund	263,800	16,474,310
iShares Russell 3000 Growth Index Fund	46,000	2,360,260
Vanguard Growth ETF	23,000	1,524,670
Vanguard Mega Cap 300 Growth ETF	111,000	5,629,920
		28,639,930
Large Cap Value - 6.83%
iShares Dow Jones Select Dividend Index Fund	3,000	160,980
iShares Morningstar Large Value Index Fund	23,000	1,510,640
iShares Russell 1000 Value Index Fund	82,500	5,812,125
iShares S&P 500 Value Index Fund	63,000	4,087,440
Rydex S&P 500 Pure Value ETF	8,000	258,240
Vanguard Mega Cap 300 Value ETF	29,000	1,228,730
		13,058,155
Mid Cap Blend - 5.10%
iShares Morningstar Mid Core Index Fund	46,000	4,360,662
iShares Russell Midcap Index Fund	48,000	5,387,520
		9,748,182
Mid Cap Growth - 7.35%
iShares Russell Midcap Growth Index Fund	223,000	14,066,840

Small Cap Blend - 2.35%
iShares Russell 2000 Index Fund	52,000	4,491,240

Small Cap Growth - 8.76%
iShares Morningstar Small Growth Index Fund	12,000	1,145,280
iShares Russell 2000 Growth Index Fund	112,000	11,062,240
Vanguard Small-Cap Growth ETF	51,000	4,547,160
		16,754,680
Specialty - 28.62%
iPath S&P 500 VIX Mid-Term Futures ETN *	10,000	513,100
iShares Dow Jones US Basic Materials Sector Index Fund	41,000	3,441,950
iShares Dow Jones US Financial Sector Index Fund	88,000	5,239,520
iShares Dow Jones US Healthcare Sector Index Fund	24,000	1,767,600
iShares Dow Jones US Insurance Index Fund	44,000	1,473,560
iShares Dow Jones US Oil & Gas Exploration & Production Index Fund	10,000	747,600
iShares Dow Jones US Oil Equipment & Services Index Fund	8,000	536,400
iShares Dow Jones US Telecommunications Sector Index Fund	58,000	1,422,160
iShares S&P Global Energy Sector Index Fund	246,500	11,193,565
iShares S&P Global Financials Sector Index Fund	13,000	646,750
iShares S&P Global Healthcare Sector Index Fund	1,500	87,795

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Descartes Fund (Continued)
April 30, 2011
	Shares	Value
Specialty - 28.62% (Continued)
iShares S&P Global Technology Sector Index Fund	138,000	$ 8,901,000
iShares S&P Global Telecommunications Sector Index Fund	9,000	572,040
iShares S&P Global Utilities Sector Index Fund	13,000	625,040
iShares S&P North American Technology-Software Index Fund *	67,000	4,318,820
PowerShares DB US Dollar Index Bullish Fund *	31,000	649,450
PowerShares Water Resources Portfolio	34,000	687,820
Rydex S&P Equal Weight Technology ETF	5,000	294,568
SPDR Energy Select Sector Fund	52,000	4,182,880
SPDR KBW Regional Banking ETF	46,000	1,228,200
SPDR Technology Select Sector Fund	168,000	4,494,000
SPDR Utilities Select Sector Fund	52,000	1,724,320
		54,748,138

Total Equity Funds (cost $153,157,601)		179,602,225

Money Market Funds - 2.97%
Fifth Third Institutional Money Market Fund	5,686,348	$ 5,686,348
Total Money Market Funds (cost $5,686,348)		5,686,348

Total Investments (cost $166,039,370) - 100.77%		$192,765,043
Liabilities In Excess of Other Assets - (0.77)%		(1,468,172)
NET ASSETS - 100.00%		$191,296,871

* Non-income producing security

BRIC - Brazil, Russia, India, China
DB - Deutsche Bank
EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
ETN - Exchange Traded Note
FTSE - Financial Times Stock Exchange
GSCI - Goldman Sachs Commodity Index
KBW - Keefe, Bruyette & Woods
MBS - Mortgage Backed Security
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors' Depositary Receipts

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Liahona Fund
April 30, 2011
	Shares	Value
Bond Funds - 19.44%
iShares Barclays 1-3 Year Credit Bond Fund	39,000	$ 4,093,050
iShares Barclays 20+ Year Treasury Bond Fund	11,000	1,032,900
iShares Barclays 7-10 Year Treasury Bond Fund	15,000	1,417,050
iShares Barclays Aggregate Bond Fund	22,000	2,342,780
iShares Barclays Credit Bond Fund	57,500	6,090,400
iShares Barclays Government/Credit Bond Fund	4,000	432,760
iShares Barclays Intermediate Credit Bond Fund	33,000	3,524,070
iShares Barclays TIPS Bond Fund	1,000	111,160
iShares iBoxx $ High Yield Corporate Bond Fund	71,000	6,592,350
iShares iBoxx $ Investment Grade Corporate Bond Fund	78,300	8,649,801
iShares JPMorgan USD Emerging Markets Bond Fund	9,000	971,910
PIMCO Enhanced Short Maturity Strategy Fund	31,500	3,186,855
SPDR Barclays Capital High Yield Bond ETF	66,000	2,699,400
SPDR Barclays Capital International Treasury Bond ETF	56,000	3,514,000
Total Bond Funds (cost $42,732,011)		44,658,486

Equity Funds - 74.73%
Commodity Funds - 0.12%
PowerShares DB Agriculture Fund *	8,000	272,480

Emerging Markets - 4.82%
iShares MSCI All Country Asia ex Japan Index Fund	16,000	1,037,440
iShares MSCI Emerging Markets Index Fund	19,000	950,000
iShares MSCI Taiwan Index Fund	29,000	464,000
iShares S&P Emerging Markets Infrastructure Index Fund	41,000	1,512,490
SPDR S&P Emerging Asia Pacific ETF	4,000	353,560
SPDR S&P Emerging Europe ETF	18,000	1,039,860
Vanguard MSCI Emerging Markets ETF	113,000	5,715,540
		11,072,890
International Equity - 5.62%
iShares MSCI EAFE Small Cap Index Fund	19,000	871,910
iShares MSCI EMU Index Fund	17,000	711,110
iShares MSCI Germany Index Fund	184,000	5,295,520
iShares MSCI Japan Index Fund	409,000	4,306,770
iShares MSCI Switzerland Index Fund	32,000	891,200
iShares MSCI United Kingdom Index Fund	43,000	821,730
		12,898,240

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Liahona Fund (Continued)
April 30, 2011
	Shares	Value
Large Cap Blend - 12.57%
iShares S&P 100 Index Fund	19,000	$ 1,158,050
iShares S&P 500 Index Fund	89,600	12,266,240
PowerShares S&P 500 High Quality Portfolio	37,000	541,458
Rydex Russell Top 50 ETF	14,000	1,342,180
SPDR S&P 500 ETF Trust	82,000	11,196,280
Vanguard Mega Cap 300 ETF	51,000	2,368,950
		28,873,158
Large Cap Growth - 16.62%
iShares Morningstar Large Growth Index Fund	55,000	3,836,640
iShares Russell 1000 Growth Index Fund	210,000	13,114,500
iShares Russell 3000 Growth Index Fund	62,000	3,181,220
iShares S&P 500 Growth Index Fund	99,000	7,026,030
Vanguard Growth ETF	119,000	7,888,510
Vanguard Mega Cap 300 Growth ETF	62,000	3,144,640
		38,191,540
Large Cap Value - 5.19%
iShares Dow Jones Select Dividend Index Fund	4,000	214,640
iShares Morningstar Large Value Index Fund	92,000	6,042,560
iShares Russell 1000 Value Index Fund	62,000	4,367,900
Rydex S&P 500 Pure Value ETF	10,000	322,800
Vanguard Mega Cap 300 Value ETF	23,000	974,510
		11,922,410
Mid Cap Blend - 0.73%
iShares Russell Midcap Index Fund	15,000	1,683,600

Mid Cap Growth - 5.34%
iShares Morningstar Mid Growth Index Fund	26,000	2,815,280
iShares Russell Midcap Growth Index Fund	150,000	9,462,000
		12,277,280
Small Cap Blend - 2.37%
iShares Russell 2000 Index Fund	63,000	5,441,310

Small Cap Growth - 4.91%
iShares Morningstar Small Growth Index Fund	12,000	1,145,280
iShares Russell 2000 Growth Index Fund	102,500	10,123,925
		11,269,205

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Liahona Fund (Continued)
April 30, 2011
	Shares	Value
Specialty - 16.44%
iPath S&P 500 VIX Mid-Term Futures ETN *	12,500	$ 641,375
iShares Dow Jones US Financial Sector Index Fund	43,000	2,560,220
iShares Dow Jones US Healthcare Sector Index Fund	32,000	2,356,800
iShares Dow Jones US Telecommunications Sector Index Fund	140,000	3,432,800
iShares S&P Global Energy Sector Index Fund	203,000	9,218,230
iShares S&P Global Financials Sector Index Fund	8,000	398,000
iShares S&P Global Healthcare Sector Index Fund	7,500	438,975
iShares S&P Global Technology Sector Index Fund	34,000	2,193,000
iShares S&P Global Telecommunications Sector Index Fund	48,000	3,050,880
iShares S&P Global Utilities Sector Index Fund	27,000	1,298,160
iShares S&P North American Technology-Software Index Fund *	16,000	1,031,360
PowerShares DB US Dollar Index Bullish Fund *	207,000	4,336,650
SPDR Energy Select Sector Fund	37,000	2,976,280
SPDR KBW Regional Banking ETF	41,000	1,094,700
SPDR Utilities Select Sector Fund	53,000	1,757,480
WisdomTree Dreyfus Emerging Currency Fund *	42,000	991,620
		37,776,530

Total Equity Funds (cost $143,119,358)		171,678,643

Money Market Funds - 4.80%
Fifth Third Institutional Money Market Fund	11,023,502	11,023,502
Total Money Market Funds (cost $11,023,502)		11,023,502

Total Investments (cost $196,874,871) - 98.97%		$227,360,631
Other Assets In Excess of Liabilities - 1.03%		2,353,915
NET ASSETS - 100.00%		$229,714,546

* Non-income producing security

BRIC - Brazil, Russia, India, China
DB - Deutsche Bank
EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
ETN - Exchange Traded Note
FTSE - Financial Times Stock Exchange
GSCI - Goldman Sachs Commodity Index
KBW - Keefe, Bruyette & Woods
MBS - Mortgage Backed Security
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors' Depositary Receipts

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Enhanced Income Fund
April 30, 2011
	Shares	Value
Bond Funds - 11.60%
iShares Barclays TIPS Bond Fund	8,500	$ 944,860
iShares iBoxx $ High Yield Corporate Bond Fund	100,000	9,285,000
Total Bond Funds (cost $9,705,739)		10,229,860

Equity Funds - 82.08%
Emerging Markets - 4.37%
iShares MSCI Emerging Markets Index Fund	77,000	3,850,000

International Equity - 2.74%
iShares MSCI Germany Index Fund	84,000	2,417,520

Large Cap Blend - 35.23%
iShares S&P 500 Index Fund	12,000	1,642,800
SPDR S&P 500 ETF Trust	215,500	29,424,370
		31,067,170

Mid Cap Blend - 5.85%
SPDR S&P MidCap 400 ETF Trust	28,000	5,159,560

Small Cap Blend - 6.37%
iShares Russell 2000 Index Fund	65,000	5,614,050

Specialty - 27.52%
ProShares Short S&P 500 *	515,000	20,584,550
SPDR Energy Select Sector Fund	16,000	1,287,040
SPDR KBW Bank ETF	30,000	768,900
SPDR S&P Biotech ETF *	1,500	110,685
SPDR S&P Metals & Mining ETF	3,000	226,770
SPDR Technology Select Sector Fund	48,000	1,284,000
		24,261,945

Total Equity Funds (cost $70,768,259)		72,370,245

Money Market Funds - 11.25%
Fifth Third Institutional Money Market Fund	9,915,277	9,915,277
Total Money Market Funds (cost $9,915,277)		9,915,277

Total Investments (cost $90,389,275) - 104.93%		$ 92,515,382
Liabilities In Excess of Other Assets - (4.93)%		(4,351,376)
NET ASSETS - 100.00%		$ 88,164,006

* Non-income producing security

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Enhanced Income Fund (Continued)
April 30, 2011

BRIC - Brazil, Russia, India, China
DB - Deutsche Bank
EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
ETN - Exchange Traded Note
FTSE - Financial Times Stock Exchange
GSCI - Goldman Sachs Commodity Index
KBW - Keefe, Bruyette & Woods
MBS - Mortgage Backed Security
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors' Depositary Receipts

	Contracts**	Value
Schedule of Call Options Written
iShares MSCI Emerging Markets Index Fund Call	600	$ 10,800
May 2011, Exercise Price $52
iShares Russell 2000 Index Fund Call	500	37,500
May 2011, Exercise Price $88
ProShares Short S&P 500 Call	919	2,297
May 2011, Exercise Price $45
SPDR Energy Select Sector Fund Call	100	2,700
May 2011, Exercise Price $84
SPDR Technology Select Sector Fund Call	200	4,600
May 2011, Exercise Price $27
SPDR S&P 500 ETF Trust Call	2,000	194,000
May 2011, Exercise Price $138
SPDR S&P Metals & Mining ETF Call	30	3,900
May 2011, Exercise Price $77
SPDR S&P MidCap 400 ETF Trust Call	220	31,900
May 2011, Exercise Price $186
Total Call Options Written (Proceeds $96,134)		$ 287,697

** Each option contract allows the holder of the option to purchase or sell 50 or 100 shares of the underlying security.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Flexible Income Fund
April 30, 2011
	Shares	Value
Bond Funds - 44.95%
iShares Barclays 1-3 Year Credit Bond Fund	3,725	$ 390,939
iShares Barclays Agency Bond Fund	5,100	561,617
iShares Barclays Aggregate Bond Fund	49,765	5,299,475
iShares Barclays Credit Bond Fund	26,700	2,828,064
iShares Barclays Intermediate Credit Bond Fund	38,250	4,084,718
iShares Barclays MBS Bond Fund	5,300	563,337
iShares iBoxx $ High Yield Corporate Bond Fund	99,130	9,204,220
iShares iBoxx $ Investment Grade Corporate Bond Fund	25,650	2,833,556
iShares JPMorgan USD Emerging Markets Bond Fund	15,000	1,619,850
iShares S&P US Preferred Stock Index Fund	17,275	691,518
PowerShares Financial Preferred Portfolio	22,000	402,380
SPDR Barclays Capital Aggregate Bond ETF	15,550	871,888
SPDR Barclays Capital High Yield Bond ETF	221,300	9,051,170
SPDR Barclays Capital Intermediate Term Credit Bond ETF	25,800	856,302
SPDR Barclays Capital Mortgage Backed Bond ETF	8,375	227,968
SPDR DB International Government Inflation-Protected Bond ETF	31,300	1,986,298
SPDR Nuveen Barclays Capital California Municipal Bond ETF	18,000	388,440
Vanguard Intermediate-Term Corporate Bond ETF	20,300	1,629,075
Vanguard Mortgage-Backed Securities ETF	6,625	336,616
Vanguard Short-Term Corporate Bond ETF	7,075	553,265
Vanguard Total Bond Market ETF	42,735	3,460,680
WisdomTree Emerging Markets Local Debt Fund	9,925	536,446
Total Bond Funds (cost $46,598,678)		48,377,822
	Principal ($)	Value
Corporate Bonds - 5.94%
Bank of America Corp., 5.42%, due 3/15/17	$ 1,000,000	1,040,230
Corning, Inc., 6.20%, due 3/15/16	345,000	388,853
Enogex, LLC, 6.25%, due 3/15/20 *	100,000	108,505
Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 4/1/17	1,000,000	1,102,500
Goldman Sachs Group, Inc., 5.95%, due 1/15/27	1,000,000	1,000,797
HSBC Finance Corp., 7.00%, due 5/15/12	1,000,000	1,060,669
Mutual of Omaha Insurance Co., 6.80%, due 6/15/36 *	200,000	206,352
Prudential Insurance Co. of America, 8.30%, due 7/1/25 *	1,200,000	1,487,272
Total Corporate Bonds (cost $6,196,824)		6,395,178

U.S. Government and Agency Obligations - 36.06%
Fannie Mae Benchmark, 4.00%, due 6/25/21	437,599	454,127
Fannie Mae Benchmark, 6.00%, due 1/25/32	162,252	166,372
Federal Farm Credit Bank, 5.25%, due 12/28/27	1,000,000	1,100,110
Federal Home Loan Bank, 1.125%, due 11/17/17	1,000,000	980,320

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Flexible Income Fund (Continued)
April 30, 2011
	Principal ($)	Value
U.S. Government and Agency Obligations - 36.06% (continued)
Federal Home Loan Bank, 2.000%, due 11/24/25	$ 1,000,000	$ 991,460
Federal Home Loan Bank, 2.90%, due 4/20/17	699,719	716,885
FGLMC, 6.00%, due 5/1/37	940,758	1,029,123
FGLMC, 6.50%, due 3/1/39	282,875	318,033
FGLMC, 6.50%, due 4/1/39	1,238,578	1,392,520
FGLMC, 6.50%, due 9/1/38	247,807	278,748
FNCL, 3.50%, due 12/1/30	982,821	967,863
FNCL, 5.00%, due 10/1/39	85,621	90,420
FNCL, 5.00%, due 2/1/40	1,754,678	1,853,028
FNCL, 5.50%, due 12/1/39	835,638	900,233
FNCL, 5.50%, due 4/1/40	870,248	937,518
FNCL, 6.00%, due 12/1/35	1,523,132	1,672,811
FNCL, 6.00%, due 12/1/38	850,824	930,725
FNCL, 6.50%, due 7/1/37	73,607	82,819
FNCL, 6.50%, due 12/1/37	49,479	55,671
FNCL, 6.50%, due 10/1/39	164,360	185,167
FNMA, 1.80%, due 10/7/15	1,000,000	988,450
FNMA, 2.00%, due 8/23/13	1,000,000	1,012,420
FNMA, 3.00%, due 9/1/16	1,000,000	1,012,820
Freddie Mac, 5.40%, due 3/17/21	750,000	839,295
GNMA, 3.50%, due 7/16/39	877,194	908,440
GNMA, 4.00%, due 2/20/39	983,722	1,025,373
United States Treasury Bond, 2.125%, due 11/30/14	1,475,000	1,517,061
United States Treasury Bond, 2.375%, due 9/30/14	25,000	25,965
United States Treasury Note, 2.375%, due 10/31/14	625,000	648,657
United States Treasury Note, 2.625%, due 6/30/14	100,000	104,738
United States Treasury Note, 2.625%, due 4/30/16	1,000,000	1,031,602
United States Treasury Note, 2.625%, due 11/15/20	1,000,000	946,680
United States Treasury Note, 2.75%, due 10/31/13	175,000	183,497
United States Treasury Note, 4.00%, due 2/15/15	1,000,000	1,096,406
United States Treasury Note, 4.125%, due 8/31/12	1,000,000	1,050,547
United States Treasury Note, 4.125%, due 5/15/15	1,000,000	1,102,227
United States Treasury Note, 4.25%, due 11/15/13	175,000	190,292
United States Treasury Note, 4.25%, due 11/15/17	2,500,000	2,763,965
United States Treasury Note, 4.50%, due 5/15/17	1,000,000	1,121,445
United States Treasury Note, 4.75%, due 5/15/14	125,000	139,053
United States Treasury Note, 4.75%, due 8/15/17	1,000,000	1,135,937
United States Treasury Note, 7.875%, due 2/15/21	1,000,000	1,389,961
United States Treasury Note, 10.625%, due 8/15/15	1,000,000	1,376,094
United States Treasury Inflation Indexed Bond, 1.125%, due 1/15/21	2,000,000	2,098,746
Total U.S. Government and Agency Obligations (cost $38,205,493)		38,813,624

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Flexible Income Fund (Continued)
April 30, 2011
	Shares	Value
Short-Term Investments - 12.88%
Money Market Funds - 11.02%
Fifth Third Institutional Money Market Fund	11,860,094	$ 11,860,094
	Principal ($)	Value
U.S. Government and Agency Obligations - 1.86%
United States Treasury Bill, due 8/11/11	$ 1,000,000	999,573
United States Treasury Bill, due 2/9/12	1,000,000	997,784
		1,997,357

Total Short-Term Investments (cost $13,857,451)		13,857,451

Total Investments (cost $104,858,446) - 99.83%		$107,444,075
Other Assets In Excess of Liabilities - 0.17%		182,516
NET ASSETS - 100.00%		$107,626,591

* 144A security.

BRIC - Brazil, Russia, India, China
DB - Deutsche Bank
EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
ETN - Exchange Traded Note
FTSE - Financial Times Stock Exchange
GSCI - Goldman Sachs Commodity Index
KBW - Keefe, Bruyette & Woods
MBS - Mortgage Backed Security
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors' Depositary Receipts

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Select Appreciation Fund
April 30, 2011
	Shares	Value
Common Stock - 0.09%
Diversified Companies - 0.09%
Berkshire Hathaway, Inc. - Class B *	1,000	$ 83,300
Total Common Stock (cost $79,692)		83,300

Equity Funds - 99.76%
Emerging Markets - 29.36%
iShares FTSE China 25 Index Fund	14,000	632,940
iShares MSCI All Country Asia ex Japan Index Fund	20,000	1,296,800
iShares MSCI BRIC Index Fund	4,000	201,480
iShares MSCI Emerging Markets Index Fund	15,000	750,000
iShares S&P Asia 50 Index Fund	17,000	838,270
iShares S&P Latin America 40 Index Fund	55,000	2,979,350
SPDR S&P BRIC 40 ETF	39,000	1,152,450
SPDR S&P China ETF	60,000	4,930,200
SPDR S&P Emerging Asia Pacific ETF	42,000	3,712,380
SPDR S&P Emerging Small Cap ETF	15,000	842,100
Vanguard MSCI Emerging Markets ETF	175,000	8,851,500
		26,187,470
International Equity - 1.82%
iShares MSCI Canada Index Fund	8,000	269,600
iShares MSCI Germany Index Fund	15,000	431,700
iShares MSCI Pacific ex-Japan Index Fund	8,000	404,480
Vanguard FTSE All-World ex-US ETF	10,000	520,100
		1,625,880
Large Cap Blend - 14.83%
Barclays ETN+Long C Leveraged ETN Linked to S&P 500 *	45,000	6,808,950
iShares S&P 500 Index Fund	7,000	958,300
SPDR S&P 500 ETF Trust	26,000	3,550,040
Vanguard Large-Cap ETF	8,000	500,720
Vanguard Total Stock Market ETF	20,000	1,414,000
		13,232,010
Large Cap Growth - 0.07%
PowerShares QQQ Trust Series 1	1,000	59,130

Large Cap Value - 4.19%
iShares Morningstar Large Value Index Fund	10,000	656,800
RevenueShares Large Cap ETF	20,000	516,400
SPDR Dow Jones Industrial Average ETF Trust	20,000	2,560,800
		3,734,000

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Select Appreciation Fund (Continued)
April 30, 2011
	Shares	Value
Mid Cap Blend - 28.78%
iShares Russell Midcap Index Fund	45,000	$ 5,050,800
iShares S&P MidCap 400 Index Fund	42,000	4,258,380
RevenueShares Mid Cap ETF	7,000	230,370
SPDR S&P MidCap 400 ETF Trust	50,000	9,213,500
Vanguard Extended Market ETF	50,000	3,033,500
Vanguard Mid-Cap ETF	47,000	3,888,310
		25,674,860
Small Cap Value - 0.68%
RevenueShares Small Cap ETF	17,000	603,500

Small Cap Blend - 13.23%
iPath Long Extended Russell 2000 TR Index ETN *	8,000	622,400
iShares Russell 2000 Index Fund	40,000	3,454,800
Vanguard Small Cap ETF	95,000	7,724,450
		11,801,650
Specialty - 6.80%
iShares Dow Jones US Pharmaceuticals Index Fund	6,000	432,120
iShares Nasdaq Biotechnology Index Fund	9,000	967,050
SPDR Consumer Discretionary Select Sector Fund	1,000	40,580
SPDR Consumer Staples Select Sector Fund	9,000	283,680
SPDR Energy Select Sector Fund	20,000	1,608,800
SPDR Financial Select Sector Fund	1,000	16,370
SPDR Health Care Select Sector Fund	9,000	317,430
SPDR Industrial Select Sector Fund	10,000	387,000
SPDR Materials Select Sector Fund	1,000	40,870
SPDR S&P Biotech ETF *	12,000	885,480
SPDR S&P Oil & Gas Exploration & Production ETF	6,000	382,320
SPDR S&P Pharmaceuticals ETF	6,000	304,860
SPDR Technology Select Sector Fund	10,000	267,500
SPDR Utilities Select Sector Fund	1,000	33,160
Vanguard REIT ETF	1,600	98,928
		6,066,148

Total Equity Funds (cost $72,984,799)		88,984,648

Money Market Funds - 0.80%
Fifth Third Institutional Money Market Fund	716,321	716,321
Total Money Market Funds (cost $716,321)		716,321

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Select Appreciation Fund (Continued)
April 30, 2011
Value
Total Investments (cost $73,780,812) - 100.65%	$ 89,784,269
Liabilities In Excess of Other Assets - (0.65)%	(584,473)
NET ASSETS - 100.00%	$ 89,199,796

* Non-income producing security

BRIC - Brazil, Russia, India, China
DB - Deutsche Bank
EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
ETN - Exchange Traded Note
FTSE - Financial Times Stock Exchange
GSCI - Goldman Sachs Commodity Index
KBW - Keefe, Bruyette & Woods
MBS - Mortgage Backed Security
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors' Depositary Receipts

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Reservoir Fund
April 30, 2011
	Principal ($)	Value
U.S. Government and Agency Obligations - 71.12%
United States Treasury Note, 0.500%, due 11/30/12	$ 1,000,000	$ 1,001,055
United States Treasury Note, 0.750%, due 3/31/13	1,500,000	1,505,039
United States Treasury Note, 1.000%, due 1/15/14	1,000,000	1,002,891
United States Treasury Note, 1.375%, due 5/15/12	1,000,000	1,011,328
United States Treasury Note, 1.375%, due 5/15/13	1,000,000	1,015,117
Total U.S. Government and Agency Obligations (cost $5,509,327)		5,535,430
	Shares	Value

Money Market Funds - 28.41%
Fifth Third Institutional Money Market Fund	2,211,379	2,211,379
Total Money Market Funds (cost $2,211,379)		2,211,379

Total Investments (cost $7,720,706) - 99.53%		$ 7,746,809
Other Assets In Excess of Liabilities - 0.47%		36,261
NET ASSETS - 100.00%		$ 7,783,070

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Shelter Fund
April 30, 2011
	Shares	Value
Equity Funds - 98.00%
Emerging Markets - 9.29%
iShares MSCI Emerging Markets Index Fund	53,275	$ 2,663,750
Vanguard MSCI Emerging Markets ETF	52,950	2,678,211
		5,341,961
International Equity - 4.93%
iShares MSCI EAFE Index Fund	19,625	1,245,403
iShares MSCI Germany Index Fund	9,000	259,020
iShares MSCI Japan Index Fund	15,975	168,217
Vanguard Total World Stock Index Fund	22,350	1,162,870
		2,835,510
Large Cap Blend - 42.71%
iShares S&P 500 Index Fund	89,650	12,273,085
SPDR S&P 500 ETF Trust	89,965	12,283,821
		24,556,906
Large Cap Growth - 12.28%
iShares Russell 1000 Growth Index Fund	53,775	3,358,249
PowerShares QQQ Trust Series 1	5,600	331,128
Vanguard Growth ETF	50,800	3,367,532
		7,056,909
Large Cap Value - 6.35%
iShares Russell 1000 Value Index Fund	25,925	1,826,416
Vanguard Value ETF	31,250	1,825,000
		3,651,416
Mid Cap Blend - 10.23%
iShares Russell Midcap Index Fund	26,225	2,943,494
Vanguard Mid-Cap ETF	35,475	2,934,847
		5,878,341
Mid Cap Growth - 3.63%
iShares Russell Midcap Growth Index Fund	16,550	1,043,974
Vanguard Mid-Cap Growth Index Fund	15,050	1,044,846
		2,088,820
Small Cap Blend - 4.11%
iShares Russell 2000 Index Fund	13,700	1,183,269
Vanguard Small-Cap ETF	14,525	1,181,028
		2,364,297
Small Cap Growth - 3.49%
iShares Russell 2000 Growth Index Fund	10,150	1,002,515
Vanguard Small-Cap Growth ETF	11,225	1,000,821
		2,003,336

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - Shelter Fund (Continued)
April 30, 2011
	Shares	Value
Small Cap Value - 0.98%
iShares Russell 2000 Value Index Fund	3,700	$ 283,235
Vanguard Small-Cap Value ETF	3,825	279,684
		562,919

Total Equity Funds (cost $49,721,375)		56,340,415

Money Market Funds - 3.00%
Fifth Third Institutional Money Market Fund	1,726,885	1,726,885
Total Money Market Funds (cost $1,726,885)		1,726,885

Total Investments (cost $51,448,260) - 101.00%		$ 58,067,300
Liabilities In Excess of Other Assets - (1.00)%		(575,050)
NET ASSETS - 100.00%		$ 57,492,250

BRIC - Brazil, Russia, India, China
DB - Deutsche Bank
EAFE - Europe, Australasia, Far East
ETF - Exchange Traded Fund
ETN - Exchange Traded Note
FTSE - Financial Times Stock Exchange
GSCI - Goldman Sachs Commodity Index
KBW - Keefe, Bruyette & Woods
MBS - Mortgage Backed Security
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poors' Depositary Receipts

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Assets and Liabilities
April 30, 2011
			Select
	Amerigo	Clermont	Allocation	Descartes	Liahona
Assets:	Fund	Fund	Fund	Fund	Fund
Investments, at cost	$ 474,175,800	$ 219,344,785	$ 200,121,108	$ 166,039,370	$ 196,874,871
Investments in securities, at value	$ 582,226,855	$ 257,049,411	$ 242,053,506	$ 192,765,043	$ 227,360,631
Receivable for securities sold	2,505,378	-	311,219	-	4,911,781
Receivable for fund shares sold	185,808	94,720	161,984	62,551	101,396
Interest and dividends receivable	14,056	331,074	339,461	529	3,159
Receivable due from advisor	-	-	-	-	-
Prepaid expenses and other assets	40,992	23,489	29,370	26,252	23,972
Total Assets	584,973,089	257,498,694	242,895,540	192,854,375	232,400,939
Liabilities:
Payable for securities purchased	6,687,665	661,089	1,434,485	978,712	2,283,663
Payable for fund shares redeemed	1,088,475	246,312	417,346	369,919	179,427
Accrued advisory fees	469,568	182,279	164,856	139,844	161,927
Fees payable to other affiliates	125,956	56,153	51,862	46,680	37,207
Accrued distribution (12b-1) fees	3,303	-	-	-	-
Call options written, at fair value
(premiums received $0, $0, $0, $0, $0)	-	-	-	-	-
Accrued expenses and other liabilities	48,719	24,017	27,210	22,349	24,169
Total Liabilities	8,423,686	1,169,850	2,095,759	1,557,504	2,686,393
Net Assets	$ 576,549,403	$ 256,328,844	$ 240,799,781	$ 191,296,871	$ 229,714,546
Net Assets:
Paid in capital	$ 574,574,891	$ 240,882,612	$ 225,189,508	$ 177,493,257	$ 200,253,928
Undistributed net investment income (loss)	2,129,058	2,474,885	2,379,051	69,594	15,046
Accumulated net realized gain (loss)
on investments and written options	(108,205,601)	(24,733,279)	(28,701,176)	(12,991,653)	(1,040,188)
Net unrealized appreciation
on investments and written options	108,051,055	37,704,626	41,932,398	26,725,673	30,485,760
Net Assets	$ 576,549,403	$ 256,328,844	$ 240,799,781	$ 191,296,871	$ 229,714,546
Class C/Investor Class Shares:
Net assets	$ 3,962,729	$ -	$ -	$ -	$ -
Net asset value and offering price per share
(Net assets ÷ Total shares of beneficial
interest outstanding)*	$ 13.73	$ -	$ -	$ -	$ -
Total shares outstanding at end of year	288,673	-	-	-	-

Class N Shares:
Net assets	$ 572,586,674	$ 256,328,844	$ 240,799,781	$ 191,296,871	$ 229,714,546
Net asset value and offering price per share
(Net assets ÷ Total shares of beneficial
interest outstanding)	$ 14.44	$ 10.21	$ 10.22	$ 11.29	$ 10.48
Total shares outstanding at end of year	39,645,583	25,105,321	23,561,647	16,948,784	21,922,043

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Assets and Liabilities (Continued)
April 30, 2011
	Enhanced	Flexible	Select
	Income	Income	Appreciation	Reservoir	Shelter
Assets:	Fund	Fund	Fund	Fund	Fund
Investments, at cost	$ 90,389,275	$ 104,858,446	$ 73,780,812	$ 7,720,706	$ 51,448,260
Investments in securities, at value	$ 92,515,382	$ 107,444,075	$ 89,784,269	$ 7,746,809	$ 58,067,300
Receivable for securities sold	-	-	884,464	-	-
Receivable for fund shares sold	252,633	58,768	33,254	465	30,242
Interest and dividends receivable	20	428,307	2,809	18,652	16
Receivable due from advisor	-	-	-	6,180	-
Prepaid expenses and other assets	13,345	13,746	13,214	32,172	28,273
Total Assets	92,781,380	107,944,896	90,718,010	7,804,278	58,125,831
Liabilities:
Payable for securities purchased	4,248,114	243,271	1,366,951	-	521,244
Payable for fund shares redeemed	38,488	28,732	54,759	752	37,174
Accrued advisory fees	2,114	8,607	57,268	-	38,060
Fees payable to other affiliates	25,982	25,327	27,775	10,056	16,426
Accrued distribution (12b-1) fees	-	-	-	340	-
Call options written, at fair value					-
(premiums received $96,134, $0, $0, $0, $0)	287,697	-	-	-	-
Accrued expenses and other liabilities	14,979	12,368	11,461	10,060	20,677
Total Liabilities	4,617,374	318,305	1,518,214	21,208	633,581
Net Assets	$ 88,164,006	$ 107,626,591	$ 89,199,796	$ 7,783,070	$ 57,492,250
Net Assets:
Paid in capital	$ 82,924,395	$ 105,017,268	$ 71,035,581	$ 7,756,967	$ 50,431,550
Undistributed net investment income (loss)	-	-	-	-	-
Accumulated net realized gain (loss)
on investments and written options	3,305,067	23,694	2,160,758	-	441,660
Net unrealized appreciation
on investments and written options	1,934,544	2,585,629	16,003,457	26,103	6,619,040
Net Assets	$ 88,164,006	$ 107,626,591	$ 89,199,796	$ 7,783,070	$ 57,492,250
Class C/Investor Class Shares:
Net assets	$ -	$ -	$ -	$ 2,077,724	$ -
Net asset value and offering price per share
(Net assets ÷ Total shares of beneficial
interest outstanding)	$ -	$ -	$ -	$ 9.96	$ -
Total shares outstanding at end of year	-	-	-	208,581	-

Class N Shares:
Net assets	$ 88,164,006	$ 107,626,591	$ 89,199,796	$ 5,705,346	$ 57,492,250
Net asset value and offering price per share
(Net assets ÷ Total shares of beneficial
interest outstanding)	$ 11.11	$ 10.37	$ 13.37	$ 9.98	$ 11.74
Total shares outstanding at end of year	7,936,227	10,380,774	6,669,882	571,423	4,898,936

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Operations
For the Year Ended April 30, 2011
			Select
	Amerigo	Clermont	Allocation	Descartes	Liahona
	Fund	Fund	Fund	Fund	Fund
Investment Income:
Interest income	$ 1,229	$ 1,018,749	$ 1,178,125	$ 357	$ 1,598
Dividend income	8,412,229	7,038,846	4,753,628	2,765,393	4,426,919
Total investment income	8,413,458	8,057,595	5,931,753	2,765,750	4,428,517
Expenses:
Investment advisory fees	5,241,864	2,283,843	2,050,435	1,642,916	1,908,964
Administration fees	352,579	200,684	185,047	153,215	172,718
Transfer agent fees	193,798	132,771	159,425	117,027	108,622
Accounting fees	94,761	63,711	59,805	54,450	56,425
Professional fees	61,484	25,658	27,858	22,010	24,999
Registration & filing fees	59,176	29,452	29,725	24,863	24,861
Distribution fees (12b-1) - Class C Shares	38,471	-	-	-	-
Chief compliance officer fees	37,530	19,023	17,148	13,599	11,212
Insurance expense	33,440	8,621	7,593	8,707	7,194
Custodian fees	27,825	14,469	8,835	5,127	12,602
Printing and postage expense	16,730	16,813	13,274	10,211	15,102
Trustees' fees	13,068	8,706	8,706	7,506	8,706
Miscellaneous fees and expenses	11,415	7,047	5,555	3,298	8,257
Total expenses before waivers	6,182,141	2,810,798	2,573,406	2,062,929	2,359,662
Expenses waived/reimbursed	(117,624)	(183,614)	(214,664)	(173,239)	(163,287)
Net Expenses	6,064,517	2,627,184	2,358,742	1,889,690	2,196,375
Net Investment Income (Loss)	2,348,941	5,430,411	3,573,011	876,060	2,232,142
Net Realized and Unrealized Gain
on Investments:
Net realized gain on:
Investments	30,057,179	4,071,109	5,992,272	3,459,698	4,428,753
Options written	-	-	-	-	-
Distributions of realized gains by
underlying investment companies	339,623	167,207	151,460	59,143	81,643
Total net realized gain	30,396,802	4,238,316	6,143,732	3,518,841	4,510,396
Net change in unrealized appreciation
(depreciation) on investments	52,158,259	18,312,038	23,636,961	26,961,617	23,804,053
Net change in unrealized appreciation
(depreciation) on written options	-	-	-	-	-
Net Realized and Unrealized Gain
on Investments	82,555,061	22,550,354	29,780,693	30,480,458	28,314,449
Net Increase in Net Assets
Resulting from Operations	$ 84,904,002	$ 27,980,765	$ 33,353,704	$ 31,356,518	$ 30,546,591

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Operations (Continued)
For the Year Ended April 30, 2011
	Enhanced	Flexible	Select
	Income	Income	Appreciation	Reservoir	Shelter
	Fund	Fund	Fund	Fund	Fund
Investment Income:
Interest income	$ 380	$ 1,093,836	$ 205	$ 25,146	$ 45,510
Dividend income	1,370,433	2,276,668	1,124,618	-	465,582
Total investment income	1,370,813	3,370,504	1,124,823	25,146	511,092
Expenses:
Investment advisory fees	595,177	565,326	737,497	32,754	334,661
Administration fees	68,412	89,928	77,111	4,133	33,549
Transfer agent fees	125,800	117,932	86,768	7,664	15,092
Accounting fees	38,413	48,350	40,768	37,197	31,890
Professional fees	15,995	12,321	10,836	9,532	7,289
Registration & filing fees	20,426	20,426	20,426	40,363	15,840
Distribution fees (12b-1) - Investor Class Shares	-	-	-	3,274	-
Chief compliance officer fees	3,848	786	477	4,661	784
Insurance expense	2,080	2,588	2,588	156	77
Custodian fees	10,661	6,680	2,773	1,304	4,394
Printing and postage expense	5,853	4,504	4,990	178	1,112
Trustees' fees	6,112	6,112	2,982	1,802	2,995
Miscellaneous fees and expenses	5,172	7,926	5,521	3,792	1,508
Total expenses before waivers	897,949	882,879	992,737	146,810	449,191
Expenses waived/reimbursed	(202,927)	(186,281)	(144,237)	(116,885)	(63,239)
Net Expenses	695,022	696,598	848,500	29,925	385,952
Net Investment Income (Loss)	675,791	2,673,906	276,323	(4,779)	125,140
Net Realized and Unrealized Gain
on Investments:
Net realized gain on:
Investments	4,108,443	289,217	2,099,553	-	492,449
Options written	1,218,677	-	-	-	-
Distributions of realized gains by
underlying investment companies	-	61,251	108,578	-	-
Total net realized gain	5,327,120	350,468	2,208,131	-	492,449
Net change in unrealized appreciation
(depreciation) on investments	691,612	1,990,241	12,145,964	26,103	6,184,906
Net change in unrealized appreciation
(depreciation) on written options	(199,849)	-	-	-	-
Net Realized and Unrealized Gain
on Investments	5,818,883	2,340,709	14,354,095	26,103	6,677,355
Net Increase in Net Assets
Resulting from Operations	$ 6,494,674	$ 5,014,615	$ 14,630,418	$ 21,324	$ 6,802,495

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Changes in Net Assets

	Amerigo Fund			Clermont Fund

	Year Ended		Year Ended	Year Ended	Year Ended
	April 30, 2011		April 30, 2010	April 30, 2011	April 30, 2010
Increase (Decrease) in Net Assets:

From Operations:
Net investment income (loss)	$ 2,348,941		$ 2,127,193	$ 5,430,411	$ 4,421,101
Net realized gain (loss) on investments	30,057,179		(7,093,329)	4,071,109	(392,958)
Net realized gain (loss) on written options	-		-	-	-
Distributions of realized gains
by underlying investment companies	339,623		-	167,207	4,098
Net change in unrealized appreciation
(depreciation) on investments	52,158,259		210,619,360	18,312,038	34,882,782
Net change in unrealized appreciation
(depreciation) on written options	-		-	-	-
Net increase (decrease) in net assets
resulting from operations	84,904,002		205,653,224	27,980,765	38,915,023
From Distributions to Shareholders:
From Net Investment Income:
Class C	-	(a)	(5,576)	-	-
Class N	(2,127,495)		(6,975,267)	(5,822,468)	(4,314,646)
From Net Realized Gains:
Class C	-		-	-	-
Class N	-		-	-	-
Total Dividends and Distributions
to Shareholders	(2,127,495)		(6,980,843)	(5,822,468)	(4,314,646)
From Fund Share Transactions (Note 6)	(66,183,934)		(159,485,195)	18,751,122	54,528,558
Total Increase in Net Assets	16,592,573		39,187,186	40,909,419	89,128,935

Net Assets:
Beginning of year	559,956,830		520,769,644	215,419,425	126,290,490
End of year	$ 576,549,403		$ 559,956,830	$ 256,328,844	$ 215,419,425
Undistributed net investment income
at end of year	$ 2,129,058		$ 1,972,745	$ 2,474,885	$ 2,874,051
(a) Less than $1.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Changes in Net Assets (Continued)

	Select Allocation Fund		Descartes Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2011	April 30, 2010	April 30, 2011	April 30, 2010
Increase (Decrease) in Net Assets:

From Operations:
Net investment income (loss)	$ 3,573,011	$ 2,672,539	$ 876,060	$ 851,296
Net realized gain (loss) on investments	5,992,272	896,352	3,459,698	(1,610,096)
Net realized gain (loss) on written options	-	-	-	-
Distributions of realized gains
by underlying investment companies	151,460	195	59,143	-
Net change in unrealized appreciation
(depreciation) on investments	23,636,961	42,463,822	26,961,617	40,800,227
Net change in unrealized appreciation
(depreciation) on written options	-	-	-	-
Net increase (decrease) in net assets
resulting from operations	33,353,704	46,032,908	31,356,518	40,041,427
From Distributions to Shareholders:
From Net Investment Income:
Class C	-	-	-	-
Class N	(3,780,919)	(2,981,030)	(1,035,585)	(1,147,055)
From Net Realized Gains:
Class C	-	-	-	-
Class N	-	-	-	-
Total Dividends and Distributions
to Shareholders	(3,780,919)	(2,981,030)	(1,035,585)	(1,147,055)
From Fund Share Transactions (Note 6)	22,004,192	25,806,184	4,464,318	11,610,860
Total Increase in Net Assets	51,576,977	68,858,062	34,785,251	50,505,232

Net Assets:
Beginning of year	189,222,804	120,364,742	156,511,620	106,006,388
End of year	$ 240,799,781	$ 189,222,804	$ 191,296,871	$ 156,511,620
Undistributed net investment income
at end of year	$ 2,379,051	$ 2,619,741	$ 69,594	$ 262,447

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Changes in Net Assets (Continued)

	Liahona Fund		Enhanced Income Fund

	Year Ended	Year Ended	Year Ended	Period Ended
	April 30, 2011	April 30, 2010	April 30, 2011	April 30, 2010 (a)
Increase (Decrease) in Net Assets:

From Operations:
Net investment income (loss)	$ 2,232,142	$ 1,051,653	$ 675,791	$ 128,497
Net realized gain (loss) on investments	4,428,753	138,030	4,108,443	59,370
Net realized gain (loss) on written options	-	-	1,218,677	(85,432)
Distributions of realized gains
by underlying investment companies	81,643	1,112	-	-
Net change in unrealized appreciation
(depreciation) on investments	23,804,053	16,355,338	691,612	1,434,495
Net change in unrealized appreciation
(depreciation) on written options	-	-	(199,849)	8,286
Net increase (decrease) in net assets
resulting from operations	30,546,591	17,546,133	6,494,674	1,545,216
From Distributions to Shareholders:
From Net Investment Income:
Class C	-	-	-	-
Class N	(2,555,382)	(999,660)	(680,628)	(128,527)
From Net Realized Gains:
Class C	-	-	-	-
Class N	-	-	(1,989,852)	(1,272)
Total Dividends and Distributions
to Shareholders	(2,555,382)	(999,660)	(2,670,480)	(129,799)
From Fund Share Transactions (Note 6)	34,440,975	109,642,725	31,215,676	51,708,719
Total Increase in Net Assets	62,432,184	126,189,198	35,039,870	53,124,136

Net Assets:
Beginning of year	167,282,362	41,093,164	53,124,136	-
End of year	$ 229,714,546	$ 167,282,362	$ 88,164,006	$ 53,124,136
Undistributed net investment income
at end of year	$ 15,046	$ 358,123	$ -	$ -
(a) The AdvisorOne Enhanced Income Fund commenced operations October 5, 2009.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Changes in Net Assets (Continued)

	Flexible Income Fund		Select Appreciation Fund

	Year Ended	Period Ended	Year Ended	Period Ended
	April 30, 2011	April 30, 2010 (a)	April 30, 2011	April 30, 2010 (a)
Increase (Decrease) in Net Assets:

From Operations:
Net investment income (loss)	$ 2,673,906	$ 375,568	$ 276,323	$ 33,132
Net realized gain (loss) on investments	289,217	7,702	2,099,553	157,204
Net realized gain (loss) on written options	-	-	-	-
Distributions of realized gains
by underlying investment companies	61,251	16	108,578	-
Net change in unrealized appreciation
(depreciation) on investments	1,990,241	595,388	12,145,964	3,857,493
Net change in unrealized appreciation
(depreciation) on written options	-	-	-	-
Net increase (decrease) in net assets
resulting from operations	5,014,615	978,674	14,630,418	4,047,829
From Distributions to Shareholders:
From Net Investment Income:
Class C	-	-	-	-
Class N	(2,738,055)	(375,326)	(323,326)	(70,386)
From Net Realized Gains:
Class C	-	-	-	-
Class N	(270,585)	-	(115,381)	(4,939)
Total Dividends and Distributions
to Shareholders	(3,008,640)	(375,326)	(438,707)	(75,325)
From Fund Share Transactions (Note 6)	38,256,197	66,761,071	8,536,338	62,499,243
Total Increase in Net Assets	40,262,172	67,364,419	22,728,049	66,471,747

Net Assets:
Beginning of year	67,364,419	-	66,471,747	-
End of year	$ 107,626,591	$ 67,364,419	$ 89,199,796	$ 66,471,747
Undistributed (Overdisributed) net investment income
at end of year	$ -	$ 242	$ -	$ -
(a) The AdvisorOne Flexible Income Fund and Select Appreciation Fund commenced operations October 5, 2009.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Changes in Net Assets (Continued)

	Reservoir Fund		Shelter Fund

	Year Ended	Period Ended	Year Ended	Period Ended
	April 30, 2011	April 30, 2010 (a)	April 30, 2011	April 30, 2010 (b)
Increase (Decrease) in Net Assets:

From Operations:
Net investment income (loss)	$ (4,779)	$ (7,495)	$ 125,140	$ (5,328)
Net realized gain (loss) on investments	-	-	492,449	1
Net realized gain (loss) on written options	-	-	-	-
Distributions of realized gains
by underlying investment companies	-	-	-	-
Net change in unrealized appreciation
(depreciation) on investments	26,103	-	6,184,906	434,134
Net change in unrealized appreciation
(depreciation) on written options	-	-	-	-
Net increase (decrease) in net assets
resulting from operations	21,324	(7,495)	6,802,495	428,807
From Distributions to Shareholders:
From Net Investment Income:
Class N	-	-	(175,929)	-
Investor Class	-	-	-	-
From Net Realized Gains:
Class C	-	-	-	-
Investor Class	-	-	-	-
Total Dividends and Distributions
to Shareholders	-	-	(175,929)	-
From Fund Share Transactions (Note 6)	3,612,792	4,156,449	38,421,595	12,015,282
Total Increase in Net Assets	3,634,116	4,148,954	45,048,161	12,444,089

Net Assets:
Beginning of year	4,148,954	-	12,444,089	-
End of year	$ 7,783,070	$ 4,148,954	$ 57,492,250	$ 12,444,089
Undistributed (Overdisributed) net investment income
at end of year	$ -	$ -	$ -	$ -
(a) The AdvisorOne Reservoir Fund commenced operations May 29, 2009.
(b) The AdvisorOne Shelter Fund commenced operations December 30, 2009.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Amerigo Fund

Selected data based on a share outstanding throughout each period indicated.

	Class C Shares

	Fiscal Years Ending April 30,
	2011	2010	2009		2008		2007

Net asset value, beginning of period	$ 11.80	$ 8.37	$ 14.31		$ 14.47		$ 14.91

Income (loss) from investment operations:
Net investment income (loss) (a) (b)	(0.07)	(0.07)	0.01		(0.10)		(0.05)
Net realized and unrealized gain (loss)
on investments	2.00	3.52	(5.60)		0.65		1.49
Total income (loss) from
investment operations	1.93	3.45	(5.59)		0.55		1.44

Less distributions from:
net investment income	-	(0.02)	-		-		-
net realized gain	-	-	(0.35)		(0.71)		(1.88)
Total distributions from net investment
income and net realized gains	$ -	$ (0.02)	$ (0.35)		$ (0.71)		$ (1.88)

Net asset value, end of period	$ 13.73	$ 11.80	$ 8.37		$ 14.31		$ 14.47

Total return (c)	16.36%	41.17%	(38.90)%		3.62%		10.25%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 3,963	$ 4,130	$ 3,292		$ 5,850		$ 7,194
Ratio of expenses to
average net assets (d)	2.15%	2.15%	2.15%	(e)	2.15	(e)	2.15%	(e)
Ratio of expenses to average net assets
before waivers and reimbursements (d)	2.17%	2.15%	2.15%	(e)	2.15	(e)	2.15%	(e)
Ratio of net investment income (loss) to
average net assets (b)	(0.56)%	(0.64)%	0.11%		(0.67)%		(0.37)%
Portfolio turnover rate	53%	29%	69%		44%		173%

(a) Net investment income (loss) has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Percentage reflects recapture of prior period expense reimbursement by Advisor.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Amerigo Fund

Selected data based on a share outstanding throughout each period indicated.

	Class N Shares

	Fiscal Years Ending April 30,
	2011	2010	2009		2008		2007

Net asset value, beginning of period	$ 12.34	$ 8.75	$ 14.97		$ 15.02		$ 15.39

Income (loss) from investment operations:
Net investment income (loss) (a) (b)	0.06	0.04	0.12		0.06		0.09
Net realized and unrealized gain (loss)
on investments	2.09	3.68	(5.88)		0.67		1.55
Total income (loss) from
investment operations	2.15	3.72	(5.76)		0.73		1.64

Less distributions from:
net investment income	(0.05)	(0.13)	(0.11)		(0.06)		(0.13)
net realized gains	-	-	(0.35)		(0.72)		(1.88)
Total distributions from net investment
income and net realized gains	(0.05)	(0.13)	(0.46)		(0.78)		(2.01)

Net asset value, end of period	$ 14.44	$ 12.34	$ 8.75		$ 14.97		$ 15.02

Total return (c)	17.47%	42.60%	(38.26)%		4.64%		11.29%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 572,587	$ 555,827	$ 517,478		$ 825,756		$ 655,153
Ratio of expenses to
average net assets (d)	1.15%	1.15%	1.15%	(e)	1.15%	(e)	1.15%	(e)
Ratio of expenses to average net assets
before waivers and reimbursements (d)	1.17%	1.15%	1.15%	(e)	1.15%	(e)	1.15%	(e)
Ratio of net investment income (loss) to
average net assets (b)	0.46%	0.37%	1.13%		0.39%		0.61%
Portfolio turnover rate	53%	29%	69%		44%		173%

(a) Net investment income (loss) has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Percentage reflects recapture of prior period expense reimbursement by Advisor.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Clermont Fund

Selected data based on a share outstanding throughout each period indicated.

	Class N Shares

	Fiscal Years Ending April 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 9.31	$ 7.48	$ 10.51	$ 11.39	$ 11.04

Income (loss) from investment operations:
Net investment income (loss) (a) (b)	0.23	0.22	0.25	0.23	0.23
Net realized and unrealized gain (loss)
on investments	0.91	1.82	(3.04)	(0.33)	0.66
Total income (loss) from
investment operations	1.14	2.04	(2.79)	(0.10)	0.89

Less distributions from:
net investment income	(0.24)	(0.21)	(0.13)	(0.23)	(0.23)
net realized gains	-	-	(0.11)	(0.55)	(0.31)
Total distributions from net investment
income and net realized gains	(0.24)	(0.21)	(0.24)	(0.78)	(0.54)

Net asset value, end of period	$ 10.21	$ 9.31	$ 7.48	$ 10.51	$ 11.39

Total return (c)	12.42%	27.39%	(26.48)%	(1.13)%	8.23%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 256,329	$ 215,419	$ 126,290	$ 168,224	$ 130,047
Ratio of expenses to
average net assets (d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets
before waivers and reimbursements (d)	1.23%	1.22%	1.27%	1.23%	1.25%
Ratio of net investment income (loss) to
average net assets (b)	2.38%	2.58%	2.98%	2.06%	2.07%
Portfolio turnover rate	27%	27%	67%	66%	118%

(a) Net investment income (loss) has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Select Allocation Fund

Selected data based on a share outstanding throughout each period indicated.

	Class N Shares

	Fiscal Years Ending April 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.92	$ 6.58	$ 11.32	$ 11.14	$ 10.11

Income (loss) from investment operations:
Net investment income (loss) (a) (b)	0.16	0.15	0.18	0.14	0.12
Net realized and unrealized gain (loss)
on investments	1.31	2.36	(4.63)	0.65	1.04
Total income (loss) from
investment operations	1.47	2.51	(4.45)	0.79	1.16

Less distributions from:
net investment income	(0.17)	(0.17)	(0.09)	(0.13)	(0.10)
net realized gains	-	-	(0.20)	(0.48)	(0.03)
Total distributions from net investment
income and net realized gains	(0.17)	(0.17)	(0.29)	(0.61)	(0.13)

Net asset value, end of period	$ 10.22	$ 8.92	$ 6.58	$ 11.32	$ 11.14

Total return (c)	16.57%	38.27%	(39.25)%	6.93%	11.56%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 240,800	$ 189,223	$ 120,365	$ 164,936	$ 123,339
Ratio of expenses to
average net assets (d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets
before waivers and reimbursements (d)	1.25%	1.28%	1.30%	1.23%	1.31%
Ratio of net investment income (loss) to
average net assets (b)	1.74%	1.80%	2.31%	1.18%	1.12%
Portfolio turnover rate	26%	40%	75%	83%	102%

(a) Net investment income (loss) has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Descartes Fund

Selected data based on a share outstanding throughout each period indicated.

	Class N Shares

	Fiscal Years Ending April 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 9.48	$ 6.87	$ 10.84	$ 11.32	$ 9.99

Income (loss) from investment operations:
Net investment income (loss) (a) (b)	0.05	0.06	0.09	0.04	0.10
Net realized and unrealized gain (loss) on
on investments	1.82	2.63	(3.99)	(0.10)	1.31
Total income (loss) from
investment operations	1.87	2.69	(3.90)	(0.06)	1.41

Less distributions from:
net investment income	(0.06)	(0.08)	(0.06)	(0.06)	(0.08)
net realized gains	-	-	(0.01)	(0.36)	-
Total distributions from net investment
income and net realized gains	(0.06)	(0.08)	(0.07)	(0.42)	(0.08)

Net asset value, end of period	$ 11.29	$ 9.48	$ 6.87	$ 10.84	$ 11.32

Total return (c)	19.80%	39.21%	(35.92)%	(0.75)%	14.16%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 191,297	$ 156,512	$ 106,006	$ 161,765	$ 136,870
Ratio of expenses to
average net assets (d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets
before waivers and reimbursements (d)	1.26%	1.27%	1.26%	1.22%	1.32%
Ratio of net investment income (loss) to
average net assets (b)	0.53%	0.68%	1.14%	0.39%	0.92%
Portfolio turnover rate	25%	27%	38%	38%	16%

(a) Net investment income (loss) has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Liahona Fund

Selected data based on a share outstanding throughout each period indicated.

	Class N Shares

	Fiscal Years Ending April 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 9.17	$ 7.18	$ 10.40	$ 10.94	$ 9.99

Income (loss) from investment operations:
Net investment income (loss) (a) (b)	0.11	0.12	0.19	0.12	0.16
Net realized and unrealized gain (loss)
on investments	1.32	2.00	(3.24)	(0.33)	0.91
Total income (loss) from
investment operations	1.43	2.12	(3.05)	(0.21)	1.07

Less distributions from:
net investment income	(0.12)	(0.13)	(0.13)	(0.12)	(0.12)
net realized gains	-	-	(0.04)	(0.21)	-
Total distributions from net investment
income and net realized gains	(0.12)	(0.13)	(0.17)	(0.33)	(0.12)

Net asset value, end of period	$ 10.48	$ 9.17	$ 7.18	$ 10.40	$ 10.94

Total return (c)	15.72%	29.57%	(29.31)%	(2.06)%	10.71%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 229,715	$ 167,282	$ 41,093	$ 47,740	$ 34,502
Ratio of expenses to
average net assets (d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets
before waivers and reimbursements (d)	1.24%	1.29%	1.43%	1.39%	1.73%
Ratio of net investment income (loss) to
average net assets (b)	1.17%	1.40%	2.30%	1.14%	1.58%
Portfolio turnover rate	22%	7%	46%	49%	81%

(a) Net investment income (loss) has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Enhanced Income Fund and Flexible Income Fund

Selected data based on a share outstanding throughout each period indicated.

	Class N Shares

	Enhanced Income Fund			Flexible Income Fund

	Year Ended	Period Ended		Year Ended	Period Ended
	April 30,	April 30,		April 30,	April 30,
	2011	2010 *		2011	2010 *
Net asset value, beginning of period	$ 10.58	$ 10.00		$ 10.11	$ 10.00

Income (loss) from investment operations:
Net investment income (loss) (a) (b)	0.11	0.06		0.32	0.15
Net realized and unrealized gain (loss)
on investments	0.83	0.57		0.29	0.06
Total income (loss) from
investment operations	0.94	0.63		0.61	0.21

Less distributions from:
net investment income	(0.11)	(0.05)		(0.32)	(0.10)
net realized gains	(0.30)	(0.00)	(g)	(0.03)	-
Total distributions from net investment
income and net realized gains	(0.41)	(0.05)		(0.35)	(0.10)

Net asset value, end of period	$ 11.11	$ 10.58		$ 10.37	$ 10.11

Total return (c)	9.11%	6.32%	(f)	6.10%	2.15%	(f)

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 88,164	$ 53,124		$ 107,627	$ 67,364
Ratio of expenses to
average net assets (d)	1.05%	1.05%	(e)	0.80%	0.80%	(e)
Ratio of expenses to average net assets
before waivers and reimbursements (d)	1.36%	1.90%	(e)	1.01%	1.48%	(e)
Ratio of net investment income (loss) to
average net assets (b)	1.02%	1.07%	(e)	3.07%	2.64%	(e)
Portfolio turnover rate	86%	3%	(f)	10%	3%	(f)

*	The Enhanced Income Fund and Flexible Income Fund commenced operations on October 5, 2009.
(a) Net investment income (loss) has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Annualized for periods less than one year.
(f) Not annualized.
(g) Amount represents less than $0.01 per share.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Select Appreciation Fund

Selected data based on a share outstanding throughout each period indicated.

	Class N Shares

	Year Ended	Period Ended
	April 30,	April 30,
	2011	2010 *
Net asset value, beginning of period	$ 11.25	$ 10.00

Income (loss) from investment operations:
Net investment income (loss) (a) (b)	0.04	0.01
Net realized and unrealized gain (loss)
on investments	2.15	1.30
Total income from
investment operations	2.19	1.31

Less distributions from:
net investment income	(0.05)	(0.06)
net realized gains	(0.02)	(0.00)	(g)
Total distributions from net investment
income and net realized gains	(0.07)	(0.06)

Net asset value, end of period	$ 13.37	$ 11.25

Total return (c)	19.50%	13.14%	(f)

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 89,200	$ 66,472
Ratio of expenses to
average net assets (d)	1.15%	1.15%	(e)
Ratio of expenses to average net assets
before waivers and reimbursements (d)	1.35%	1.90%	(e)
Ratio of net investment income (loss) to
average net assets (b)	0.37%	0.23%	(e)
Portfolio turnover rate	42%	20%	(f)

*	The Select Appreciation Fund commenced operations on October 5, 2009.
(a) Net investment income (loss) has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Annualized for periods less than one year.
(f) Not annualized.
(g) Amount represents less than $0.01 per share.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Reservoir Fund

Selected data based on a share outstanding throughout each period indicated.

	Investor				Class N
	Class Shares				Shares

	Year Ended		Period Ended		Year Ended		Period Ended
	April 30, 2011		April 30, 2010*		April 30, 2011		April 30, 2010*

Net asset value, beginning of period	$ 9.93		$ 10.00		$ 9.95		$ 10.00

Income (loss) from investment operations:
Net investment income (loss) (a) (b)	(0.01)		(0.06)		(0.01)		(0.05)
Net realized and unrealized gain (loss)
on investments	0.04		(0.01)		0.04		-
Total income (loss) from
investment operations	0.03		(0.07)		0.03		(0.05)

Net asset value, end of period	$ 9.96		$ 9.93		$ 9.98		$ 9.95

Total return (c)	0.30%		(0.70)%	(f)	0.30%		(0.50)%	(f)

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 2,078		$ 383		$ 5,705		$ 3,766
Ratio of expenses to
average net assets (d)	0.46%	(g)	0.80%	(e)	0.45%	(g)	0.60%	(e)
Ratio of expenses to average net assets
before waivers and reimbursements (d)	2.39%		3.58%	(e)	2.20%		7.81%	(e)
Ratio of net investment income (loss) to
average net assets (b)	(0.07)%		(0.66)%	(e)	(0.07)%		(0.50)%	(e)
Portfolio turnover rate	0%		0%	(f)	0%		0%	(f)

* Fund commenced operations on May 29, 2009.
(a) Net investment income (loss) has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Annualized for periods less than one year.
(f) Not annualized.
(g) The adviser has agreed to waive additional fees in order to maintain a positive return. The additional waiver, 0.33%
and 0.15% for the Investor Class Shares and Class N Shares, respectively, decreased the net expense ratio.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
Shelter Fund

Selected data based on a share outstanding throughout each period indicated.

	Class N Shares

	Year Ended	Period Ended
	April 30, 2011	April 30, 2010*

Net asset value, beginning of period	$ 10.44	$ 10.00

Income (loss) from investment operations:
Net investment income (loss) (a) (b)	0.04	(0.01)
Net realized and unrealized gain (loss)
on investments	1.31	0.45
Total income from
investment operations	1.35	0.44

Less distributions from:
net investment income	(0.05)	-
net realized gains	-	-
Total distributions from net investment
income and net realized gains	(0.05)	-

Net asset value, end of period	$ 11.74	$ 10.44

Total return (c)	12.95%	4.40%	(f)

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 57,492	$ 12,444
Ratio of expenses to
average net assets (d)	1.15%	1.15%	(e)
Ratio of expenses to average net assets
before waivers and reimbursements (d)	1.34%	4.05%	(e)
Ratio of net investment income (loss) to
average net assets (b)	0.37%	(0.26)%	(e)
Portfolio turnover rate	89%	0%	(f)

* Fund commenced operations on December 30, 2009.
(a) Net investment income (loss) has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor and Administrator not absorbed a portion of the expenses, total returns would have been lower.
(d) Does not include the expenses of the investment companies in which the Fund invests.
(e) Annualized for periods less than one year.
(f) Not annualized.

Refer to the Notes to Financial Statements at the back of this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Notes to Financial Statements

April 30, 2011

1.

Organization

AdvisorOne Funds (the “Trust” or the “Funds”) was organized as a Delaware Business Trust in December 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. Amerigo Fund, Clermont Fund, Select Allocation Fund, Descartes Fund, Liahona Fund, Enhanced Income Fund, Flexible Income Fund, Select Appreciation Fund, Reservoir Fund,  and Shelter Fund (collectively the “Funds” and each individually a “Fund”) are each a series of the Trust.  The Funds operate as diversified investment companies.

  Fund

Primary Objective

Amerigo Fund	Long-term growth of capital without regard to current income
Clermont Fund	Combination of current income and growth of capital
Select Allocation Fund	Total return, consisting of capital growth and income
Descartes Fund	Long-term growth of capital without regard to current income
Liahona Fund	Growth of capital and current income
Enhanced Income Fund	Total return, consisting of capital growth and income
Flexible Income Fund	Total return, consisting of capital growth and income, consistent with preservation of capital
Select Appreciation Fund Reservoir Fund Shelter Fund	Long-term growth Current income Limiting the impact of large equity market declines

The Funds offer the following classes of shares:

  Class

Funds Offering Class

Class C	Amerigo Fund
Class N	Amerigo Fund, Clermont Fund, Select Allocation Fund, Descartes Fund, Liahona Fund, Enhanced Income Fund, Flexible Income Fund, Select Appreciation Fund, Reservoir Fund, and Shelter Fund
Investor Class	Reservoir Fund

Class C Shares are offered subject to a 1.00% contingent deferred sales charge applied to redemptions occurring within eighteen months of purchase. Class N and Investor Class Shares are offered at net asset value.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2011

2.

Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.   Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

In unusual circumstances, instead of valuing securities in the usual manner, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2011

assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2011 for the Funds’ assets and liabilities measured at fair value:

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2011

Amerigo

Assets	Level 1	Level 2	Level 3	Total
Equity Funds	$ 576,384,040	$ -	$ -	$ 576,384,040
Money Market Funds	5,842,815	-	-	5,842,815
Total	$ 582,226,855	$ -	$ -	$ 582,226,855

Clermont

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 1,666,000	$ -	$ -	$ 1,666,000
Bond Funds	89,558,526	-	-	89,558,526
Equity Funds	141,829,006	-	-	141,829,006
Corporate Bonds	-	17,873,160	-	17,873,160
U.S. Government & Agency Obligations	-	1,806,878	-	1,806,878
Money Market Funds	4,315,841	-	-	4,315,841
Total	$ 237,369,373	$ 19,680,038	$ -	$ 257,049,411

Select Allocation

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 833,000	$ -	$ -	$ 833,000
Bond Funds	27,971,760	-	-	27,971,760
Equity Funds	188,538,418	-	-	188,538,418
Corporate Bonds	-	20,437,543	-	20,437,543
U.S. Government & Agency Obligations	-	602,688	-	602,688
Money Market Funds	3,670,097	-	-	3,670,097
Total	$ 221,013,275	$ 21,040,231	$ -	$ 242,053,506

Descartes

Assets	Level 1	Level 2	Level 3	Total
Bond Funds	$ 7,476,470	$ -	$ -	$ 7,476,470
Equity Funds	179,602,225	-	-	179,602,225
Money Market Funds	5,686,348	-	-	5,686,348
Total	$ 192,765,043	$ -	$ -	$ 192,765,043

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2011

Liahona

Assets	Level 1	Level 2	Level 3	Total
Bond Funds	$ 44,658,486	$ -	$ -	$ 44,658,486
Equity Funds	171,678,643	-	-	171,678,643
Money Market Funds	11,023,502	-	-	11,023,502
Total	$ 227,360,631	$ -	$ -	$ 227,360,631

Enhanced Income

Assets	Level 1	Level 2	Level 3	Total
Bond Funds	$ 10,229,860	$ -	$ -	$ 10,229,860
Equity Funds	72,370,245	-	-	72,370,245
Money Market Funds	9,915,277	-	-	9,915,277
Total	$ 92,515,382	$ -	$ -	$ 92,515,382
Liabilites	Level 1	Level 2	Level 3	Total
Written Options	$ 287,697	$ -	$ -	$ 287,697
Total	$ 287,697	$ -	$ -	$ 287,697

Flexible Income

Assets	Level 1	Level 2	Level 3	Total
Bond Funds	$ 48,377,822	$ -	$ -	$ 48,377,822
Corporate Bonds	-	6,395,178	-	6,395,178
U.S. Government & Agency Obligations	-	38,813,624	-	38,813,624
Short Term U.S. Government & Agency	-	1,997,357	-	1,997,357
Money Market Funds	11,860,094	-	-	11,860,094
Total	$ 60,237,916	$ 47,206,159	$ -	$ 107,444,075

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2011

Select Appreciation

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 83,300	$ -	$ -	$ 83,300
Equity Funds	88,984,648	-	-	88,984,648
Money Market Funds	716,321	-	-	716,321
Total	$ 89,784,269	$ -	$ -	$ 89,784,269

Reservoir

Assets	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ -	$ 5,535,430	$ -	$ 5,535,430
Money Market Funds	2,211,379	-	-	2,211,379
Total	$ 2,211,379	$ 5,535,430	$ -	$ 7,746,809

Shelter

Assets	Level 1	Level 2	Level 3	Total
Equity Funds	$ 56,340,415	$ -	$ -	$ 56,340,415
Money Market Funds	1,726,885	-	-	1,726,885
Total	$ 58,067,300	$ -	$ -	$ 58,067,300

The Fund did not hold any Level 3 securities during the period. There were no significant transfers into and out of Level 1 & 2 during the period.  It is the Funds’ policy to recognize transfers into and out of Level 1 & Level 2 at the end of the reporting period.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2011

Exchange Traded Funds

The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Options Transactions

The Funds are subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

The Funds may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When a Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.   With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.   For the year ended April 30, 2011, the Enhanced Income Fund’s change in unrealized depreciation and realized gain on option contracts subject to equity price risk amounted to $199,849 and $1,218,677, respectively.  Such figures can be found on the

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2011

Statements of Operations in this shareholder report.  The value of such options as of April 30, 2011 was $ 287,697 and can be found on the Statements of Assets and Liabilities.

The number of option contracts written and the premiums received by Enhanced Income Fund during the year ended April 30, 2011, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	3,991	$ 50,641
Options written	70,965	1,559,236
Options exercised	(4,303)	(123,064)
Options expired	(50,778)	(1,120,285)
Options closed	(15,306)	(270,394)
Options outstanding, end of year	4,569	$ 96,134

Income Taxes

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Funds’ 2011 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income

Corporate actions (including cash dividends) are recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

Expenses

Expenses of the Trust that are directly identifiable to a specific Fund, are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.  Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2011

Distributions to Shareholders

Income will normally be declared and distributed annually for each of the Funds.  The Funds declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.  These differences are primarily due to the treatment of wash sale losses, grantor trust and partnership income.

Indemnification

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

Fees and Compensation Paid to Affiliates and Other Parties

Advisory Fees

Each Fund has entered into an Investment Advisory Agreement with CLS Investments, LLC (the “Advisor”, formerly Clarke Lanzen Skalla Investment Firm, LLC), a subsidiary of NorthStar Financial Services Group, LLC.  As compensation for the services rendered, facilities furnished, and expenses borne by the Advisor, the Funds will pay the Advisor a fee accrued daily and paid monthly, at the annualized rate of 1.00% of net assets for all funds with the exception of Reservoir, Enhanced Income and Flexible Income. The rates these funds will pay are as follows: Reservoir, 0.50%; Enhanced Income, 0.90%; and Flexible Income, 0.65%.

The Advisor has agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses for each Fund, net of waivers and custodial credits at least through August 31, 2011.  The annualized rates are as follows:

Expense Limitation
Class C (Amerigo Only)	2.15%
Class N (Amerigo, Clermont, Select Allocation, Descartes, Liahona, Select Appreciation and Shelter	1.15%
Class N (Enhanced)	1.05%
Class N (Flexible Income)	0.80%
Class N (Reservoir)	0.60%
Investor Class (Reservoir)	0.80%

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2011

The Advisor has voluntarily agreed to waive additional fees for the the Reservoir Fund in order to maintain a 1 basis point on net income.  This agreement may be terminated at any time.

The waivers and reimbursements, if any, of the Advisor’s fees for the year ended April 30, 2011 were as follows:

Fund	Waiver/Reimbursement
Amerigo Clermont Fund	$117,624 183,614
Select Allocation Fund	214,664
Descartes Fund	173,239
Liahona Fund	163,287
Enhanced Income Fund	202,927
Flexible Income Fund	186,281
Select Appreciation Fund	144,237
Reservoir Fund Shelter Fund	113,611 63,239

Fees waived or expenses reimbursed may be recouped by the Advisor from a Fund for a period up to three years from the date the fee or expense was waived or reimbursed.  However, no recoupment payment will be made by a Fund if it would result in the Fund exceeding the contractual expense limitation described above.  During the year ended April 30, 2011, the Advisor recaptured no fees for prior period expense waivers/reimbursements from the Funds.  The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Advisor through April 30 of the years indicated.

Fund	2012	2013	2014	Total
Amerigo	$ -	$ 23,324	$ 117,624	$ 140,948
Clermont	151,770	128,022	183,614	463,406
Select Allocation	190,957	195,804	214,664	601,425
Descartes	142,070	148,783	173,239	464,092
Liahona	112,449	107,844	163,287	383,580
Enhanced Income	-	101,850	202,927	304,777
Flexible Income	-	97,013	186,281	283,294
Select Appreciation	-	108,252	144,237	252,489
Reservoir	-	104,336	113,611	217,947
Shelter	-	58,895	63,239	122,134

Administration, Fund Accounting, Transfer Agent, Custody Administration Fees

The Funds have entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), an affiliate of the Advisor, whereby GFS will provide administrative, fund accounting and transfer agency services to the Funds.  The Administration Services Agreement provides that GFS

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2011

may retain Sub-Administrators for the purpose of providing such services to one or more Funds of the Trust.  For providing administration services to the Fund, GFS receives from each Fund a monthly fee at an annual rate of 0.10% of the first $100 million of the Fund’s average daily net assets, and at reduced rates thereafter, subject to certain minimum requirements. For providing fund accounting services, GFS receives from each Fund a monthly fee of $2,250 for the initial class and $500 for each class thereafter, plus a basis point fee calculated on the Fund’s average daily net assets exceeding $25 million.  For providing transfer agent services, GFS receives from each Fund a monthly fee based on the greater of a $18,000 per year minimum [excluding the Reservoir and Shelter Funds] or an annual per account fee of $16.00 for open accounts and $2.00 for closed accounts, plus certain transaction fees, which are allocated by shareholder accounts.  In addition to the service fees mentioned above, GFS is also reimbursed for any out-of-pocket expenses.  The total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statement of Operations.

GFS also provides custody administration services to the Funds pursuant to a custody agreement.  For providing such services, GFS receives from each Fund a monthly fee calculated at an annual rate of .0075% for the first $100 million of the Trust’s average daily portfolio market value, and at reduced rates thereafter.  The Custody fees listed in the Statement of Operations include the fees paid to Fifth Third Bank, the Funds’ custodian bank (prior to September 1, 2010 First National Bank of Omaha was the Funds’ custodian), and GFS as custody administrator.  GFS’ share of such fees for the year ended April 30, 2011, was $18,902. Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, Gemcom charges a per-page conversion fee and a flat filing fee.  For the year ended April 30, 2011, Gemcom received $83,209 for providing such services. Such fees would be included in the line item marked “Printing and postage expense” on the Statement of Operations in this shareholder report.

Chief Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Funds an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended April 30, 2011, the Funds incurred expenses of $109,068 for compliance services pursuant to the Trust’s Agreement with NLCS. The total expenses incurred by each Fund for CCO services are disclosed in the Statement of Operations.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2011

Distributor

The distributor of the Funds is Northern Lights Distributors, LLC. (the “Distributor”), an affiliate of the Advisor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides for the payment of a distribution fee to the Distributor at an annualized rate of 0.75% of the average daily net assets attributable to Class C shares.  The Plan for Class C shares also provide for the payment of a shareholder service fee at an annualized rate of 0.25% of the average daily net assets attributable to the Class C shares.  Under the Plan, the Fund has authorized to pay the Distributor a combined shareholder service and distribution fee at the rate of 0.25%, of which 0.20% is currently being charged, of average net assets attributable to Investor Class Shares. Class N shares do not pay any 12b-1 distribution or shareholder service fees.  For the year ended April 30, 2011 the Reservoir Fund Investor Class Shares waived 12b-1 fees in the amount of $3,274.

Trustees Fees

The Funds pay no compensation to their Trustees who are employees of the Advisor or its affiliates.  The Board has approved the following Trustee compensation schedule: Each Trustee will receive $3,000 for each regular board meeting attended in-person*; a minimum of $1,000 for each special board meeting attended in-person, or $200 per Fund participating in the special meeting, whichever is greater; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a board meeting, in which case it will not be compensated. The Trust also reimburses each such Trustee for travel and other expenses incurred in attending meetings of the Board.

* Beginning July 1, 2011 each Trustee will receive $6,000 for each regular board meeting attended in-person.

A Trustee and certain officers of the Trust are officers of GFS and/or NLCS and/or the Advisor and/or the Distributor.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2011

4.

Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at April 30, 2011, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Amerigo Fund	$ 476,132,685	$ 106,123,526	$ (29,356)	$ 106,094,170
Clermont Fund	219,692,923	37,443,748	(87,260)	37,356,488
Select Allocation Fund	200,707,329	41,397,040	(50,863)	41,346,177
Descartes Fund	166,493,995	27,858,791	(1,587,743)	26,271,048
Liahona Fund	196,930,197	31,441,831	(1,011,397)	30,430,434
Enhanced income Fund	90,597,759	6,108,387	(4,478,461)	1,629,926
Flexible Income Fund	104,859,485	2,759,853	(175,263)	2,584,590
Select Appreciation Fund	73,783,960	16,006,774	(6,465)	16,000,309
Reservoir Fund	7,720,706	26,103	-	26,103
Shelter Fund	51,612,107	6,455,193	-	6,455,193

5.

Investment Transactions

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended April 30, 2011, were as follows:

	Purchases	Sales
Amerigo Fund	$278,388,391	$337,124,430
Clermont Fund	79,663,693	60,145,634
Select Allocation Fund	74,689,637	52,843,058
Descartes Fund	43,713,788	41,272,682
Liahona Fund	66,266,806	40,016,912
Enhanced Income Fund	81,514,745	55,944,329
Flexible Income Fund	50,155,042	7,872,352
Select Appreciation Fund	39,875,313	31,077,173
Reservoir Fund	5,517,523	-
Shelter Fund	66,607,539	28,494,233

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2011

6.

Shareholders’ Transactions

At April 30, 2011, the Funds had an unlimited number of shares authorized. Following is a summary of shareholder transactions for each Fund:

	Year Ended		Year Ended
	April 30, 2011		April 30, 2010
Amerigo Fund	Shares	Dollars	Shares	Dollars
Class C Shares:
Shares Sold	14,536	$ 179,568	19,054	$ 202,799
Shares issued to shareholders
in reinvestment	-	-	490	5,477
Shares redeemed	(75,801)	(910,518)	(62,866)	(654,492)
Net decrease	(61,265)	$ (730,950)	(43,322)	$ (446,216)

Amerigo Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	6,818,652	$ 86,295,484	8,757,207	$ 95,057,853
Shares issued to shareholders
in reinvestment	157,003	2,094,424	585,657	6,817,044
Shares redeemed	(12,370,654)	(153,842,892)	(23,441,221)	(260,913,876)
Net decrease	(5,394,999)	$ (65,452,984)	(14,098,357)	$ (159,038,979)

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2011

	Year Ended		Year Ended
	April 30, 2011		April 30, 2010
Clermont Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	7,676,968	$ 72,924,163	12,071,829	$ 105,468,307
Shares issued to shareholders
in reinvestment	595,354	5,733,254	471,714	4,193,541
Shares redeemed	(6,294,217)	(59,906,295)	(6,289,390)	(55,133,290)
Net increase	1,978,105	$ 18,751,122	6,254,153	$ 54,528,558

Select Allocation	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	6,450,915	$ 59,440,210	7,267,631	$ 60,818,004
Shares issued to shareholders
in reinvestment	380,086	3,626,025	335,154	2,855,508
Shares redeemed	(4,478,741)	(41,062,043)	(4,683,580)	(37,867,328)
Net increase	2,352,260	$ 22,004,192	2,919,205	$ 25,806,184

Descartes Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	3,936,057	$ 38,794,957	4,530,389	$ 40,323,030
Shares issued to shareholders
in reinvestment	98,702	1,027,486	125,138	1,136,256
Shares redeemed	(3,602,775)	(35,358,125)	(3,577,776)	(29,848,426)
Net increase	431,984	$ 4,464,318	1,077,752	$ 11,610,860

Liahona Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	7,185,599	$ 67,377,145	13,923,369	$ 121,515,288
Shares issued to shareholders
in reinvestment	258,010	2,528,501	110,937	976,247
Shares redeemed	(3,772,395)	(35,464,671)	(1,504,658)	(12,848,810)
Net increase	3,671,214	$ 34,440,975	12,529,648	$ 109,642,725

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2011

	Year Ended		Period Ended
	April 30, 2011		April 30, 2010
Enhanced Income Fund (b)	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	3,834,581	$ 40,962,689	5,174,291	$ 53,335,198
Shares issued to shareholders
in reinvestment	249,370	2,663,715	12,351	129,596
Shares redeemed	(1,166,552)	(12,410,728)	(167,814)	(1,756,075)
Net increase	2,917,399	$ 31,215,676	5,018,828	$ 51,708,719

Flexible Income Fund (b)	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	5,094,907	$ 52,397,201	6,869,480	$ 68,859,162
Shares issued to shareholders
in reinvestment	292,513	3,005,576	37,254	374,778
Shares redeemed	(1,667,088)	(17,146,580)	(246,292)	(2,472,869)
Net increase	3,720,332	$ 38,256,197	6,660,442	$ 66,761,071

Select Appreciation Fund (b)	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	1,986,022	$ 22,584,020	6,110,771	$ 64,663,137
Shares issued to shareholders
in reinvestment	35,807	438,640	7,019	75,309
Shares redeemed	(1,263,016)	(14,486,322)	(206,721)	(2,239,203)
Net increase	758,813	$ 8,536,338	5,911,069	$ 62,499,243

Reservoir Fund (a)	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	386,645	$ 3,852,282	492,845	$ 4,914,231
Shares issued to shareholders
in reinvestment	-	-	-	-
Shares redeemed	(193,554)	(1,929,162)	(114,513)	(1,140,895)
Net increase	193,091	$ 1,923,120	378,332	$ 3,773,336

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2011

	Year Ended		Period Ended
	April 30, 2011		April 30, 2010
Reservoir Fund (a)	Shares	Dollars	Shares	Dollars
Investor Class Shares:
Shares Sold	232,025	$ 2,306,047	38,978	$ 387,477
Shares issued to shareholders
in reinvestment	-	-	-	-
Shares redeemed	(61,983)	(616,375)	(439)	(4,364)
Net increase	170,042	$ 1,689,672	38,539	$ 383,113

Shelter Fund (c)	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	4,286,998	$ 44,575,162	1,215,628	$ 12,262,192
Shares issued to shareholders
in reinvestment	16,162	175,680	-	-
Shares redeemed	(596,178)	(6,329,247)	(23,674)	(246,910)
Net increase	3,706,982	$ 38,421,595	1,191,954	$ 12,015,282

(a) Fund commenced operations May 29, 2009. (b) Fund commenced operations October 5, 2009. (c) Fund commenced operations December 30, 2009.

7.

Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal years ended April 30, 2011 and April 30, 2010 were as follows:

	Ordinary	Long-Term	Total
2011	Income	Capital Gain	Distributions
Amerigo Fund	$ 2,127,495	$ -	$ 2,127,495
Clermont Fund	5,822,468	-	5,822,468
Select Allocation Fund	3,780,919	-	3,780,919
Descartes Fund	1,035,585	-	1,035,585
Liahona Fund	2,555,382	-	2,555,382
Enhanced Income Fund	2,663,284	7,196	2,670,480
Flexible Income Fund	2,969,491	39,149	3,008,640
Select Appreciation Fund	438,707	-	438,707
Reservoir Fund	-	-	-
Shelter Fund	175,929	-	175,929

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2011

	Ordinary	Long-Term	Total
2010	Income	Capital Gain	Distributions
Amerigo Fund	$ 6,980,843	$ -	$ 6,980,843
Clermont Fund	4,314,646	-	4,314,646
Select Allocation Fund	2,981,030	-	2,981,030
Descartes Fund	1,147,055	-	1,147,055
Liahona Fund	999,660	-	999,660
Enhanced Income Fund	129,799	-	129,799
Flexible Income Fund	375,326	-	375,326
Select Appreciation Fund	75,325	-	75,325
Reservoir Fund	-	-	-
Shelter Fund	-	-	-

As of April 30, 2011, the components of distributable earnings/ (deficit) on a tax basis were as follows:

			Capital		Total
	Undistributed	Undistributed	Loss	Unrealized	Accumulated
	Ordinary	Long-Term	Carry	Appreciation/	Earnings/
	Income	Gains	Forwards	(Depreciation)	(Deficits)
Amerigo Fund	$ 2,129,058	$ -	$ (106,248,716)	$ 106,094,170	$ 1,974,512
Clermont Fund	2,405,472	-	(24,315,728)	37,356,488	15,446,232
Select Allocation Fund	2,379,051	-	(28,114,955)	41,346,177	15,610,273
Descartes Fund	69,594	-	(12,537,028)	26,271,048	13,803,614
Liahona Fund	15,046	-	(984,862)	30,430,434	29,460,618
Enhanced Income Fund	3,373,639	236,046	-	1,629,926	5,239,611
Flexible Income Fund	-	24,733	-	2,584,590	2,609,323
Select Appreciation Fund	504,750	1,659,156	-	16,000,309	18,164,215
Reservoir Fund	-	-	-	26,103	26,103
Shelter Fund	531,079	74,428	-	6,455,193	7,060,700

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and partnership adjustments.  The difference between book basis and tax basis undistributed ordinary income is primarily attributable to partnership and grantor trust adjustments.

At April 30, 2011, the following Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains.  The capital loss carry forwards will expire on the dates indicated below:

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)

April 30, 2011

	April 30, 2017	April 30, 2018	Total
Amerigo Fund	$ 3,928,998	$ 102,319,718	$ 106,248,716
Clermont Fund	5,075,868	19,239,860	24,315,728
Select Allocation Fund	4,670,573	23,444,382	28,114,955
Descartes Fund	654,128	11,882,900	12,537,028
Liahona Fund	-	984,862	984,862

Permanent book and tax differences primarily attributable to net operating loss, reclass of ordinary income distributions and grantor trusts and partnership adjustments, resulted in reclassification for the following Funds for the year ended April 30, 2011 was follows:

	Paid in	Undistributed Net	Accumulated Net Realized Gain/
	Capital	Investment Income	(Loss) from Security Transactions
Amerigo Fund	$ -	$ (65,133)	$ 65,133
Clermont Fund	-	(7,109)	7,109
Select Allocation Fund	195	(32,782)	32,587
Descartes Fund	-	(33,328)	33,328
Liahona Fund	-	(19,837)	19,837
Enhanced Income Fund	-	4,837	(4,837)
Flexible Income Fund	-	63,907	(63,907)
Select Appreciation Fund	-	47,003	(47,003)
Reservoir Fund	(4,779)	4,779	-
Shelter Fund	-	50,789	(50,789)

8.

Underlying Investment in other Investment Companies

The Reservoir Fund currently seeks to achieve its investment objective by investing a portion of its assets in Fifth Third Institutional Money Market Fund (the “Portfolio”), a registered open-end fund incorporated in the USA. The Fund may redeem its investment from the Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Portfolio.  The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.  As of April 30, 2011, the percentage of the Fund’s net assets invested in the Portfolio was 28.41%.

The Enhanced Income Fund currently seeks to achieve its investment objective by investing a portion of its assets in SPDR - S&P 500 ETF Trust (the “Portfolio”), a unit investment trust registered as an investment company incorporated in the USA. The Fund may redeem its investment from the Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Portfolio.  The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.  As of April 30, 2011, the percentage of the Fund’s net assets invested in the Portfolio was 33.37%.

9.

New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

10.

Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, the Funds are required to disclose the date through which subsequent events have been evaluated.  Management has evaluated subsequent events through the issuance of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AdvisorOne Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Amerigo Fund, Clermont Fund, Select Allocation Fund, Descartes Fund, Liahona Fund, Enhanced Income Fund, Flexible Income Fund, Select Appreciation Fund, Reservoir Fund, and Shelter Fund (each a series of AdvisorOne Funds), as of April 30, 2011, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Amerigo Fund, Clermont Fund, Select Allocation Fund, Descartes Fund, Liahona Fund, Enhanced Income Fund, Flexible Income Fund, Select Appreciation Fund, Reservoir Fund, and Shelter Fund, as of April 30, 2011 and the results of their operations, the changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 24, 2011

AdvisorOne Funds Annual Report

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund you may incur two types of costs: (1) transaction costs, including contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses:  The first section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the applicable number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions.  Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Ratio (Annualized)	Expenses Paid During the Period
	11/1/2010	4/30/2011
Amerigo Fund
Actual:
Class C	$ 1,000.00	$ 1,143.20	2.15%	$ 11.43	*
Class N	1,000.00	1,148.70	1.15%	6.13	*
Hypothetical (5% return before expenses):
Class C	1,000.00	1,014.13	2.15%	10.74	*
Class N	1,000.00	1,019.09	1.15%	5.76	*
Clermont Fund
Actual	1,000.00	1,082.40	1.15%	5.94	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*

*Expenses are equal to the Fund’s respective annual expense ratios for the most recent six month period, multiplied by the average account value over the period, multiplied by 181/365.

AdvisorOne Funds Annual Report

Shareholder Expense Example (Unaudited) (Continued)

	Beginning Account Value	Ending Account Value	Expense Ratio (Annualized)	Expenses Paid During the Period
	11/1/2010	4/30/2011
Select Allocation Fund
Actual	1,000.00	1,115.70	1.15%	6.03	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*
Descartes Fund
Actual	1,000.00	1,158.90	1.15%	6.16	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*
Liahona Fund
Actual	1,000.00	1,120.50	1.15%	6.05	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*
Enhanced Income Fund
Actual	1,000.00	1,069.20	1.05%	5.39	*
Hypothetical (5% return before expenses):	1,000.00	1,019.59	1.05%	5.26	*
Flexible Income Fund
Actual	1,000.00	1,008.90	0.80%	3.98	*
Hypothetical (5% return before expenses):	1,000.00	1,020.83	0.80%	4.01	*
Select Appreciation Fund
Actual	1,000.00	1,162.90	1.15%	6.17	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*
Reservoir Fund
Actual:
Class N	1,000.00	1,000.00	0.47%	2.32	*
Investor Class	1,000.00	1,000.00	0.45%	2.23	*
Hypothetical (5% return before expenses):
Class N	1,000.00	1,022.46	0.47%	2.36	*
Investor Class	1,000.00	1,022.56	0.45%	2.26	*
Shelter Fund
Actual	1,000.00	1,143.70	1.15%	6.11	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*

*Expenses are equal to the Fund’s respective annual expense ratios for the most recent six month period, multiplied by the average account value over the period, multiplied by 181/365.

AdvisorOne Funds Annual Report

Supplemental Information (Unaudited)

April 30, 2011

Financial Statements of Underlying Fund

As discussed in Note 8 to the financial statements of the AdvisorOne Reservoir Fund, the following pages will include the financial statements of the aforementioned underlying fund, the Fifth Third Institutional Money Market Fund (the “Portfolio”).   The pages have been extracted from the latest audited annual report published for the Portfolio, dated July 31, 2010. The full report of the Fifth Third Institutional Money Market Fund, along with the report of the independent registered public accounting firm is included in the Fifth Third Institutional Money Market Funds’ N-CSR filing dated September 29, 2010, available at ‘www.sec.gov’.  Only data presented for the Fifth Third Institutional Money Market Fund is pertinent to the overall review of the financial statements of the AdvisorOne Reservoir Fund.

Institutional Money Market
Schedule of Investments
July 31, 2010

	Principal Amount	Value
Corporate Bonds (7.0%)		
Computers (0.3%)		
International Business Machines Corp., 1.07%, 7/28/11 [(a)]	$ 10,000,000	$ 10,062,909
Diversified Banks (0.5%)		
JPMorgan Chase & Co., 5.60%, 6/1/11	15,235,000	15,851,301
Diversified Financial Services (4.2%)		
General Electric Capital Corp., 0.51%, 8/15/11 [(a)]	6,160,000	6,150,721
General Electric Capital Corp., 0.58%, 4/28/11 [(a)]	10,000,000	9,985,967
General Electric Capital Corp., 4.88%, 10/21/10	16,000,000	16,149,948
General Electric Capital Corp., 5.00%, 12/1/10	10,000,000	10,149,855
General Electric Capital Corp., Series A, 4.25%, 9/13/10	14,600,000	14,659,716
General Electric Capital Corp., Series A, 4.25%, 12/1/10	14,580,000	14,757,412
General Electric Capital Corp., Series A, 6.13%, 2/22/11	49,826,000	51,333,887
General Electric Capital Corp., Series G, 0.35%, 1/26/11 [(a)]	15,000,000	14,981,505
		138,169,011
Finance-Investment Banker/Broker (0.9%)		
Bear Stearns Cos. LLC (The), 0.57%, 1/31/11 [(a)]	12,426,000	12,438,687
Bear Stearns Cos. LLC (The), 4.50%, 10/28/10	17,000,000	17,155,853
		29,594,540
Insurance (0.4%)		
Berkshire Hathaway, Inc., 0.35%, 2/10/11 [(a)]	10,000,000	10,000,000
Berkshire Hathaway Finance Corp., 4.20%, 12/15/10	4,595,000	4,659,100
		14,659,100
Medical Instruments (0.1%)		
Medtronic, Inc., Series B, 4.38%, 9/15/10	2,150,000	2,159,745
U.S Government Agencies (0.6%)		
Citibank NA, Series 1, 0.53%, 7/12/11 [(a)] [(d)]	18,665,000	18,686,833
Total Corporate Bonds		229,183,439
U.S. Government Agencies (11.1%)		
Fannie Mae (2.9%)		
0.34%, 11/15/10 **	15,000,000	14,984,983
0.46%, 3/1/11 **	15,000,000	14,959,367
1.38%, 4/28/11	9,600,000	9,670,727
2.75%, 4/11/11	9,200,000	9,350,728
2.88%, 10/12/10	15,335,000	15,408,582
3.25%, 8/12/10	15,000,000	15,012,168
4.75%, 12/15/10	14,960,000	15,201,790
		94,588,345

Continued

17

Institutional Money Market
Schedule of Investments, continued
July 31, 2010

	Principal Amount	Value
U.S. Government Agencies, continued		
Federal Home Loan Bank (0.3%)		
4.13%, 8/13/10	$ 5,025,000	$ 5,030,784
5.13%, 9/10/10	4,600,000	4,622,297
		9,653,081
Freddie Mac (3.6%)		
0.25%, 5/4/11 (a)	15,000,000	14,993,121
0.32%, 11/16/10 **	25,000,000	24,976,222
0.33%, 1/15/42 (a)	7,328,951	7,328,951
0.38%, 8/10/10 (a)	35,000,000	35,000,000
1.50%, 1/7/11	15,000,000	15,072,487
5.00%, 10/18/10	9,825,000	9,920,977
6.88%, 9/15/10	10,000,000	10,080,536
		117,372,294
Straight-A Funding LLC (4.3%)		
0.30%, 10/1/10 (b)	30,000,000	29,984,750
0.35%, 8/24/10 (b)	25,661,000	25,655,262
0.39%, 8/12/10 (b)	25,000,000	24,997,021
0.41%, 8/16/10 (b)	17,639,000	17,635,987
0.43%, 9/1/10 (b)	25,000,000	24,990,743
0.45%, 9/1/10 (b)	19,206,000	19,198,888
		142,462,651
Total U.S. Government Agencies		364,076,371
U.S. Treasury Obligations (0.3%)		
U.S. Treasury Notes (0.3%)		
2.38%, 8/31/10	10,000,000	10,015,365
Total U.S. Treasury Obligations		10,015,365
Certificates of Deposit (8.9%)		
Commercial Banks (2.7%)		
Bank of Montreal, 0.37%, 8/6/10	25,000,000	25,000,000
Toronto Dominion, 0.33%, 9/20/10	20,000,000	20,000,000
Toronto Dominion, 0.46%, 11/5/10	20,000,000	20,000,000
Toronto Dominion, 0.50%, 1/4/11	25,000,000	25,000,000
		90,000,000
Commercial Banks-Eastern U.S. (5.1%)		
Rabobank Nederland NV, 0.30%, 9/10/10	25,000,000	25,000,000
Rabobank Nederland NV, 0.44%, 1/28/11	35,000,000	35,000,000
Rabobank Nederland, New York Branch, 0.36%, 9/7/10	25,000,000	25,000,254

Continued

18

Institutional Money Market
Schedule of Investments, continued
July 31, 2010

	Principal Amount	Value
Certificates of Deposit, continued		
Commercial Banks-Eastern U.S., continued		
Rabobank Nederland, New York Branch, 0.52%, 9/14/10	$ 15,000,000	$ 15,002,172
Societe Generale New York, Inc., 0.35%, 8/4/10	64,600,000	64,600,241
		164,602,667
Commercial Banks-Non U.S. (1.1%)		
Societe Generale North America, Inc., 0.23%, 8/2/10	35,000,000	34,999,776
Total Certificates of Deposit		289,602,443
Commercial Paper (21.6%)		
Asset Backed Commercial Paper (2.8%)		
Falcon Asset Securitization Co. LLC, 0.35%, 10/22/10 (b)	25,000,000	24,980,069
Old Line Funding LLC, 0.43%, 10/1/10 (b)	25,000,000	24,981,785
Old Line Funding LLC, 0.45%, 9/20/10 (b)	20,000,000	19,987,500
Old Line Funding LLC, 0.48%, 9/2/10 (b)	20,000,000	19,991,467
		89,940,821
Beverages-Non Alcoholic (1.2%)		
Coca-Cola Co. (The), 0.36%, 10/19/10 ** (b)	20,000,000	19,984,639
Coca-Cola Co. (The), 0.49%, 2/1/11 (b)	20,000,000	19,949,911
		39,934,550
Commercial Banks Non-U.S. (4.7%)		
Bank of Nova Scotia, 0.34%, 9/22/10 **	25,000,000	24,987,722
Bank of Nova Scotia, 0.35%, 9/13/10	25,000,000	24,999,992
Bank of Nova Scotia, 0.40%, 10/22/10 **	20,000,000	19,981,778
Bank of Nova Scotia, 0.45%, 8/9/10	25,000,000	24,997,500
National Australia Funding, 0.36%, 1/3/11 (b)	35,000,000	34,945,750
National Australia Funding, 0.42%, 9/13/10 (b)	25,000,000	24,987,458
		154,900,200
Cosmetics & Toiletries (0.8%)		
Procter & Gamble Co. (The), 0.24%, 10/6/10 (b)	25,000,000	24,989,000
Fiduciary Banks (2.8%)		
State Street Corp., 0.48%, 9/27/10	40,000,000	39,969,600
State Street Corp., 0.53%, 9/8/10	25,000,000	24,987,333
State Street Corp., 0.54%, 9/16/10	25,000,000	24,984,667
		89,941,600

Continued

19

Institutional Money Market
Schedule of Investments, continued
July 31, 2010

	Principal Amount	Value
Commercial Paper, continued		
Finance-Auto Loans (3.5%)		
Toyota Motor Credit Corp., 0.40%, 10/25/10	$ 35,000,000	$ 34,966,945
Toyota Motor Credit Corp., 0.50%, 10/1/10	35,000,000	34,970,347
Toyota Motor Credit Corp., 0.57%, 8/23/10	20,000,000	19,993,033
Toyota Motor Credit Corp., 0.57%, 9/9/10	25,000,000	24,984,563
		114,914,888
Food-Miscellaneous/Diversified (1.5%)		
Nestle Capital Corp., 0.38%, 12/6/10 ** (b)	25,000,000	24,966,486
Nestle Capital Corp., 0.39%, 12/14/10 (b)	25,000,000	24,963,438
		49,929,924
Medical-Hospitals (0.4%)		
Essentia Health, 0.23%, 8/27/10 (LOC: Wells Fargo)	14,000,000	13,996,663
Regional Authority (0.3%)		
Texas Public Finance Authority, 0.35%, 8/9/10	8,450,000	8,450,000
Schools (1.1%)		
University of Michigan, 0.26%, 9/1/10	25,000,000	25,000,000
University of Michigan, 0.37%, 10/4/10	12,000,000	12,000,000
		37,000,000
U.S. Municipals (0.6%)		
Walnut Energy Center Authority, 0.35%, 9/22/10, (LOC: State Street Corp.)	19,980,000	19,969,899
Water (1.9%)		
Massachusetts State Water Resources, 0.30%, 8/5/10 (LOC: Bayerische Landesbank)	63,000,000	63,000,000
Total Commercial Paper		706,967,545
Demand Notes (3.8%)		
Building Products-Cement & Aggregate (0.7%)		
Sioux City Brick & Tile Co., 0.32%, 12/1/36, (LOC: US Bancorp) (a) (b)	23,450,000	23,450,000
Finance-Other Services (0.9%)		
Lexington Financial Services LLC, 0.31%, 1/1/33, (LOC: Bank of America) (a)	29,335,000	29,335,000
Special Purpose Entity (2.2%)		
Corporate Finance Managers, Inc., 0.32%, 2/2/43, (LOC: Wells Fargo & Co.) (a)	11,945,000	11,945,000
Erickson Foundation, Inc. (The), 0.31%, 12/1/17, (LOC: FHLB) (a)	25,000,000	25,000,000

Continued

20

Institutional Money Market
Schedule of Investments, continued
July 31, 2010

	Principal Amount	Value
Demand Notes, continued		
Special Purpose Entity, continued		
Gulf Gate Apartments, Series 2003, 0.32%, 9/1/28, (LOC: Wells Fargo & Co.) [(a) (b)]	$ 7,295,000	$ 7,295,000
Pershing Drive Associates L.P., 0.44%, 12/15/28, (LOC: Royal Bank of Canada) [(a)]	11,090,000	11,090,000
Rush Medical Foundation, 0.31%, 12/1/31, (LOC: US Bank) [(a)]	5,400,000	5,400,000
Saddleback Valley Community Church, 0.31%, 11/1/38, (LOC: FHLB) [(a)]	11,090,000	11,090,000
		71,820,000
Total Demand Notes		124,605,000
Municipal Demand Notes (26.6%)		
Arizona (0.3%)		
Glendale Industrial Development Authority, Thunderbird, Garvin School, Series B, 0.30%, 7/1/35, (LOC: Bank of New York Co., Inc.) [(a)]	11,255,000	11,255,000
California (0.9%)		
Sacramento County Housing Authority, Multi-Family, Natomas Park Apartments, Series B, 0.33%, 7/15/35, (LOC: FNMA) [(a)]	915,000	915,000
Statewide Communities Development Authority, Multi-Family Housing, Series X-T, 0.37%, 10/15/32, (LOC: FNMA) [(a)]	300,000	300,000
Statewide Communities Development Authority, Multi-Family, Valley Palms Apartments, Series C-T, 0.30%, 5/15/35, (LOC: FNMA) [(a)]	1,835,000	1,835,000
Economic Recovery Bonds, Series C-11, GO, 0.21%, 7/1/23, (LOC: BNP Paribas) [(a)]	14,900,000	14,900,000
Housing Finance Agency, Housing Program Bonds, Series B, 0.30%, 8/1/36, (LOC: FMNA/FHLMC) [(a)]	9,155,000	9,155,000
Kern Water Bank Authority, Series B, 0.32%, 7/1/28, (LOC: Wells Fargo & Co.) [(a)]	3,716,000	3,716,000
		30,821,000
Colorado (0.6%)		
Housing & Finance Authority, Single Family Mortgage Bonds, Series I, 0.33%, 11/1/36, (LOC: FMNA/FHLMC) [(a)]	6,430,000	6,430,000
Housing & Finance Authority, Single Family Mortgage Bonds, Series I-B2, 0.31%, 11/1/33, (LOC: FMNA/FHLMC) [(a)]	12,405,000	12,405,000
		18,835,000
District of Columbia (0.9%)		
District of Columbia, Georgetown University, Series B-2, 0.22%, 4/1/41, (LOC: JP Morgan, Inc.) [(a)]	13,280,000	13,280,000

Continued

21

Institutional Money Market
Schedule of Investments, continued
July 31, 2010

	Principal Amount	Value
Municipal Demand Notes, continued		
District of Columbia, continued		
District of Columbia, Georgetown University, Series C, 0.22%, 4/1/42, (LOC: TD Bank N.A.) [a]	$ 15,000,000	$ 15,000,000
		28,280,000
Florida (2.7%)		
University South Florida Research Foundation, Inc., Series C, 0.35%, 8/1/34, (LOC: Bank of America) [a]	9,800,000	9,800,000
Miami-Dade County Industrial Development Authority, Dolphin Stadium Project, 0.30%, 7/1/37, (LOC: Societe Generale) [a]	45,000,000	45,000,000
Municipal Power Agency, All Required Project, Series D, 0.32%, 10/1/25, (LOC: Bank of America) [a]	32,295,000	32,295,000
		87,095,000
Georgia (0.3%)		
Augusta Housing Authority, Westbury Creek Apartments, Series B, 0.37%, 5/15/33, (LOC: FNMA) [a]	500,000	500,000
Winder-Barrow County Joint Development Authority, Republic Services, Inc. Project, 0.25%, 11/1/34, (LOC: Wells Fargo & Co.) [a]	8,800,000	8,800,000
		9,300,000
Illinois (2.0%)		
City of Chicago Midway Airport Revenue, Series A-2, 0.32%, 1/1/25, (LOC: JP Morgan, Inc.) [a]	16,500,000	16,500,000
County of Will, Exxon Mobil Project, AMT, 0.16%, 4/1/26, (LOC: Exxon Mobil Corp.) [a]	20,000,000	20,000,000
Finance Authority, Commonwealth Edison Co. Project, Series F, 0.24%, 3/1/17, (LOC: JP Morgan, Inc.) [a]	10,100,000	10,100,000
Finance Authority, Fairview Village, Series E, 0.31%, 8/15/42, (LOC: Bank of America) [a]	6,135,000	6,135,000
Finance Authority, Franciscan Communities, Series B, 0.40%, 5/1/36, (LOC: Bank of America) [a]	11,655,000	11,655,000
		64,390,000
Indiana (2.0%)		
City of Indianapolis Development, Multi-Family Housing, Pedcor Investments, Series B, 0.50%, 11/1/36, (LOC: FHLB) [a]	951,000	951,000
County of Vigo, Republic Services, Inc. Project, AMT, 0.32%, 7/1/33, (LOC: Wells Fargo & Co.) [a]	10,000,000	10,000,000
Health Facility Financing Authority, Community Foundation of Northwest Indiana, Series B, 0.31%, 8/1/25, (LOC: Bank of Montreal) [a]	20,580,000	20,580,000

Continued

22

Institutional Money Market
Schedule of Investments, continued
July 31, 2010

	Principal Amount	Value
Municipal Demand Notes, continued		
Indiana, continued		
Housing & Community Development Authority, Series A-2, AMT, 0.29%, 1/1/37, (LOC: FNMA/FHLMC) [a]	$ 25,000,000	$ 25,000,000
Terre Haute, Westminister Village, Series B, 0.39%, 8/1/36, (LOC: Banco Santander SA) [a]	9,300,000	9,300,000
		65,831,000
Kentucky (2.5%)		
County of Boone, Northern Kentucky University Metropolitan Education and Training Services Center Project, 0.47%, 6/1/23, (LOC: U.S. Bancorp) [a]	4,445,000	4,445,000
Louisville & Jefferson County Regional Airport Authority, Series A, AMT, 0.31%, 1/1/29, (LOC: United Parcel Service, Inc.) [a]	37,000,000	37,000,000
Louisville & Jefferson County Regional Airport Authority, Series C, AMT, 0.19%, 1/1/29, (LOC: United Parcel Service, Inc.) [a]	40,500,000	40,500,000
		81,945,000
Maryland (1.1%)		
Health & Higher Educational Facilities Authority, Adventist Healthcare, Series B, 0.31%, 1/1/35, (LOC: Deutsche Bank) [a]	21,995,000	21,995,000
Health & Higher Educational Facilities Authority, Charlestown Community, Series B, 0.32%, 1/1/28, (LOC: Bank of America) [a]	14,500,000	14,500,000
		36,495,000
Massachusetts (1.1%)		
Development Finance Agency, Briarwood, Series B, 0.39%, 1/1/35, (LOC: Banco Santander SA) [a]	8,650,000	8,650,000
Development Finance Agency, Linden Ponds, Inc., Series C, 0.46%, 11/1/42, (LOC: Banco Santander SA) [a]	10,000,000	10,000,000
Simmons College, 0.34%, 10/1/22, (LOC: JP Morgan, Inc.) [a]	17,260,000	17,260,000
		35,910,000
Michigan (0.4%)		
Charter Township of Canton, GO, 2.75%, 3/1/11, (LOC: Comerica Bank)	500,000	500,000
Charter Township of Ypsilanti, Capital Improvements, Series B, GO, 2.75%, 4/1/19, (LOC: Comerica Bank)	2,280,000	2,280,000
University of Michigan Hospital, Series A, 0.21%, 12/1/35, (LOC: University of Michigan) [a]	10,500,000	10,500,000
		13,280,000

Continued

23

Institutional Money Market
Schedule of Investments, continued
July 31, 2010

	Principal Amount	Value
Municipal Demand Notes, continued		
Minnesota (0.7%)		
City of Plymouth, Carlson Center Project, 0.37%, 4/1/12, (LOC: U.S. Bancorp) [(a)]	$ 400,000	$ 400,000
City of St Paul, 0.32%, 11/1/25, (LOC: U.S. Bancorp) [(a)]	12,100,000	12,100,000
Office of Higher Education, Supplemental Student Loan, Series A, 0.32%, 12/1/43, (LOC: U.S. Bancorp) [(a)]	10,000,000	10,000,000
		22,500,000
Mississippi (2.5%)		
Business Finance Corp., Chevron USA, Inc. Project, Series B, 0.25%, 12/1/30, (LOC: Chevron) [(a)]	20,000,000	20,000,000
Business Finance Corp., Chevron USA, Inc. Project, Series C, 0.17%, 12/1/30, (LOC: Chevron) [(a)]	35,050,000	35,050,000
Business Finance Corp., Chevron USA, Inc. Project, Series G, 0.18%, 12/1/30, (LOC: Chevron) [(a)]	26,000,000	26,000,000
		81,050,000
New Mexico (0.1%)		
City of Albuquerque Industrial, KTECH Corp. Project, 0.37%, 11/1/22, (LOC: Wells Fargo & Co.) [(a)]	3,940,000	3,940,000
City of Albuquerque Industrial, KTECH Corp. Project, 0.37%, 8/1/25, (LOC: Wells Fargo & Co.) [(a)]	1,400,000	1,400,000
		5,340,000
New York (0.2%)		
New York City Housing Development Corp., Verde Apartments, Series A, 0.34%, 1/1/16, (LOC: JP Morgan, Inc.) [(a)]	6,300,000	6,300,000
Ohio (2.3%)		
Air Quality Development Authority, AK Steel Project, Series B, 0.35%, 6/1/24, (LOC: Royal Bank of Scotland) [(a)]	26,000,000	26,000,000
City of Cleveland, Airport System, Series B, 0.34%, 1/1/20, (LOC: U.S. Bancorp) [(a)]	5,875,000	5,875,000
County of Cuyahoga Health Care Facilities, Franciscan Communities, Series F, 0.40%, 5/15/12, (LOC: Bank of America) [(a)]	605,000	605,000
County of Hamilton Hospital Facilities Revenue, Elizabeth Gamble, Series A, 0.27%, 6/1/27, (LOC: Northern Trust Company) [(a)]	35,000,000	35,000,000
Ohio State University (The), 0.20%, 12/1/21, (LOC: Ohio State University) [(a)]	6,700,000	6,700,000
		74,180,000
Pennsylvania (1.4%)		
Berks County Municipal Authority, Phoebe-Devitt Homes Project, Series C, 0.39%, 5/15/22, (LOC: Banco Santander SA) [(a)]	2,645,000	2,645,000

Continued

24

Institutional Money Market
Schedule of Investments, continued
July 31, 2010

	Principal Amount	Value
Municipal Demand Notes, continued		
Pennsylvania, continued		
Blair County Industrial Development Authority, 0.31%, 10/1/28, (LOC: PNC Bank NA) [a]	$ 9,000,000	$ 9,000,000
Delaware County Industrial Development Authority, 0.22%, 12/1/15, (LOC: United Parcel Service, Inc.) [a]	33,370,000	33,370,000
		45,015,000
South Carolina (1.1%)		
Jobs-Economic Development Authority, Republic Services, Inc. Project, 0.25%, 4/1/34, (LOC: Wells Fargo & Co.) [a]	6,750,000	6,750,000
Jobs-Economic Development Authority, University Medical Associations Refinance Project, 0.25%, 7/1/37, (LOC: Wells Fargo & Co.) [a] [b]	28,100,000	28,100,000
		34,850,000
Texas (2.7%)		
Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project, Series B-4, AMT, 0.16%, 3/1/33, (LOC: Exxon Mobil Corp.) [a]	10,330,000	10,330,000
Port Corpus Christi Industrial Development Corp., Citgo Petroleum Rmkt, AMT, 0.30%, 11/1/31, (LOC: BNP Paribas) [a]	29,200,000	29,200,000
State Veterans Housing Fund, Series A-2, AMT, GO, 0.27%, 12/1/29, (LOC: Wells Fargo & Co.) [a]	14,700,000	14,700,000
Veterns Housing Assistance Program, Series A, GO, AMT, 0.28%, 12/1/34, (LOC: State Street Corp.) [a]	29,110,000	29,110,000
Veterns Housing Assistance Program, Series A-2, GO, 0.30%, 12/1/29, (LOC: JP Morgan, Inc.) [a]	5,000,000	5,000,000
		88,340,000
Utah (0.1%)		
Telecommunication Open Infrastructure Agency, 0.33%, 6/1/40, (LOC: FHLB) [a]	2,000,000	2,000,000
Virginia (0.2%)		
Alexandria Industrial Development Authority, American Academy of Otolaryngology, Series A, 0.32%, 7/1/30, (LOC: Bank of America) [a]	8,450,000	8,450,000
Washington (0.2%)		
State Housing Finance Commission, Multi-Family, Granite Falls Retirement Plaza, Series B, 0.36%, 10/1/27, (LOC: Wells Fargo & Co.) [a]	845,000	845,000

Continued

25

Institutional Money Market
Schedule of Investments, continued
July 31, 2010

	Principal Amount	Value
Municipal Demand Notes, continued		
Washington, continued		
State Housing Finance Commission, Multi-Family, Sir Summer Ridge Associates, Series B, 0.32%, 12/1/29, (LOC: U.S. Bancorp) [(a)]	$ 405,000	$ 405,000
State Housing Finance Commission, Multi-Family, Vintage At Everett, Series B, 0.33%, 1/15/38, (LOC: FNMA) [(a)]	1,285,000	1,285,000
State Housing Finance Commission, Rockwood Retirement Communities, Series B, 0.30%, 1/1/30, (LOC: Wells Fargo & Co.) [(a)]	3,945,000	3,945,000
		6,480,000
West Virginia (0.3%)		
Brooke County, Bethany College Project, Series B, 0.33%, 12/1/37, (LOC: PNC Bank NA) [(a)]	5,000,000	5,000,000
Economic Development Authority, Appalachian Power Co., Series B, 0.20%, 12/1/42, (LOC: U.S. Bancorp) [(a)]	5,600,000	5,600,000
		10,600,000
Total Municipal Demand Notes		868,542,000

	Shares	
Money Markets (3.9%)		
AIM STIT Liquid Assets Portfolio [(c)]	127,543,835	127,543,835
Goldman Sachs Financial Square Prime Obligations Fund [(c)]	1,278,143	1,278,143
Total Money Markets		128,821,978

	Principal Amount	
Repurchase Agreements (16.7%)		
Barclays PLC, 0.21%, dated 7/30/10, due 8/2/10, (Repurchase proceeds, $150,002,625, Collateralized by U.S. Treasury Security, 2.25%, 1/31/15, value $153,000,037)	$150,000,000	150,000,000
Deutsche Bank, 0.20%, dated 7/30/10, due 8/2/10, (Repurchase proceeds, $290,004,834, Collateralized by various U.S. Government Agency Securities, 0.00%-6.63%, 9/13/10-10/17/36, value $295,800,631)	290,000,000	290,000,000
Toronto Dominion, 0.22%, dated 7/30/10, due 8/2/10, (Repurchase proceeds, $100,001,833, Collateralized by U.S. Treasury Security, 2.00%, 9/30/10, value $102,000,096)	100,000,000	100,000,000

Continued

26

Institutional Money Market
Schedule of Investments, continued
July 31, 2010

	Principal Amount	Value
Repurchase Agreements, continued		
UBS Investment Bank, 0.19%, dated 7/30/10, due 8/2/10, (Repurchase proceeds, $7,522,119, Collateralized by Federal Farm Credit Banks, 0.00%, 12/8/11-1/25/13, value $7,673,018)	$ 7,522,000	$ 7,522,000
Total Repurchase Agreements		547,522,000
Total Investments (Cost $3,269,336,141)† - 99.9%		3,269,336,141
Other assets in excess of liabilities - 0.1%		3,342,746
NET ASSETS - 100.0%		$3,272,678,887

Notes to Schedule of Investments

** Rate represents the effective yield at purchase.

† Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2010.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c) Investment is in Institutional Shares of underlying fund/portfolio.

(d) FDIC guaranteed through Treasury Liquidity Guarantee Program

The following abbreviations are used in the Schedule of Investments:
AMT - Alternative Minimum Tax
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GO - General Obligation
LOC - Letter of Credit

At July 31, 2010, Institutional Money Market's investments were in the following countries:

Country	
Canada	3.7%
France	2.0%
Netherlands	1.8%
United States	92.5%
Total	100.0%

See notes to schedules of investments and notes to financial statements.

27

Fifth Third Funds

Statements of Assets and Liabilities
July 31, 2010

	Prime Money Market
Assets:	
Investments, at amortized cost and value	$ 789,420,943
Repurchase agreement, at cost and value	119,505,000
Total Investments	908,925,943
Cash	—
Interest receivable	1,462,246
Receivable for investments sold	12,295,371
Receivable for Fund shares sold	68,031
Receivable from Advisor and affiliates	54,067
Prepaid expenses and other assets	44,779
Total Assets	922,850,437
Liabilities:	
Cash overdraft	1,892
Distributions payable	6,117
Payable for investments purchased	8,034,417
Payable for Fund shares redeemed	5,724
Accrued expenses and other payables:	
Payable to Advisor and affiliates	—
Distribution and administrative servicing fee	281,297
Other	81,235
Total Liabilities	8,410,682
Net Assets:	
Paid-in Capital	$ 915,592,645
Accumulated net investment income	139,925
Accumulated net realized gain (loss) from investment transactions	(1,292,815)
Net Assets	$ 914,439,755
Net Assets:	
Institutional Shares	$ 483,485,810
Class A Shares	429,678,458
Class B Shares	1,177,850
Class C Shares	97,637
Select Shares	NA
Preferred Shares	NA
Trust Shares	NA
Total	$ 914,439,755
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value):	
Institutional Shares	484,189,495
Class A Shares	430,301,711
Class B Shares	1,179,647
Class C Shares	97,774
Select Shares	NA
Preferred Shares	NA
Trust Shares	NA
Total	915,768,627
Net Asset Value	
Offering and redemption price per share - Institutional Shares, Class A Shares, Class B Shares, Class C Shares, Select Shares, Preferred Shares and Trust Shares[(a)]	$ 1.00

[(a)] Redemption price per share for Class B Shares and Class C Shares varies by length of time shares are held.

See notes to financial statements.

36

Fifth Third Funds
Statements of Assets and Liabilities
July 31, 2010

Institutional Money Market	Institutional Government Money Market	U.S. Treasury Money Market
$2,721,814,141	$1,368,249,563	$ 582,102,994
547,522,000	710,067,000	853,699,000
3,269,336,141	2,078,316,563	1,435,801,994
–	801	93,855
4,379,824	3,935,911	1,481,410
–	–	–
58,580	128,625	9,882
–	–	–
81,841	76,686	73,381
3,273,856,386	2,082,458,586	1,437,460,522
7,045	–	–
127,493	56,381	18,474
20,026	1,413	17,290,832
351,610	–	2,316
444,869	196,741	110,261
141,458	166,491	125,451
84,998	62,503	47,803
1,177,499	483,529	17,595,137
$3,275,279,173	$2,081,958,984	$1,419,818,594
42,757	32,829	46,791
(2,643,043)	(16,756)	–
$3,272,678,887	$2,081,975,057	$1,419,865,385
$2,826,418,728	$1,654,461,500	$1,144,685,934
NA	NA	NA
NA	NA	NA
NA	NA	NA
104,437,620	57,800,026	9,203,496
123,711,247	237,627,231	188,149,202
218,111,292	132,086,300	77,826,753
$3,272,678,887	$2,081,975,057	$1,419,865,385
2,828,677,134	1,654,475,173	1,144,545,203
NA	NA	NA
NA	NA	NA
NA	NA	NA
104,524,167	57,800,591	9,198,067
123,796,416	237,623,961	188,093,857
218,290,269	132,085,307	77,815,619
3,275,287,986	2,081,985,032	1,419,652,746
$ 1.00	$ 1.00	$ 1.00

See notes to financial statements.

37

Fifth Third Funds
Statements of Operations
For the year ended July 31, 2010

	Prime Money Market
Investment Income:	
Interest income	$ 4,033,904
Dividend income	101,951
Total Income	4,135,855
Expenses:	
Investment advisory fees	4,176,733
Administration fees	1,813,271
Distribution servicing fees - Class A	1,181,763
Distribution servicing fees - Class B	17,532
Distribution servicing fees - Class C	2,300
Administrative servicing fees - Class C	767
Administrative servicing fees - Select Shares	NA
Administrative servicing fees - Preferred Shares	NA
Administrative servicing fees - Trust Shares	NA
Accounting fees	216,303
Registration and filing fees	35,069
Transfer and dividend disbursing agent fees	84,449
Custody fees	41,386
Trustees' fees and expenses	50,231
Professional fees	48,628
Printing expense	51,441
Treasury Guarantee Program expense	84,374
Other expenses	68,380
Total expenses	7,872,627
Less: Waiver and/or reimbursement from Advisor and/or affiliates	(2,692,116)
Distribution/servicing fees waived	(1,191,389)
Fair Fund reimbursement*	(71,662)
Net Expenses	3,917,460
Net Investment Income	218,395
Net realized gains (losses) on investments	(1,099,856)
Change in net assets resulting from operations	$ (881,461)

* See Note 4.

See notes to financial statements.

38

Fifth Third Funds
Statements of Operations
For the year ended July 31, 2010

Institutional Money Market	Institutional Government Money Market	U.S. Treasury Money Market
$ 10,651,540	$ 6,029,202	$ 3,122,631
241,570	112,569	2,949
10,893,110	6,141,771	3,125,580
12,242,870	8,460,755	5,793,805
5,315,597	3,673,176	2,515,392
NA	NA	NA
NA	NA	NA
NA	NA	NA
NA	NA	NA
84,010	64,822	12,571
189,713	462,749	343,989
605,518	360,098	191,364
421,970	324,161	254,353
28,523	25,679	24,818
121,956	92,285	63,492
88,222	66,223	49,464
132,870	101,387	67,130
109,984	84,963	57,258
7,320	1,230	1,374
140,783	83,396	124,611
210,113	166,529	147,226
19,699,449	13,967,453	9,646,847
(12,251,918)	(8,581,505)	(6,241,188)
(338,418)	(559,021)	(532,567)
(1,530)	(10,637)	(32,326)
7,107,583	4,816,290	2,840,766
3,785,527	1,325,481	284,814
(2,560,615)	(10,210)	1,912
$ 1,224,912	$ 1,315,271	$ 286,726

See notes to financial statements.

39

Fifth Third Funds

Statements of Changes in Net Assets

	Prime Money Market	
	Year ended July 31, 2010	Year ended July 31, 2009
Change in Net Assets:		
Operations:		
Net investment income	$ 218,395	$ 17,667,669
Net realized gains (losses) from investment transactions	(1,099,856)	14,024
Change in net assets resulting from operations	(881,461)	17,681,693
Distributions to shareholders from net investment income:		
Institutional Shares	(95,432)	(10,944,254)
Class A Shares	(73,523)	(6,701,724)
Class B Shares	(289)	(16,233)
Class C Shares	(66)	(5,743)
Select Shares	NA	NA
Preferred Shares	NA	NA
Trust Shares	NA	NA
Change in net assets from Fund shareholder distributions	(169,310)	(17,667,954)
Change in net assets from fund share transactions	(348,543,096)	(353,716,571)
Change in net assets	(349,593,867)	(353,702,832)
Net Assets:		
Beginning of period	1,264,033,622	1,617,736,454
End of period	$ 914,439,755	$1,264,033,622
Accumulated net investment income	$ 139,925	$ 88,669

See notes to financial statements.

40

Fifth Third Funds
Statements of Changes in Net Assets

Institutional Money Market		Institutional Government Money Market		U.S. Treasury Money Market	
Year ended July 31, 2010	Year ended July 31, 2009	Year ended July 31, 2010	Year ended July 31, 2009	Year ended July 31, 2010	Year ended July 31, 2009
$ 3,785,527	$ 41,332,428	$ 1,325,481	$ 19,690,441	$ 284,814	$ 10,629,044
(2,560,615)	35,809	(10,210)	(6,545)	1,912	38,452
1,224,912	41,368,237	1,315,271	19,683,896	286,726	10,667,496
(3,619,983)	(34,052,552)	(1,207,219)	(14,141,762)	(203,455)	(8,035,343)
NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA
(63,824)	(1,855,064)	(22,877)	(639,427)	(2,525)	(151,465)
(33,843)	(1,626,668)	(45,882)	(3,062,459)	(33,797)	(2,007,705)
(35,284)	(3,847,827)	(20,766)	(1,872,559)	(11,410)	(439,475)
(3,752,934)	(41,382,111)	(1,296,744)	(19,716,207)	(251,187)	(10,633,988)
166,870,309	184,526,242	(624,768,905)	1,416,187,748	(301,497,587)	(141,261,298)
164,342,287	184,512,368	(624,750,378)	1,416,155,437	(301,462,048)	(141,227,790)
3,108,336,600	2,923,824,232	2,706,725,435	1,290,569,998	1,721,327,433	1,862,555,223
$3,272,678,887	$3,108,336,600	$2,081,975,057	$2,706,725,435	$1,419,865,385	$1,721,327,433
$ 42,757	$ 6,520	$ 32,829	$ 1,706	$ 46,791	$ 8,158

See notes to financial statements.

41

Fifth Third Funds

Statements of Changes in Net Assets, continued — Fund Share Transactions

	Prime Money Market	
	Year ended July 31, 2010	Year ended July 31, 2009
*Share Transactions:**		
Institutional Shares		
Shares issued	735,171,371	1,447,894,942
Dividends reinvested	19,565	1,686,958
Shares redeemed	(974,185,002)	(1,619,326,625)
Total Institutional Shares	(238,994,066)	(169,744,725)
Class A Shares		
Shares issued	263,030,812	764,807,283
Dividends reinvested	74,532	6,683,342
Shares redeemed	(370,474,843)	(955,422,760)
Total Class A Shares	(107,369,499)	(183,932,135)
Class B Shares		
Shares issued	85,295	2,738,356
Dividends reinvested	106	6,012
Shares redeemed	(1,507,739)	(2,534,090)
Total Class B Shares	(1,422,338)	210,278
Class C Shares		
Shares issued	263,595	525,511
Dividends reinvested	54	5,421
Shares redeemed	(1,020,842)	(778,744)
Total Class C Shares	(757,193)	(247,812)
Select Shares		
Shares issued	NA	NA
Dividends reinvested	NA	NA
Shares redeemed	NA	NA
Total Select Shares	NA	NA
Preferred Shares		
Shares issued	NA	NA
Dividends reinvested	NA	NA
Shares redeemed	NA	NA
Total Preferred Shares	NA	NA
Trust Shares		
Shares issued	NA	NA
Dividends reinvested	NA	NA
Shares redeemed	NA	NA
Total Trust Shares	NA	NA

* Share transactions are at a Net Asset Value of $1.00 per share.

See notes to financial statements.

42

Fifth Third Funds
Statements of Changes in Net Assets, continued — Fund Share Transactions

	Institutional Money Market		Institutional Government Money Market		U.S. Treasury Money Market	
	Year ended July 31, 2010	Year ended July 31, 2009	Year ended July 31, 2010	Year ended July 31, 2009	Year ended July 31, 2010	Year ended July 31, 2009
	10,016,269,183	9,060,498,809	6,096,647,083	7,559,025,399	2,447,810,948	6,355,929,792
	2,002,992	17,780,796	334,770	5,501,119	58,606	2,299,091
	(9,697,385,018)	(8,950,954,448)	(6,500,769,886)	(6,287,174,892)	(2,608,544,405)	(6,269,946,880)
	320,887,157	127,325,157	(403,788,033)	1,277,351,626	(160,674,851)	88,282,003
	NA	NA	NA	NA	NA	NA
	NA	NA	NA	NA	NA	NA
	NA	NA	NA	NA	NA	NA
	NA	NA	NA	NA	NA	NA
	NA	NA	NA	NA	NA	NA
	NA	NA	NA	NA	NA	NA
	NA	NA	NA	NA	NA	NA
	NA	NA	NA	NA	NA	NA
	NA	NA	NA	NA	NA	NA
	NA	NA	NA	NA	NA	NA
	NA	NA	NA	NA	NA	NA
	NA	NA	NA	NA	NA	NA
	794,136,313	683,983,020	223,015,773	405,884,053	23,183,418	84,816,976
	37,747	1,126,119	16,628	527,291	558	18,697
	(807,093,921)	(678,077,650)	(278,607,436)	(336,828,569)	(38,723,636)	(80,625,209)
	(12,919,861)	7,031,489	(55,575,035)	69,582,775	(15,539,660)	4,210,464
	597,958,321	1,039,110,858	1,416,373,303	1,358,825,001	594,674,314	1,413,978,909
	29,525	1,346,050	29,020	2,253,571	11,484	376,100
	(639,995,122)	(996,138,746)	(1,555,576,724)	(1,230,271,195)	(701,597,658)	(1,600,213,299)
	(42,007,276)	44,318,162	(139,174,401)	130,807,377	(106,911,860)	(185,858,290)
	260,278,523	374,533,003	212,748,036	331,577,993	300,468,376	381,149,029
	4,042	392,015	4,410	279,933	—	423
	(359,372,276)	(369,074,072)	(238,983,882)	(393,411,663)	(318,839,592)	(429,043,815)
	(99,089,711)	5,850,946	(26,231,436)	(61,553,737)	(18,371,216)	(47,894,363)

See notes to financial statements.

43

Fifth Third Funds

Financial Highlights, continued

(For a share of beneficial interest outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/ (Losses) from Investments	Less Distributions to Shareholders
Institutional Money Market				
Institutional Shares				
Year ended 7/31/10	$1.00	–^Δ	–^	–^
Year ended 7/31/09	$1.00	0.01Δ	–^	(0.01)
Year ended 7/31/08	$1.00	0.04Δ	–^	(0.04)
Year ended 7/31/07	$1.00	0.05Δ	–^	(0.05)
Year ended 7/31/06	$1.00	0.04	–	(0.04)
Institutional Money Market				
Select Shares				
Year ended 7/31/10	$1.00	–^Δ	–^	–^
Year ended 7/31/09	$1.00	0.01Δ	–^	(0.01)
Year ended 7/31/08	$1.00	0.04Δ	–^	(0.04)
Year ended 7/31/07	$1.00	0.05Δ	–^	(0.05)
Year ended 7/31/06	$1.00	0.04	–	(0.04)
Institutional Money Market				
Preferred Shares				
Year ended 7/31/10	$1.00	–^Δ	–^	–^
Year ended 7/31/09	$1.00	0.01Δ	–^	(0.01)
Year ended 7/31/08	$1.00	0.04Δ	–^	(0.04)
Year ended 7/31/07	$1.00	0.05Δ	–^	(0.05)
Year ended 7/31/06	$1.00	0.04	–	(0.04)
Institutional Money Market				
Trust Shares				
Year ended 7/31/10	$1.00	–^Δ	–^	–^
Year ended 7/31/09	$1.00	0.01Δ	–^	(0.01)
Year ended 7/31/08	$1.00	0.04Δ	–^	(0.04)
Year ended 7/31/07	$1.00	0.05Δ	–^	(0.05)
Year ended 7/31/06	$1.00	0.04	–	(0.04)

See notes to financial highlights and notes to financial statements.

46

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

		Ratios/Supplemental Data			
Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000's)	Ratios of Expenses to Average Net Assets (a)	Ratios of Expenses to Average Net Assets (b)	Ratios of Net Investment Income to Average Net Assets
$1.00	0.14%	$2,826,419	0.62%Ω	0.21%Ω	0.14%
$1.00	1.53%	$2,507,708	0.64%Ω	0.24%Ω	1.45%
$1.00	3.96%	$2,380,397	0.64%	0.21%	3.82%
$1.00	5.27%	$1,687,392	0.64%	0.21%	5.14%
$1.00	4.30%	$1,263,609	0.65%	0.21%	4.25%
$1.00	0.06%	$ 104,438	0.70%Ω	0.29%Ω†	0.06%
$1.00	1.45%	$ 117,441	0.72%Ω	0.32%Ω	1.48%
$1.00	3.87%	$ 110,410	0.73%	0.29%	3.47%
$1.00	5.19%	$ 59,901	0.72%	0.28%	5.07%
$1.00	4.22%	$ 35,579	0.73%	0.29%	4.16%
$1.00	0.02%	$ 123,711	0.77%Ω	0.33%Ω†	0.03%
$1.00	1.38%	$ 165,806	0.79%Ω	0.39%Ω	1.32%
$1.00	3.80%	$ 121,489	0.79%	0.36%	3.66%
$1.00	5.12%	$ 87,627	0.79%	0.35%	5.00%
$1.00	4.15%	$ 98,263	0.81%	0.36%	4.21%
$1.00	0.01%	$ 218,111	0.87%Ω	0.34%Ω†	0.01%
$1.00	1.28%	$ 317,382	0.89%Ω	0.49%Ω†	1.26%
$1.00	3.70%	$ 311,528	0.89%	0.46%	3.60%
$1.00	5.01%	$ 230,909	0.89%	0.45%	4.90%
$1.00	4.04%	$ 160,782	0.91%	0.46%	4.18%

See notes to financial highlights and notes to financial statements.

47

Fifth Third Funds
Notes to Financial Highlights

(a) Before waivers and reimbursements.

(b) Net of waivers and reimbursements.

^ Amount is less than $0.005.

Δ Average shares method used in calculation.

@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation on Citi (formerly BISYS Fund Services), a former service provider to the Funds. See Note 4 in Notes to Financial Statements for further information. *Net Investment* Income per share in these Financial Highlights includes the impact of this payment however the amount per share is less than $.005. The Funds distributed the income related to this payment after July 31, 2007. This payment into the Funds had no impact on total return for the year ended July 31, 2007.

Ω Includes expense for the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds. This expense was borne by the Funds without regard to any expense limitation then in effect.

	Year ended 7/31/2010	Year ended 7/31/2009
Prime Money Market	0.01%	0.04%
Institutional Money Market	—^	0.03%
Institutional Government Money Market	—^	0.02%
U.S. Treasury Money Market	0.01%	0.04%

^ Amount is less than 0.005%

† The Advisor waived additional expenses to maintain a competitive yield as follows:

	Year ended 7/31/2010	Year ended 7/31/2009
Prime Money Market		
Institutional Shares	0.17%	—
Class A Shares	0.42%	0.02%
Class B Shares	1.15%	0.29%
Class C Shares	1.10%	0.27%
Institutional Money Market		
Select Shares	—^	—
Preferred Shares	0.03%	—
Trust Shares	0.12%	—^
Institutional Government Money Market		
Institutional Shares	—^	—
Select Shares	0.03%	—
Preferred Shares	0.08%	0.01%
Trust Shares	0.19%	0.01%
US Treasury Money Market		
Institutional Shares	0.02%	—
Select Shares	0.09%	—^
Preferred Shares	0.17%	0.01%
Trust Shares	0.27%	0.04%

^ Amount is less than 0.005%

See notes to financial statements.

52

Fifth Third Funds
Notes to Financial Statements
July 31, 2010

(1) Organization

Fifth Third Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust consists of twenty-four separate investment portfolios.

The accompanying financial statements and notes relate only to the following series of the Trust, each of which is diversified (individually a "Fund" and collectively the "Funds").

Fund Name

Fifth Third Prime Money Market Fund ("Prime Money Market")
Fifth Third Institutional Money Market Fund ("Institutional Money Market")
Fifth Third Institutional Government Money Market Fund ("Institutional Government Money Market")
Fifth Third U.S. Treasury Money Market Fund ("U.S. Treasury Money Market")

Institutional Money Market, Institutional Government Money Market and U.S. Treasury Money Market have four classes of shares: Institutional, Select, Preferred and Trust shares. Prime Money Market has four classes of shares: Institutional, Class A, Class B and Class C shares. Prime Money Market's Class B shares are closed for purchases as of this report date. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Class C, Select, Preferred and Trust shares, distribution services fees paid by Class A, Class B, and Class C shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

(2) Significant Accounting Policies

53

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2010

amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

Securities Valuation — All investments in securities are recorded at their estimated fair value as described in Note 9.

Securities Transactions and Related Income — Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, amortization of premium or accretion of discount. Dividend or capital gain distributions from investment company securities are recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Other — Expenses directly attributable to a Fund are charged to the Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds based on their relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses specifically related to that class, such as administrative services and/or distribution servicing fees.

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly and distributable net realized gains, if any, are declared and distributed at least annually. Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses. To the extent distributions would exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not

54

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2010

require reclassifications. Accordingly, at July 31, 2010, reclassifications were recorded as follows:

	Increase (Decrease) Accumulated Net Investment Income (Loss)	Increase (Decrease) Accumulated Net Realized Gain (Loss)	Increase (Decrease) Paid-in-Capital
Prime Money Market	$2,171	$ —	$(2,171)
Institutional Money Market	3,644	—	(3,644)
Institutional Government Money Market	2,386	—	(2,386)
U.S. Treasury Money Market	5,006	(1,912)	(3,094)

Federal Taxes — It is the intention of each Fund to continue to qualify as a regulated investment company by complying with Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income or excise taxes has been made.

At July 31, 2010, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds' U.S. tax returns filed for the fiscal years from 2007-2009, no examinations are in progress or anticipated as of this report date. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(3) Securities and Other Investments

Repurchase Agreements — The Funds may enter into repurchase agreements only with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor") to be creditworthy. It is the policy of the Funds to require the custodian or sub-custodian bank to take possession or have legally segregated in the Federal Reserve Book Entry System, all securities segregated as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each

55

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2010

repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the relevant repurchase agreement transaction. Risks may arise from the potential inability or unwillingness of counterparties to honor the terms of a repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities. See Notes to Schedules of Investments.

(4) Related Party Transactions

Investment Advisory Fee — FTAM is the Funds' investment advisor. FTAM, a wholly owned subsidiary of Fifth Third Bank, is an indirect subsidiary of Fifth Third Bancorp, a publicly traded financial services company. The advisory agreement between the Funds and the Advisor provides for an annual fee equal to .40% of each Fund's average daily net assets. The Advisor may voluntarily choose to waive any portion of its fee. The Advisor can modify or terminate the voluntary waiver at any time at its sole discretion.

For the twelve months ended July 31, 2010, the Advisor voluntarily waived the following fees:

Fund	Advisor Fee Waiver
Prime Money Market Fund	$ 798,243
Instititional Money Market Fund	$9,182,153
Instititional Government Money Market Fund	$6,346,374
U.S. Treasury Money Market Fund	$4,359,028

Administration Fee — FTAM is the Trust's administrator (the "Administrator") and generally assists in all aspects of the Trust's administration and operations including providing the Funds with certain administrative personnel and services necessary to operate the Funds. The Administrator receives administration fees at the annual rates shown below which are computed daily on average daily net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets.

Administration Fee	Trust Average Daily Net Assets
0.20%	Up to $1 billion
0.18%	In excess of $1 billion up to $2 billion
0.17%	In excess of $2 billion

56

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2010

An annual fee of $10,000 per class, per Fund applies beyond the first four classes per Fund. Each Fund that commences operations after September 18, 2002 is subject to an annual $20,000 minimum fee. The Administrator may voluntarily choose to waive any portion of its fee. The Administrator can modify or terminate the voluntary waiver at any time at its sole discretion.

For the twelve months ended July 31, 2010, FTAM waived the following administration fees:

Fund	Administration Fee Waivers
Prime Money Market Fund	$1,781,916
Institutional Money Market Fund	$2,142,502
Institutional Government Money Market Fund	$ 978,234
U.S. Treasury Money Market Fund	$1,743,402

Expense Limitations — In its capacity as Advisor and Administrator, FTAM has entered into a contractual expense limitation agreement with the Funds. Under the terms of the expense limitation agreement, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the specified expense limit for the Fund, the excess amount will be borne by FTAM. If the operating expenses are less than the specified expense limit for the Fund, FTAM shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the period for the 13 months commencing November 2, 2009). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this plan in the fiscal year, does not cause the Fund to exceed the contractual expense limitation. Due to the possibility of changes in market conditions and other factors FTAM may voluntarily waive additional expenses beyond its contractual obligation. There can be no assurance that the level of waivers, reimbursements and reduction of Fund expenses reflected in the financial highlights will be maintained in the future. All waivers not recovered at the end of the period expire on November 26, 2010. The

57

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2010

Funds' contractual class expense limitations and Reimbursement Recoverable as of this report date are as follows:

	Class Expense Limitations*							
Fund	**Institutional**	**A**	**B**	**C**	**Select**	**Preferred**	**Trust**	**Reimbursement Recoverable****
Prime Money Market	0.54%	0.79%	1.54%	1.54%	NA	NA	NA	$ 635,459
Institutional Money Market	0.21%	NA	NA	NA	0.29%	0.36%	0.46%	$9,001,704
Institutional Government Money Market	0.21%	NA	NA	NA	0.29%	0.36%	0.46%	$6,002,884
U.S. Treasury Money Market	0.21%	NA	NA	NA	0.29%	0.36%	0.46%	$4,254,225

* The annual limitations shown include 12b-1 or administrative services fees and are contractual.

** The cumulative amounts waived and/or reimbursed which may be potentially recoverable by FTAM under the expense limitation agreements for the period from November 2, 2009 through July 31, 2010.

The dollar amounts of the other contractual expense reimbursements, excluding accounting and administration waivers discussed separately in this Note, were $111,957 for Prime Money Market, $927,263 for Institutional Money Market, $1,256,897 for Institutional Government Money Market and $138,758 for U.S. Treasury Money Market for the year ended July 31, 2010.

Accounting Fees — FTAM is the Funds' accounting agent. FTAM receives accounting fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per Fund annual minimum, plus out-of-pocket expenses.

Accounting Fee	Fund Average Daily Net Assets
0.020%	Up to $500 million
0.015%	In excess of $500 million up to $1 billion
0.010%	In excess of $1 billion

In addition, a $10,000 annual flat per class, per fund fee applies beyond the initial class of shares.

Distribution and/or Servicing Fees, Waivers — The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. FTAM Funds Distributor, Inc. is the Trust's distributor/principal underwriter (the "Distributor"). Under the terms of the Plan, the Funds will compensate the Distributor from the net assets of the Funds' Class A, Class B and Class C shares to finance activities intended to result in the sales of each Fund's shares. The Plan provides that the Funds will incur fees accrued

58

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2010

daily and paid monthly to the Distributor at annual rates up to or equal to that shown below based on average daily net assets of the respective classes in the Plan.

Class	Distribution/Servicing Fee
Class A	0.25%
Class B	1.00%
Class C	0.75%

The Distributor may voluntarily choose to waive and/or reimburse a portion of its fee. The Distributor can modify or terminate the voluntary waiver/reimbursement at any time at its sole discretion. The Distributor voluntarily waived fees of $1,190,623 in Prime Money Market during the period.

In addition, the Distributor earned contingent deferred sales commissions (CDSC) on certain redemptions of Class A, B and C shares (all of which is paid to the finance agent who financed advance commissions, as applicable, on sales of these shares). FTAM is the Class A and C advance commission finance agent. For the twelve months ended July 31, 2010, FTAM earned $8,601 in CDSC fees for the Trust. Affiliates of FTAM earned reallowed 12b-1 distribution/servicing fees as well as administrative servicing fees (see below) of $1,488,225 from the Trust for the period ended as of the report date.

Administrative Servicing Fee — The Trust has a Shareholder Servicing Plan with the Distributor with respect to Class C, Select, Preferred and Trust shares. Under the Agreement, certain administrative services, including those relating to the maintenance of shareholder accounts were provided to these shareholders during the year. The Distributor, as well as other financial institutions (which may include affiliates of the Advisor) receives fees computed at annual rates up to those shown below, based on average daily net assets of the respective classes.

Class	Administrative Servicing Fee
Class C	0.25%
Select	0.08%
Preferred	0.15%
Trust	0.25%

The Distributor may voluntarily choose to waive and/or reimburse a portion of its fee. The Distributor can modify or terminate this voluntary wavier/reimbursement at any time at its sole discretion.

59

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2010

For the twelve months ended July 31, 2010, the Distributor waived the following administrative servicing fees:

Fund	Administrative Service Fee Waivers
Prime Money Market Fund	$ 766
Instititional Money Market Fund	$338,418
Instititional Government Money Market Fund	$559,021
U.S. Treasury Money Market Fund	$532,567

Transfer and Dividend Disbursing Agent — Pursuant to a Services Agreement with the Trust dated May 14, 2007, FTAM provides certain services on behalf of the Trust. Under this agreement, FTAM's fees are paid monthly and are accrued daily based upon each Fund of the Trust's relative average daily net assets, at the aggregate annual amount of $370,000. FTAM earned $370,000 from the Trust in service fees for the period ended as of this report date.

Other — Certain officers of the Trust are also officers of FTAM and/or its affiliates. Certain non-principal officers of the Trust are also employees of the Trust's custodian bank, State Street Bank and Trust Company ("State Street"). None of these officers are paid any fees by the Trust.

The Trust reimbursed FTAM for fees paid to a third party in connection with the negotiation of a new custody agreement. For the year ended July 31, 2010, the fees were $5,082. The fees were allocated to each Fund based on actual expenses incurred by the Fund.

Payments by Affiliates — Citi(formerly BISYS Fund Services, Inc. ("Citi")), which formerly provided various services to the Trust, reached a settlement and entered into an order (the "Order") with the Securities and Exchange Commission ("SEC") regarding the SEC's investigation of Citi's past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Neither the Trust nor FTAM was a party to the Order, nor is the Trust or FTAM bound by the Order or its findings. It is unclear the extent to which the Trust, FTAM and certain of its former service providers are or may be affected by the SEC's investigation of BISYS or by the Order. In response to the SEC's inquiries related to this matter, including those of the Trust's former service arrangements with Citi, FTAM made a one time contribution of money to certain Funds of the Trust during the year ended July 31, 2007. The affected Funds and the amounts paid to such Funds were determined based on various factors such as certain Fund expenses during 1999 through 2001 as well as the applicable Funds' net assets during this time period. The amount credited to each

60

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2010

class of the applicable Funds was determined according to the relative net assets of such classes on the date the amounts were recognized. The amounts were allocated among the components of net assets for the fiscal year ended July 31, 2007 for each applicable Fund based upon its character for federal income tax purposes. The total returns for the year ended July 31, 2007 for each class of the applicable Funds would not have changed had the payments not been made; see the Notes to Financial Highlights.

In July 2010, certain funds received a one-time payment from the BISYS Fair Fund (a fund established pursuant to a settlement between the SEC and BISYS Fund Services, Inc. that requires, among other things, a distribution of settlement monies from the fair fund to benefit affected mutual funds). Receipt of these payments is shown as a reduction of total expenses on the Statement of Operations. The impact of these payments is not reflected in the net expense ratios in the Financial Highlights. The impact to the net expense ratios and total return was not significant.

(5) Line of Credit

As of February 1, 2008, the Funds of the Trust have an uncommitted, unsecured line of credit facility with State Street. Under the terms of the agreement, which is renewable annually, the Funds of the Trust may borrow up to $100 million in the aggregate. The purpose of the facility generally is to borrow funds if necessary to meet temporary or emergency cash needs, including to fund redemption requests that might otherwise require the untimely disposition of securities. Borrowings may not exceed 33 1/3% of a Fund's net assets and must be repaid within 60 days. Drawn loans will be priced at a bid rate, though, in any event, not less than a fixed rate plus a spread determined by State Street. There were no borrowings against the line of credit during the fiscal year ended July 31, 2010.

(6) Federal Tax Information

The tax character of distributions paid during the fiscal years ended July 31, 2010 and 2009 was as follows:

	Ordinary Income Distributions	
	July 31, 2010	July 31, 2009
Prime Money Market	$ 169,310	$17,667,954
Institutional Money Market	3,752,934	41,382,111
Institutional Government Money Market	1,296,744	19,716,207
U.S. Treasury Money Market	251,187	10,633,988

61

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2010

As of July 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Total Accumulated Earnings/ (Deficit)
Prime Money Market	$137,676	$(1,290,566)	$(1,152,890)
Institutional Money Market	42,814	(2,643,100)	(2,600,286)
Institutional Government Money Market	33,561	(17,488)	16,073
U.S. Treasury Money Market	46,791	–	46,791

As of July 31, 2010, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by U.S. Treasury regulations:

	Expiration Year					
	2014	2015	2016	2017	2018	Total
Prime Money Market	$92,314	$–	$–	$100,645	$9,872	$202,831
Institutional Money Market	696	–	–	81,732	25,057	107,485
Institutional Government Money Market	–	–	–	–	16,755	16,755

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2010, the following Funds deferred to August 1, 2010 post October capital losses of:

	Capital Losses
Prime Money Market	$1,089,984
Institutional Money Market	2,535,558

(7) Market and Credit Risk

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds' exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Funds' Statements of Assets and Liabilities.

62

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2010

(8) Guarantees and Indemnifications

Under the Trust's organizational documents, its Officers and Board of Trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for the general indemnification of Trustees and Officers. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

(9) Securities Valuations

As described in Note 2, the Funds use various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

63

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2010

The Funds' policy is to recognize transfers between levels at the end of the reporting period.

(10) Fair Value Measurements

A description of the valuation techniques applied to the Funds' major categories of assets and liabilities measured at fair value on a recurring basis follows.

Short term notes — Investments of the Funds are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is accreted or amortized on a constant basis to the maturity of the security. To the extent the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy.

Open-end investment companies — Investments are valued at net asset value as reported by such investment companies and are categorized as level 1.

The following is a summary of the fair value hierarchy according to the inputs used as of July 31, 2010 in valuing the Funds' assets and liabilities:

	Fair Value Measurement at 7/31/2010 using			
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 7/31/10
Prime Money Market				
Assets				
Corporate Bonds	$ –	$ 94,196,886	$–	$ 94,196,886
Municipal Bonds	–	8,027,920	–	8,027,920
U.S. Government Agencies	–	113,009,197	–	113,009,197
U.S. Treasury Obligations	–	5,007,683	–	5,007,683
Certificates of Deposit	–	40,000,724	–	40,000,724
Commercial Paper	–	180,794,054	–	180,794,054
Demand Notes	–	56,049,000	–	56,049,000
Municipal Demand Notes	–	260,488,000	–	260,488,000
Money Markets	31,847,479	–	–	31,847,479
Repurchase Agreements	–	119,505,000	–	119,505,000
Total	$31,847,479	$877,078,464	$–	$908,925,943

64

Fifth Third Funds

Notes to Financial Statements, continued

July 31, 2010

	Fair Value Measurement at 7/31/2010 using			
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 7/31/10
Institutional Money Market				
Assets				
Corporate Bonds	$ –	$ 229,183,439	$–	$ 229,183,439
U.S. Government Agencies	–	364,076,371	–	364,076,371
U.S. Treasury Obligations	–	10,015,365	–	10,015,365
Certificates of Deposit	–	289,602,443	–	289,602,443
Commercial Paper	–	706,967,545	–	706,967,545
Demand Notes	–	124,605,000	–	124,605,000
Municipal Demand Notes	–	868,542,000	–	868,542,000
Money Markets	128,821,978	–	–	128,821,978
Repurchase Agreements	–	547,522,000	–	547,522,000
Total	$128,821,978	$3,140,514,163	$–	$3,269,336,141
Institutional Government Money Market				
Assets				
Corporate Bonds	$ –	$ 46,387,920	$–	$ 46,387,920
Mortgage-Backed Securities	–	69,087,713	–	69,087,713
U.S. Government Agencies	–	1,237,358,374	–	1,237,358,374
U.S. Treasury Obligations	–	5,007,683	–	5,007,683
Money Markets	10,407,873	–	–	10,407,873
Repurchase Agreements	–	710,067,000	–	710,067,000
Total	$ 10,407,873	$2,067,908,690	$–	$2,078,316,563
U.S. Treasury Money Market				
Assets				
Corporate Bonds	$ –	$ 125,183,511	$–	$ 125,183,511
U.S Government Agencies	–	30,000,000	–	30,000,000
U.S. Treasury Bills	–	229,901,293	–	229,901,293
U.S. Treasury Notes	–	195,736,113	–	195,736,113
Money Markets	1,282,077	–	–	1,282,077
Repurchase Agreements	–	853,699,000	–	853,699,000
Total	$ 1,282,077	$1,434,519,917	$–	$1,435,801,994

There were no transfers between level 1 and level 2 during the period. The Funds did not have level 3 holdings at the beginning or end of the period ended July 31, 2010.

65

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2010

(11) U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds

The Funds entered into a Guarantee Agreement with the U.S. Department of the Treasury (the "Treasury") to participate in the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). Subject to certain conditions and limitations, in the event that the per share value of a Fund fell below $0.995 and the Fund liquidates its holdings, the Program would provide coverage to Shareholders in the Fund for up to $1.00 per share for the lesser of either the number of shares the investor held in the Fund at the close of business on September 19, 2008 or the number of shares the investor held the date the per share value fell below $0.995. Any increase in the number of shares an investor holds after the close of business on September 19, 2008 will not be covered by the Program. In addition, if an investor closes his or her account with a Fund or broker-dealer, any future investment in the Fund will not be guaranteed. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was extended by the Treasury until September 18, 2009. Participation in the initial term and the extended Program required a payment to the Treasury of 0.01% and 0.015%, respectively, multiplied by the number of each Fund's shares outstanding as of September 19, 2008 (valued at $1.00 per share). This expense was borne by the Funds without regard to any expense limitation in effect during the period.

(12) Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds' financial statements.

66

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Fifth Third Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fifth Third Prime Money Market Fund, Fifth Third Institutional Money Market Fund, Fifth Third Institutional Government Money Market Fund and Fifth Third U.S. Treasury Money Market Fund (four series of Fifth Third Funds, hereafter referred to as the "Funds") at July 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
September 22, 2010

67

AdvisorOne Funds Annual Report

Supplemental Information (Unaudited) (Continued)

April 30, 2011

Financial Statements of Underlying Fund

As discussed in Note 8 to the financial statements of the AdvisorOne Enhanced Income Fund, the following pages will include the financial statements of the aforementioned underlying fund, the SPDR S&P 500 ETF Trust (the “Portfolio”).  The pages have been extracted from the latest audited annual report published for the Portfolio, dated September 30, 2010.   The full report of the SPDR S&P 500 ETF Trust, along with the report of the independent registered public accounting firm is included in the SPDR S&P 500 ETF Trusts’ N-30D filing dated November 30, 2010, available at ‘www.sec.gov’.  Only data presented for the SPDR S&P 500 ETF Trust is pertinent to the overall review of the financial statements of the AdvisorOne Enhanced Income Fund.

SPDR S&P 500 ETF Trust
Schedule of Investments
September 30, 2010

Common Stocks	Shares	Value

3M Co.	5,384,706	$466,907,857
Abbott Laboratories	11,656,468	608,933,888
Abercrombie & Fitch Co. (Class A)	667,532	26,247,358
ACE, Ltd.	2,541,504	148,042,608
Adobe Systems, Inc.*	3,976,197	103,977,552
Advanced Micro Devices, Inc.*	4,273,001	30,381,037
Aetna, Inc.	3,151,222	99,610,127
AFLAC, Inc.	3,546,962	183,413,405
Agilent Technologies, Inc.*	2,629,171	87,735,436
Air Products & Chemicals, Inc.	1,603,816	132,828,041
Airgas, Inc.	560,054	38,055,669
AK Steel Holding Corp.	831,883	11,488,304
Akamai Technologies, Inc.*	1,371,565	68,825,132
Alcoa, Inc.	7,712,586	93,399,416
Allegheny Energy, Inc.	1,280,302	31,393,005
Allegheny Technologies, Inc.	743,164	34,519,968
Allergan, Inc.	2,322,128	154,491,176
Altera Corp.	2,278,473	68,718,746
Altria Group, Inc.	15,726,714	377,755,670
Amazon.com, Inc.*	2,675,555	420,222,668
Ameren Corp.	1,799,624	51,109,322
American Electric Power Co., Inc.	3,617,357	131,056,844
American Express Co.	7,865,760	330,597,893
American International Group, Inc.*	1,019,778	39,873,320
American Tower Corp. (Class A)*	3,046,810	156,179,481
Ameriprise Financial, Inc.	1,895,254	89,702,372
AmerisourceBergen Corp.	2,134,233	65,435,584
Amgen, Inc.*	7,233,877	398,658,961
Amphenol Corp. (Class A)	1,311,398	64,232,274
Anadarko Petroleum Corp.	3,736,361	213,159,395
Analog Devices, Inc.	2,251,292	70,645,543
Aon Corp.	2,034,345	79,563,233
Apache Corp.	2,752,803	269,114,021
Apartment Investment & Management Co. (Class A)	882,191	18,861,244
Apollo Group, Inc. (Class A)*	950,100	48,787,635
Apple, Inc.*	6,902,640	1,958,624,100
Applied Materials, Inc.	10,145,568	118,500,234
Archer-Daniels-Midland Co.	4,856,445	155,017,724
Assurant, Inc.	803,280	32,693,496
AT&T, Inc.	44,621,968	1,276,188,285
Autodesk, Inc.*	1,732,528	55,388,920
Automatic Data Processing, Inc.	3,714,066	156,102,194
AutoNation, Inc.*	471,409	10,960,259
Autozone, Inc.*	220,753	50,532,569
AvalonBay Communities, Inc.	627,273	65,192,483
Avery Dennison Corp.	834,422	30,973,745
Avon Products, Inc.	3,235,913	103,905,166
Baker Hughes, Inc.	3,240,059	138,026,513
Ball Corp.	697,564	41,051,641
Bank of America Corp.	75,763,287	993,256,693
Baxter International, Inc.	4,411,239	210,460,213
BB&T Corp.	5,226,925	125,864,354
Becton, Dickinson & Co.	1,762,928	130,632,965
Bed Bath & Beyond, Inc.*	1,988,307	86,312,407
Bemis Co., Inc.	824,842	26,188,734
Berkshire Hathaway, Inc. (Class B) *	13,088,808	1,082,182,645
Best Buy Co., Inc.	2,613,576	106,712,308
Big Lots, Inc.*	606,676	20,171,977
Biogen Idec, Inc.*	1,827,022	102,532,475
BMC Software, Inc.*	1,370,917	55,494,720
Boston Properties, Inc.	1,050,611	87,326,786
Boston Scientific Corp.*	11,453,960	70,212,775
Bristol-Myers Squibb Co.	12,986,146	352,054,418
Broadcom Corp. (Class A)	3,389,689	119,961,094
Brown-Forman Corp. (Class B)	782,602	48,239,587
C.H. Robinson Worldwide, Inc.	1,252,582	87,580,533
C.R. Bard, Inc.	717,874	58,456,480
CA, Inc.	2,949,611	62,295,784
Cabot Oil & Gas Corp.	785,573	23,653,603
Cameron International Corp.*	1,845,117	79,266,226
Campbell Soup Co.	1,413,415	50,529,586
Capital One Financial Corp.	3,448,880	136,403,204
Cardinal Health, Inc.	2,649,675	87,545,262
CareFusion Corp.*	1,684,711	41,848,221
CarMax, Inc.*	1,685,290	46,952,179
Carnival Corp.	3,270,422	124,962,825
Caterpillar, Inc.	4,740,508	372,983,169
CB Richard Ellis Group, Inc. (Class A)*	2,192,994	40,087,930
CBS Corp. (Class B)	5,136,511	81,465,064
Celgene Corp.*	3,480,172	200,492,709
CenterPoint Energy, Inc.	3,144,727	49,435,108
CenturyLink, Inc.	2,269,699	89,562,323
Cephalon, Inc.*	567,606	35,441,319
Cerner Corp.*	516,013	43,339,932
CF Industries Holdings, Inc.	536,432	51,229,256
Chesapeake Energy Corp.	4,917,094	111,372,179
Chevron Corp.	15,168,246	1,229,386,338
Chubb Corp.	2,372,949	135,234,364
CIGNA Corp.	2,089,037	74,745,744
Cincinnati Financial Corp.	1,231,286	35,522,601
Cintas Corp.	993,994	27,384,535
Cisco Systems, Inc.*	43,127,979	944,502,740
Citigroup, Inc.*	179,795,747	701,203,413
Citrix Systems, Inc.*	1,402,721	95,721,681
Cliffs Natural Resources, Inc.	1,023,500	65,422,120
Clorox Co.	1,064,385	71,058,343

See accompanying notes to financial statements.

SPDR S&P 500 ETF Trust
Schedule of Investments (continued)
September 30, 2010

Common Stocks	Shares	Value

CME Group, Inc.	508,333	$132,395,330
CMS Energy Corp.	1,736,898	31,298,902
Coach, Inc.	2,244,723	96,433,300
Coca-Cola Enterprises, Inc.	2,456,878	76,163,218
Cognizant Technology Solutions Corp. (Class A)*	2,261,565	145,803,096
Colgate-Palmolive Co.	3,670,370	282,104,638
Comcast Corp. (Class A)	21,198,032	383,260,419
Comerica, Inc.	1,331,437	49,462,885
Computer Sciences Corp.	1,165,007	53,590,322
Compuware Corp.*	1,699,589	14,497,494
ConAgra Foods, Inc.	3,365,849	73,846,727
ConocoPhillips	11,204,779	643,490,458
CONSOL Energy, Inc.	1,704,466	62,997,063
Consolidated Edison, Inc.	2,129,399	102,679,620
Constellation Brands, Inc. (Class A)*	1,334,429	23,606,049
Constellation Energy Group, Inc.	1,520,712	49,027,755
Corning, Inc.	11,788,649	215,496,504
Costco Wholesale Corp.	3,329,876	214,743,703
Coventry Health Care, Inc.*	1,118,119	24,073,102
CSX Corp.	2,865,155	158,500,375
Cummins, Inc.	1,515,090	137,236,852
CVS Caremark Corp.	10,276,616	323,405,106
D.R. Horton, Inc.	2,091,669	23,259,359
Danaher Corp.	4,045,208	164,275,897
Darden Restaurants, Inc.	1,061,273	45,401,259
DaVita, Inc.*	784,341	54,143,059
Dean Foods Co.*	1,371,968	14,007,793
Deere & Co.	3,207,989	223,853,472
Dell, Inc.*	12,772,640	165,533,414
Denbury Resources, Inc.*	3,015,738	47,920,077
DENTSPLY International, Inc.	1,105,893	35,355,399
Devon Energy Corp.	3,283,082	212,546,729
DeVry, Inc.	467,881	23,024,424
Diamond Offshore Drilling, Inc.	524,491	35,544,755
DIRECTV*	6,536,534	272,115,910
Discover Financial Services	4,107,915	68,520,022
Discovery Communications, Inc. (Class A)*	2,147,881	93,540,218
Dominion Resources, Inc.	4,448,893	194,238,668
Dover Corp.	1,410,117	73,622,209
Dr. Pepper Snapple Group, Inc.	1,802,832	64,036,593
DTE Energy Co.	1,272,249	58,434,397
Duke Energy Corp.	9,919,334	175,671,405
Dun & Bradstreet Corp.	380,996	28,247,043
E*TRADE Financial Corp.*	1,498,229	21,784,250
E. I. du Pont de Nemours & Co.	6,841,601	305,272,237
Eastman Chemical Co.	546,942	40,473,708
Eastman Kodak Co.*	2,037,173	8,556,127
Eaton Corp.	1,265,677	104,405,696
eBay, Inc.*	8,727,685	212,955,514
Ecolab, Inc.	1,763,250	89,467,305
Edison International	2,461,570	84,653,392
El Paso Corp.	5,315,937	65,811,300
Electronic Arts, Inc.*	2,471,638	40,609,012
Eli Lilly & Co.	7,662,713	279,918,906
EMC Corp.*	15,522,884	315,269,774
Emerson Electric Co.	5,687,461	299,501,696
Entergy Corp.	1,429,530	109,401,931
EOG Resources, Inc.	1,912,188	177,776,118
EQT Corp.	1,087,258	39,206,523
Equifax, Inc.	956,472	29,841,926
Equity Residential	2,137,127	101,663,131
Exelon Corp.	4,988,285	212,401,175
Expedia, Inc.	1,566,041	44,178,017
Expeditors International of Washington, Inc.	1,607,761	74,326,791
Express Scripts, Inc.*	4,096,111	199,480,606
Exxon Mobil Corp.	38,460,339	2,376,464,347
Family Dollar Stores, Inc.	1,019,743	45,031,851
Fastenal Co.	1,118,302	59,482,483
Federated Investors, Inc. (Class B)	669,984	15,248,836
FedEx Corp.	2,365,512	202,251,276
Fidelity National Information Services, Inc.	1,930,487	52,374,112
Fifth Third Bancorp	6,003,540	72,222,586
First Horizon National Corp.*	1,758,633	20,065,999
First Solar, Inc.*	408,541	60,198,516
FirstEnergy Corp.	2,302,398	88,734,419
Fiserv, Inc.*	1,152,711	62,038,906
FLIR Systems, Inc.*	1,156,558	29,723,541
Flowserve Corp.	422,760	46,258,399
Fluor Corp.	1,350,835	66,906,858
FMC Corp.	548,834	37,545,734
FMC Technologies, Inc.*	918,293	62,710,229
Ford Motor Co.*	25,991,236	318,132,729
Forest Laboratories, Inc.*	2,156,419	66,698,040
Fortune Brands, Inc.	1,150,255	56,627,054
Franklin Resources, Inc.	1,115,747	119,273,354
Freeport-McMoRan Copper & Gold, Inc.	3,562,250	304,180,528
Frontier Communications Corp.	7,484,095	61,145,056
GameStop Corp. (Class A)*	1,153,904	22,743,448
Gannett Co., Inc.	1,794,483	21,946,527
General Dynamics Corp.	2,871,866	180,381,903
General Electric Co.	80,770,126	1,312,514,548
General Mills, Inc.	4,845,541	177,056,068

See accompanying notes to financial statements.

SPDR S&P 500 ETF Trust
Schedule of Investments (continued)
September 30, 2010

Common Stocks	Shares	Value

Genuine Parts Co.	1,200,070	$53,511,121
Genworth Financial, Inc. (Class A)*	3,694,710	45,149,356
Genzyme Corp.*	1,921,947	136,054,628
Gilead Sciences, Inc.*	6,332,707	225,507,696
Goodrich Corp.	945,505	69,712,084
Google, Inc. (Class A)*	1,879,974	988,471,529
H&R Block, Inc.	2,325,237	30,111,819
H.J. Heinz Co.	2,388,439	113,140,355
Halliburton Co.	6,836,312	226,076,838
Harley-Davidson, Inc.	1,778,785	50,588,645
Harman International Industries, Inc.*	524,652	17,528,623
Harris Corp.	981,293	43,461,467
Hartford Financial Services Group, Inc.	3,354,644	76,989,080
Hasbro, Inc.	1,058,767	47,125,719
HCP, Inc.	2,342,100	84,268,758
Health Care REIT, Inc.	1,000,583	47,367,599
Helmerich & Payne, Inc.	798,191	32,294,808
Hess Corp.	2,207,104	130,483,988
Hewlett-Packard Co.	17,113,037	719,945,467
Home Depot, Inc.	12,576,355	398,418,926
Honeywell International, Inc.	5,785,676	254,222,603
Hormel Foods Corp.	522,982	23,324,997
Hospira, Inc.*	1,252,628	71,412,322
Host Hotels & Resorts, Inc.	4,972,154	71,996,790
Hudson City Bancorp, Inc.	3,992,801	48,951,740
Humana, Inc.*	1,285,785	64,597,838
Huntington Bancshares, Inc.	5,412,758	30,690,338
Illinois Tool Works, Inc.	3,835,766	180,357,717
Integrys Energy Group, Inc.	581,333	30,264,196
Intel Corp.	42,015,976	807,967,219
IntercontinentalExchange, Inc.*	558,893	58,527,275
International Business Machines Corp.	9,522,392	1,277,333,663
International Flavors & Fragrances, Inc.	600,993	29,160,180
International Game Technology	2,245,934	32,453,746
International Paper Co.	3,298,156	71,734,893
Intuit, Inc.*	2,127,187	93,192,062
Intuitive Surgical, Inc.*	296,183	84,038,964
Invesco, Ltd.	3,528,093	74,901,414
Iron Mountain, Inc.	1,527,738	34,129,667
ITT Corp.	1,385,069	64,862,781
J.C. Penney Co., Inc.	1,784,743	48,509,315
Jabil Circuit, Inc.	1,465,090	21,111,947
Jacobs Engineering Group, Inc.*	944,111	36,537,096
Janus Capital Group, Inc.	1,387,529	15,193,443
JDS Uniphase Corp.*	1,691,969	20,963,496
Johnson & Johnson	20,827,292	1,290,459,012
Johnson Controls, Inc.	5,081,654	154,990,447
JPMorgan Chase & Co.	29,950,809	1,140,227,299
Juniper Networks, Inc.*	3,974,120	120,614,542
Kellogg Co.	1,927,178	97,341,761
KeyCorp	6,641,292	52,864,684
Kimberly-Clark Corp.	3,090,920	201,064,346
Kimco Realty Corp.	3,064,342	48,263,387
King Pharmaceuticals, Inc.*	1,883,457	18,759,232
KLA-Tencor Corp.	1,284,419	45,250,081
Kohl’s Corp.*	2,326,156	122,541,898
Kraft Foods, Inc. (Class A)	13,165,950	406,301,217
L-3 Communications Holdings, Inc.	874,884	63,227,867
Laboratory Corp. of America Holdings*	784,964	61,564,727
Legg Mason, Inc.	1,167,610	35,390,259
Leggett & Platt, Inc.	1,119,095	25,470,602
Lennar Corp. (Class A)	1,229,536	18,910,264
Leucadia National Corp.*	1,434,230	33,876,513
Lexmark International, Inc. (Class A)*	592,090	26,419,056
Life Technologies Corp.*	1,379,791	64,422,442
Limited Brands, Inc.	2,038,942	54,602,867
Lincoln National Corp.	2,396,522	57,324,806
Linear Technology Corp.	1,691,053	51,966,059
Lockheed Martin Corp.	2,241,528	159,776,116
Loews Corp.	2,391,998	90,656,724
Lorillard, Inc.	1,154,151	92,689,867
Lowe’s Cos., Inc.	10,593,735	236,134,353
LSI Corp.*	4,936,423	22,510,089
M & T Bank Corp.	628,746	51,437,710
Macy’s, Inc.	3,187,146	73,591,201
Marathon Oil Corp.	5,359,154	177,387,997
Marriott International, Inc. (Class A)	2,173,623	77,880,912
Marsh & McLennan Cos., Inc.	4,087,844	98,598,797
Marshall & Ilsley Corp.	3,982,562	28,037,236
Masco Corp.	2,709,787	29,834,755
Massey Energy Co.	779,109	24,167,961
MasterCard, Inc. (Class A)	730,537	163,640,288
Mattel, Inc.	2,755,038	64,633,191
McAfee, Inc.*	1,178,340	55,688,348
McCormick & Co., Inc.	1,000,041	42,041,724
McDonald’s Corp.	8,037,282	598,857,882
McKesson Corp.	1,972,182	121,841,404
Mead Johnson Nutrition Co.	1,545,224	87,938,698
MeadWestvaco Corp.	1,290,186	31,454,735

See accompanying notes to financial statements.

SPDR S&P 500 ETF Trust
Schedule of Investments (continued)
September 30, 2010

Common Stocks	Shares	Value

Medco Health Solutions, Inc.*	3,275,693	$170,532,578
Medtronic, Inc.	8,152,084	273,746,981
MEMC Electronic Materials, Inc.*	1,717,421	20,471,658
Merck & Co., Inc.	23,238,155	855,396,486
Meredith Corp.	278,415	9,274,004
MetLife, Inc.	6,852,787	263,489,660
MetroPCS Communications, Inc.*	1,974,981	20,658,301
Microchip Technology, Inc.	1,401,314	44,071,325
Micron Technology, Inc.*	6,453,001	46,526,137
Microsoft Corp.	57,576,043	1,410,037,293
Molex, Inc.	1,025,639	21,466,624
Molson Coors Brewing Co. (Class B)	1,191,750	56,274,435
Monsanto Co.	4,081,203	195,612,060
Monster Worldwide, Inc.*	952,198	12,340,486
Moody’s Corp.	1,485,614	37,110,638
Morgan Stanley	10,555,230	260,503,076
Motorola, Inc.*	17,555,751	149,750,556
Murphy Oil Corp.	1,446,857	89,589,385
Mylan, Inc.*	2,332,706	43,878,200
Nabors Industries, Ltd.*	2,152,067	38,866,330
National Semiconductor Corp.	1,796,501	22,941,318
National-Oilwell Varco, Inc.	3,165,270	140,759,557
NetApp, Inc.*	2,700,888	134,477,214
Newell Rubbermaid, Inc.	2,100,653	37,412,630
Newmont Mining Corp.	3,710,270	233,042,059
News Corp. (Class A)	17,234,680	225,084,921
NextEra Energy, Inc.	3,133,490	170,430,521
Nicor, Inc.	341,992	15,670,073
NIKE, Inc. (Class B)	2,933,997	235,130,520
NiSource, Inc.	2,093,683	36,430,084
Noble Energy, Inc.	1,318,864	99,033,498
Nordstrom, Inc.	1,258,091	46,800,985
Norfolk Southern Corp.	2,795,044	166,333,068
Northeast Utilities	1,327,980	39,268,369
Northern Trust Corp.	1,826,543	88,112,434
Northrop Grumman Corp.	2,220,729	134,642,799
Novell, Inc.*	2,635,995	15,736,890
Novellus Systems, Inc.*	725,528	19,284,534
NRG Energy, Inc.*	1,928,825	40,158,137
Nucor Corp.	2,380,670	90,941,594
NVIDIA Corp.*	4,321,486	50,474,956
NYSE Euronext	1,971,626	56,329,355
O’Reilly Automotive, Inc.*	1,043,080	55,491,856
Occidental Petroleum Corp.	6,133,434	480,247,882
Office Depot, Inc.*	2,083,480	9,584,008
Omnicom Group, Inc.	2,318,379	91,529,603
Oneok, Inc.	803,550	36,191,892
Oracle Corp.	29,224,833	784,686,766
Owens-Illinois, Inc.*	1,246,021	34,963,349
PACCAR, Inc.	2,756,207	132,711,367
Pactiv Corp.*	1,002,414	33,059,614
Pall Corp.	882,625	36,752,505
Parker-Hannifin Corp.	1,217,070	85,267,924
Patterson Cos., Inc.	704,406	20,181,232
Paychex, Inc.	2,429,386	66,783,821
Peabody Energy Corp.	2,030,278	99,503,925
People’s United Financial, Inc.	2,831,200	37,060,408
Pepco Holdings, Inc.	1,682,535	31,295,151
PepsiCo, Inc.	12,012,506	798,110,899
PerkinElmer, Inc.	887,992	20,548,135
Pfizer, Inc.	60,717,239	1,042,514,994
PG&E Corp.	2,957,097	134,311,346
Philip Morris International, Inc.	13,840,904	775,367,442
Pinnacle West Capital Corp.	819,449	33,818,660
Pioneer Natural Resources Co.	874,649	56,878,424
Pitney Bowes, Inc.	1,569,012	33,545,477
Plum Creek Timber Co., Inc.	1,231,124	43,458,677
PNC Financial Services Group, Inc.	3,972,513	206,213,150
Polo Ralph Lauren Corp.	496,452	44,611,177
PPG Industries, Inc.	1,256,746	91,491,109
PPL Corp.	3,650,662	99,407,526
Praxair, Inc.	2,310,752	208,568,476
Precision Castparts Corp.	1,073,729	136,739,388
priceline.com, Inc.*	365,901	127,457,954
Principal Financial Group, Inc.	2,415,993	62,622,539
Progress Energy, Inc.	2,169,007	96,347,291
ProLogis	3,592,484	42,319,462
Prudential Financial, Inc.	3,519,966	190,711,758
Public Service Enterprise Group, Inc.	3,822,006	126,431,958
Public Storage, Inc.	1,054,718	102,349,835
Pulte Group, Inc.*	2,400,329	21,026,882
QEP Resources, Inc.	1,319,807	39,778,983
QLogic Corp.*	842,827	14,867,468
QUALCOMM, Inc.	12,116,784	546,709,294
Quanta Services, Inc.*	1,587,594	30,291,294
Quest Diagnostics, Inc.	1,141,311	57,601,966
Qwest Communications International, Inc.	13,206,384	82,804,028
R.R. Donnelley & Sons Co.	1,555,505	26,381,365
RadioShack Corp.	946,872	20,196,780
Range Resources Corp.	1,204,543	45,929,225
Raytheon Co.	2,824,303	129,098,890
Red Hat, Inc.*	1,424,928	58,422,048
Regions Financial Corp.	9,486,361	68,965,844
Republic Services, Inc.	2,309,687	70,422,357

See accompanying notes to financial statements.

SPDR S&P 500 ETF Trust
Schedule of Investments (continued)
September 30, 2010

Common Stocks	Shares	Value

Reynolds American, Inc.	1,276,503	$75,811,513
Robert Half International, Inc.	1,135,206	29,515,356
Rockwell Automation, Inc.	1,077,596	66,520,001
Rockwell Collins, Inc.	1,189,188	69,270,201
Roper Industries, Inc.	709,167	46,223,505
Ross Stores Inc.	926,146	50,586,095
Rowan Cos., Inc.*	863,406	26,213,006
Ryder System, Inc.	399,919	17,104,536
Safeway, Inc.	2,934,957	62,103,690
SAIC, Inc.*	2,209,887	35,313,994
Salesforce.com, Inc.*	884,460	98,882,628
SanDisk Corp.*	1,737,535	63,680,658
Sara Lee Corp.	4,994,085	67,070,562
SCANA Corp.	857,573	34,577,343
Schlumberger, Ltd.	10,314,993	635,506,719
Scripps Networks Interactive (Class A)	676,028	32,165,412
Sealed Air Corp.	1,203,005	27,043,552
Sears Holdings Corp.*	333,187	24,036,110
Sempra Energy	1,869,289	100,567,748
Sherwin-Williams Co.	696,476	52,333,207
Sigma-Aldrich Corp.	917,038	55,370,754
Simon Property Group, Inc.	2,209,913	204,947,332
SLM Corp.*	3,668,920	42,376,026
Snap-on, Inc.	436,850	20,317,894
Southern Co.	6,226,135	231,861,267
Southwest Airlines Co.	5,623,182	73,494,989
Southwestern Energy Co.*	2,615,104	87,449,078
Spectra Energy Corp.	4,894,385	110,368,382
Sprint Nextel Corp.*	22,517,066	104,254,016
St. Jude Medical, Inc.*	2,468,297	97,102,804
Stanley Black & Decker, Inc.	1,253,154	76,793,277
Staples, Inc.	5,512,939	115,330,684
Starbucks Corp.	5,628,469	143,976,237
Starwood Hotels & Resorts Worldwide, Inc.	1,430,885	75,193,007
State Street Corp.(a)	3,790,256	142,741,041
Stericycle, Inc.*	639,787	44,452,401
Stryker Corp.	2,595,305	129,895,015
Sunoco, Inc.	910,200	33,222,300
SunTrust Banks, Inc.	3,775,064	97,509,903
SUPERVALU, Inc.	1,604,486	18,499,724
Symantec Corp.*	6,033,579	91,529,393
Sysco Corp.	4,468,466	127,440,650
T. Rowe Price Group, Inc.	1,960,296	98,142,219
Target Corp.	5,445,952	291,031,675
TECO Energy, Inc.	1,617,776	28,019,880
Tellabs, Inc.	2,914,180	21,710,641
Tenet Healthcare Corp.*	3,284,271	15,501,759
Teradata Corp.*	1,260,632	48,609,970
Teradyne, Inc.*	1,363,310	15,187,273
Tesoro Corp.	1,066,242	14,244,993
Texas Instruments, Inc.	9,021,437	244,841,800
Textron, Inc.	2,063,540	42,426,382
The AES Corp.*	5,046,217	57,274,563
The Allstate Corp.	4,062,271	128,164,650
The Bank of New York Mellon Corp.	9,158,986	239,324,304
The Boeing Co.	5,520,155	367,311,114
The Charles Schwab Corp.	7,392,082	102,749,940
The Coca-Cola Co.	17,421,165	1,019,486,576
The Dow Chemical Co.	8,720,747	239,471,713
The Estee Lauder Cos., Inc. (Class A)	860,896	54,434,454
The Gap, Inc.	3,390,289	63,194,987
The Goldman Sachs Group, Inc.	3,887,678	562,080,485
The Goodyear Tire & Rubber Co.*	1,837,078	19,748,589
The Hershey Co.	1,163,752	55,382,958
The Interpublic Group of Cos., Inc.*	3,696,339	37,074,280
The JM Smucker Co.	900,292	54,494,675
The Kroger Co.	4,880,845	105,719,103
The McGraw-Hill Cos., Inc.	2,383,048	78,783,567
The NASDAQ OMX Group, Inc.*	1,100,702	21,386,640
The New York Times Co. (Class A)*	878,779	6,801,749
The Procter & Gamble Co.	21,432,199	1,285,288,974
The Progressive Corp.	5,063,039	105,665,624
The Travelers Cos., Inc.	3,549,096	184,907,902
The Walt Disney Co.	14,436,287	477,985,463
The Washington Post Co. (Class B)	45,284	18,086,882
The Western Union Co.	5,075,927	89,691,630
The Williams Cos., Inc.	4,412,119	84,315,594
Thermo Fisher Scientific, Inc.*	3,099,717	148,414,450
Tiffany & Co.	960,305	45,124,732
Time Warner Cable, Inc.	2,673,913	144,364,563
Time Warner, Inc.	8,490,997	260,249,058
Titanium Metals Corp.*	638,265	12,739,769
TJX Cos., Inc.	3,024,687	134,991,781
Torchmark Corp.	623,210	33,117,379
Total System Services, Inc.	1,244,016	18,958,804
Tyco International, Ltd.	3,757,814	138,024,508
Tyson Foods, Inc. (Class A)	2,307,637	36,968,345
U.S. Bancorp	14,474,869	312,946,668
Union Pacific Corp.	3,756,509	307,282,436
United Parcel Service, Inc. (Class B)	7,479,692	498,820,660

See accompanying notes to financial statements.

SPDR S&P 500 ETF Trust
Schedule of Investments (continued)
September 30, 2010

Common Stocks	Shares	Value

United States Steel Corp.	1,082,983	$47,477,975
United Technologies Corp.	7,017,608	499,864,218
UnitedHealth Group, Inc.	8,490,015	298,084,427
Unum Group	2,514,259	55,690,837
Urban Outfitters, Inc.*	982,167	30,879,330
V.F. Corp.	666,038	53,962,399
Valero Energy Corp.	4,270,490	74,776,280
Varian Medical Systems, Inc.*	932,943	56,443,052
Ventas, Inc.	1,184,349	61,076,878
VeriSign, Inc.*	1,313,013	41,675,033
Verizon Communications, Inc.	21,346,060	695,668,095
Viacom, Inc. (Class B)	4,588,268	166,049,419
Visa, Inc. (Class A)	3,766,647	279,711,206
Vornado Realty Trust	1,226,789	104,927,263
Vulcan Materials Co.	964,894	35,623,886
W.W. Grainger, Inc.	449,772	53,572,343
Wal-Mart Stores, Inc.	15,088,425	807,532,506
Walgreen Co.	7,388,179	247,503,997
Waste Management, Inc.	3,648,080	130,382,379
Waters Corp.*	701,650	49,662,787
Watson Pharmaceuticals, Inc.*	809,089	34,232,556
WellPoint, Inc.*	3,019,057	170,999,389
Wells Fargo & Co.	39,542,102	993,693,023
Western Digital Corp.*	1,730,191	49,120,123
Weyerhaeuser Co.	4,083,031	64,348,569
Whirlpool Corp.	567,055	45,908,773
Whole Foods Market, Inc.*	1,097,166	40,715,830
Windstream Corp.	3,648,724	44,842,818
Wisconsin Energy Corp.	882,589	51,013,644
Wyndham Worldwide Corp.	1,359,107	37,334,669
Wynn Resorts, Ltd.	570,878	49,535,084
Xcel Energy, Inc.	3,470,971	79,728,204
Xerox Corp.	10,416,514	107,810,920
Xilinx, Inc.	1,955,473	52,035,137
XL Group PLC	2,584,499	55,980,248
Yahoo!, Inc.*	10,232,092	144,988,744
Yum! Brands, Inc.	3,531,207	162,647,394
Zimmer Holdings, Inc.*	1,532,090	80,174,270
Zions Bancorporation	1,304,712	27,868,648

Total Common Stocks (b) (Cost $80,279,228,597)		$78,077,851,159

 *   Non-income producing security

(a)	Affiliated Issuer. See following table for more information.
(b)	The values of the securities of the Trust are determined based on Level 1 inputs (Note 2).
REIT = Real Estate Investment Trust

Transactions with Affiliates
SPDR S&P 500 ETF Trust has invested in a company affiliated with the Trustee, State Street Corp. Amounts related to these investments at September 30, 2010, and for the year then ended are:

Number
	Number of							of Shares
	Shares Held	Cost at	Value at	Purchased		Sold		Held at	Value at	Dividend	Realized
	at 9/30/09	9/30/09	9/30/09	Cost	Shares	Proceeds	Shares	9/30/10	9/30/10	Income	Gain

State Street Corp.	3,793,465	$164,567,461	$199,536,259	$310,957,645	7,581,766	$310,564,549	7,584,975	3,790,256	$142,741,041	$155,923	$8,836,491

See accompanying notes to financial statements.

SPDR S&P 500 ETF Trust
Schedule of Investments (continued)
September 30, 2010

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2010*

INDUSTRY**	VALUE

Oil, Gas and Consumable Fuels	$7,120,276,046
Pharmaceuticals	4,747,336,908
Computers & Peripherals	3,447,937,274
Insurance	3,185,595,032
Diversified Financial Services	3,174,313,156
Software	3,036,160,591
IT Services	2,449,952,006
Media	2,399,777,059
Diversified Telecommunication Services	2,250,210,605
Commercial Banks	2,137,843,028
Aerospace and Defense	2,129,109,964
Beverages	2,085,917,357
Industrial Conglomerates	1,959,873,295
Food & Staples Retailing	1,947,664,309
Semiconductors & Semiconductor Equipment	1,911,932,756
Capital Markets	1,865,147,427
Communications Equipment	1,847,712,736
Household Products	1,839,516,301
Health Care Providers & Services	1,585,938,804
Machinery	1,578,043,101
Chemicals	1,566,879,449
Specialty Retail	1,564,996,927
Electric Utilities	1,535,740,956
Internet Software & Services	1,469,256,438
Food Products	1,454,463,190
Energy Equipment & Services	1,415,264,981
Hotels, Restaurants & Leisure	1,348,243,015
Health Care Equipment & Supplies	1,339,779,461
Tobacco	1,321,624,492
Real Estate Investment Trusts (REITs)	1,148,368,194
Multi-Utilities	1,108,540,420
Biotechnology	1,098,687,788
Metals & Mining	893,211,733
Air Freight & Logistics	862,979,260
Multiline Retail	671,715,012
Road & Rail	649,220,415
Internet & Catalog Retail	591,858,639
Consumer Finance	577,897,145
Electronic Equipment, Instruments & Components	439,766,326
Textiles, Apparel & Luxury Goods	430,137,396
Electrical Equipment	412,245,202
Commercial Services & Supplies	397,671,926
Automobiles	368,721,374
Household Durables	322,937,464
Life Sciences Tools & Services	283,047,814
Wireless Telecommunication Services	281,091,798
Auto Components	174,739,036
Containers & Packaging	162,306,890
Personal Products	158,339,620
Independent Power Producers & Energy Traders	146,460,455
Construction & Engineering	133,735,248
Leisure Equipment & Products	120,315,037
Trading Companies & Distributors	113,054,826
Office Electronics	107,810,920
Paper & Forest Products	103,189,628
Diversified Consumer Services	101,923,878
Professional Services	87,604,325
Thrifts & Mortgage Finance	86,012,148
Airlines	73,494,989
Distributors	53,511,121
Gas Utilities	51,861,965
Health Care Technology	43,339,932
Real Estate Management & Development	40,087,930
Construction Materials	35,623,886
Building Products	29,834,755

TOTAL	$78,077,851,159

*	SPDR S&P 500 ETF Trust’s industry breakdown is expressed as market value by industry and may change over time.

**	Each security is valued based on Level 1 inputs.

See accompanying notes to financial statements.

SPDR S&P 500 ETF Trust
Statement of Assets and Liabilities
September 30, 2010

ASSETS
Investments in unaffiliated issuers, at value	$77,935,110,118
Investments in affiliated issuers, at value	142,741,041

Total investments	78,077,851,159
Cash	467,823,962
Dividends receivable – unaffiliated issuers	97,267,765
Dividends receivable – affiliated issuers	38,675

Total Assets	78,642,981,561

LIABILITIES
Payable for investments purchased	5,931,706
Payable for units of fractional undivided interest (“Units”) redeemed in-kind	527,194
Income distribution payable	426,267,165
Accrued trustee expense	3,008,238
Accrued expenses and other liabilities	16,365,856

Total Liabilities	452,100,159

NET ASSETS	$78,190,881,402

NET ASSETS CONSIST OF:
Paid in Capital (Note 4)	$89,077,858,400
Distribution in excess of net investment income	(426,704,977)
Accumulated net realized gain on investments	(8,258,894,583)
Net unrealized depreciation on investments	(2,201,377,438)

NET ASSETS	$78,190,881,402

NET ASSET VALUE PER UNIT	$114.13

UNITS OUTSTANDING, UNLIMITED UNITS AUTHORIZED, $0.00 PAR VALUE	685,082,116

COST OF INVESTMENTS:
Unaffiliated issuers	$80,105,431,548
Affiliated issuers	173,797,049

Total Cost of Investments	$80,279,228,597

See accompanying notes to financial statements.

SPDR S&P 500 ETF Trust
Statement of Operations

	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,
	2010	2009	2008

INVESTMENT INCOME
Dividend income – unaffiliated issuers	$1,516,348,569	$1,899,322,298	$1,628,431,147
Dividend income – affiliated issuers	155,923	2,239,900	2,890,454

Total Investment Income	1,516,504,492	1,901,562,198	1,631,321,601

EXPENSES
Trustee expense	40,693,484	37,299,801	36,310,380
S&P license fee	21,931,368	21,492,906	23,977,390
Marketing expense	14,620,912	14,233,147	18,115,010
Legal and audit services	422,917	277,642	155,059
Other expenses	1,543,741	1,050,269	2,341,136

Total Expenses	79,212,422	74,353,765	80,898,975
Trustee expense waiver	(10,128,612)	(7,102,147)	(6,923,474)

Net Expenses	69,083,810	67,251,618	73,975,501

NET INVESTMENT INCOME	1,447,420,682	1,834,310,580	1,557,346,100

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions – unaffiliated issuers	16,730,164,234	(44,584,311,986)	(8,458,807,396)
Investment transactions – affiliated issuers	8,836,491	(166,785,981)	19,363,771
Net change in unrealized appreciation (depreciation) on:
Investment transactions – unaffiliated issuers	(11,825,602,638)	29,208,992,488	(12,549,019,477)
Investment transactions – affiliated issuers	(66,024,806)	90,665,805	(54,343,615)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	4,847,373,281	(15,451,439,674)	(21,042,806,717)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,294,793,963	$(13,617,129,094)	$(19,485,460,617)

See accompanying notes to financial statements.

SPDR S&P 500 ETF Trust
Statements of Changes in Net Assets

	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,
	2010	2009	2008

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$1,447,420,682	$1,834,310,580	$1,557,346,100
Net realized gain (loss) on investment transactions	16,739,000,725	(44,751,097,967)	(8,439,443,625)
Net change in unrealized appreciation (depreciation)	(11,891,627,444)	29,299,258,293	(12,603,363,092)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,294,793,963	(13,617,129,094)	(19,485,460,617)

NET EQUALIZATION CREDITS AND CHARGES	102,137,436	79,929,657	218,645,921

DISTRIBUTIONS TO UNITHOLDERS FROM NET INVESTMENT INCOME	(1,549,861,683)	(1,938,730,332)	(1,782,447,532)

INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS:
Proceeds from sale of Units	400,829,082,743	343,468,772,184	445,910,262,535
Proceeds from reinvestment of distributions	2,216,596	12,270,791	13,008,992
Cost of Units repurchased	(399,041,216,070)	(349,232,583,429)	(410,330,564,199)
Net income equalization (Note 2)	(102,137,436)	(79,929,657)	(218,645,921)

NET INCREASE (DECREASE) IN NET ASSETS FROM ISSUANCE AND REDEMPTION OF UNITS	1,687,945,833	(5,831,470,111)	35,374,061,407

NET INCREASE (DECREASE) IN NET ASSETS DURING PERIOD	6,535,015,549	(21,307,399,880)	14,324,799,179
NET ASSETS AT BEGINNING OF PERIOD	71,655,865,853	92,963,265,733	78,638,466,554

NET ASSETS END OF PERIOD*	$78,190,881,402	$71,655,865,853	$92,963,265,733

UNIT TRANSACTIONS:
Units sold	3,614,350,000	3,788,050,000	3,304,850,000
Units issued from reinvestment distributions	21,395	135,148	95,213
Units redeemed	(3,607,000,000)	(3,908,300,000)	(3,022,850,000)

NET INCREASE (DECREASE)	7,371,395	(120,114,852)	282,095,213

* Includes undistributed (distribution in excess of) net investment income	$(426,704,977)	$(336,373,142)	$(439,719,151)

See accompanying notes to financial statements.

SPDR S&P 500 ETF Trust
Financial Highlights
Selected data for a Unit outstanding throughout each year

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$105.73	$116.52	$152.48	$133.53	$122.85

Investment Operations:
Net investment income(1)	2.20	2.32	2.72	2.66	2.32
Net realized and unrealized gain (loss) on investments	8.24	(10.90)	(36.28)	18.75	10.54

Total from investment operations	10.44	(8.58)	(33.56)	21.41	12.86

Net equalization credits and charges(1)	0.16	0.10	0.38	0.26	0.15

Less distributions from:
Net investment income	(2.20)	(2.31)	(2.78)	(2.72)	(2.33)

Net asset value, end of year	$114.13	$105.73	$116.52	$152.48	$133.53

Total investment return(2)	10.08%	(6.90)%	(21.84)%	16.31%	10.64%

Ratios and supplemental data
Ratio to average net assets:
Net investment income	1.98%	2.58%	1.99%	1.86%	1.83%
Total expenses(3)	0.09%	0.09%	0.09%	0.08%	0.08%
Total expenses excluding Trustee earnings credit	0.11%	0.10%	0.11%	0.11%	0.10%
Total expenses excluding Trustee earnings credit and fee waivers	0.11%	0.10%	0.11%	0.12%	0.12%
Portfolio turnover rate(4)	5.38%	6.68%	4.56%	2.95%	3.70%
Net assets, end of year (000’s)	$78,190,881	$71,655,866	$92,963,266	$78,638,467	$57,585,885

(1)	Per Unit numbers have been calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total return is calculated assuming a purchase of a Unit at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Unit on the respective payment dates of each Trust. Broker commission charges are not included in this calculation.

(3)	Net of expenses reimbursed by the Trustee.

(4)	Portfolio turnover ratio excludes securities received or delivered from processing creations or redemptions of Units.

See accompanying notes to financial statements.

SPDR S&P 500 ETF Trust
Notes to Financial Statements
September 30, 2010

Note 1 –	Organization
SPDR S&P 500 ETF Trust (the “Trust”), formerly the SPDR Trust, Series 1, is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500 Composite Price Index (the “S&P 500 Index”). Each unit of fractional undivided interest in the Trust is referred to as a “Unit”. The Trust commenced operations on January 22, 1993 upon the initial issuance of 150,000 Units (equivalent to three “Creation Units” – see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Under the Amended and Restated Standard Terms and Conditions of the Trust, as amended (“Trust Agreement”), PDR Services, LLC, as Sponsor of the Trust (“Sponsor”), and State Street Bank and Trust Company, as Trustee of the Trust (“Trustee”), are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of material loss to be remote.

Note 2 –	Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation
The value of the Trust’s portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Trustee believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. The Trustee has established a Pricing and Investment Committee (the “Committee”) for the purpose of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security. The Committee, subject to oversight by the Trustee, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Accordingly, the Trust’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

The Trust continues to follow the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance for the fair value option for financial assets and financial liabilities provides the Trust the irrevocable option to measure many financial assets and liabilities at fair value with changes in fair value recognized in earnings. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the

SPDR S&P 500 ETF Trust
Notes to Financial Statements (continued)
September 30, 2010

Note 2 –	Significant Accounting Policies – (continued)

use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Trust’s net assets are computed and that may materially affect the value of the Trust’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate the Trust’s net asset value and the prices used by the S&P 500 Index, which, in turn, could result in a difference between the Trust’s performance and the performance of the S&P 500 Index. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments. The type of inputs used to value each security is identified in the Schedule of Investments, which also includes a breakdown of the Trust’s investments by industry.

Subsequent Events
Management has determined that there are no subsequent events or transactions that would have materially impacted the Trust’s financial statements as presented.

Investment Risk
The Trust’s investments are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of a Unit will decline, more or less, in correlation with any decline in value of the S&P 500 Index. The values of equity securities could decline generally or could underperform other investments. The Trust would not sell an equity security because the security’s issuer was in financial trouble unless that security is removed from the S&P 500 Index.

SPDR S&P 500 ETF Trust
Notes to Financial Statements (continued)
September 30, 2010

Note 2 –	Significant Accounting Policies – (continued)

Investment Transactions
Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders
The Trust declares and distributes dividends from net investment income to its unitholders quarterly. The Trust declares and distributes net realized capital gains, if any, at least annually.

Effective October 30, 2009, the Trust’s Dividend Reinvestment Service was discontinued. Broker-dealers, at their own discretion, may offer a dividend reinvestment service under which additional Units may be purchased in the secondary market at current market prices. Investors should consult their broker-dealer for further information regarding any dividend reinvestment service offered by such broker-dealer.

Equalization
The Trust follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s Units, equivalent on a per Unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per Unit is unaffected by sales or reacquisitions of the Trust’s Units.

Federal Income Tax
The Trust has qualified and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Trust will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from those determined in accordance with U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for tax equalization, in-kind transactions, real estate investment trusts (REITs) and losses deferred due to wash sales. Net investment income per unit calculations in the financial highlights for all years presented exclude these differences.

The Trust has reviewed the tax positions for the open tax years as of September 30, 2010 and has determined that no provision for income tax is required in the Trust’s financial statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Trust’s major tax jurisdictions, which include the United States of America and the State of New York.

During the year ended September 30, 2010, the Trust reclassified $16,298,648,778 of non-taxable net security gains realized from the in-kind redemption of Creation Units (Note 4) as an increase to paid in capital in the Statement of Assets and Liabilities. At September 30, 2010, the cost of investments for federal income tax purposes was $80,288,348,453 accordingly, gross unrealized appreciation was $1,844,782,188 and gross unrealized depreciation was $4,055,279,482, resulting in net unrealized depreciation of $2,210,497,294.

SPDR S&P 500 ETF Trust
Notes to Financial Statements (continued)
September 30, 2010

Note 2 –	Significant Accounting Policies – (continued)

At September 30, 2010, the Trust had capital loss carryforwards which may be used to offset any net realized gains, expiring September 30:

2011	$1,530,834,020
2012	445,024,832
2013	380,379,645
2014	1,174,140,896
2015	1,056,971,322
2016	917,820,735
2017	2,553,965,847
2018	190,637,430

During the tax year ended September 30, 2010, the Trust had $472,492,447 of capital loss carryforward expire.
The tax character of distributions paid during the year ended September 30, 2010 was $1,549,861,683 of ordinary income.
The tax character of distributions paid during the year ended September 30, 2009 was $1,938,730,332 of ordinary income.
The tax character of distributions paid during the year ended September 30, 2008 was $1,782,447,532 of ordinary income.

As of September 30, 2010, the components of distributable earnings (excluding unrealized appreciation/(depreciation)) on the tax basis were undistributed ordinary income of $0, undistributed long term capital gain of $0 and unrealized depreciation of $2,210,497,294.

Note 3 –	Transactions with the Trustee and Sponsor
In accordance with the Trust Agreement, the Trustee maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of certain regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the S&P 500 Index. For these services, the Trustee received a fee at the following annual rates for the year ended September 30, 2010:

Net asset value of the Trust	Fee as a percentage of net asset value of the Trust

$0 - $499,999,999	10/100 of 1% per annum plus or minus the Adjustment Amount
$500,000,000 - $2,499,999,999	8/100 of 1% per annum plus or minus the Adjustment Amount
$2,500,000,000 - and above	6/100 of 1% per annum plus or minus the Adjustment Amount

The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for creation and redemption of Units and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended September 30, 2010, the Adjustment Amount reduced the Trustee’s fee by $4,324,987. The Adjustment Amount included an excess of net transaction fees from processing orders of $3,954,228 and a Trustee earnings credit of $370,759. Prior to 2008, the Trustee earnings credit was presented separately on the Statement of Operations.

SPDR S&P 500 ETF Trust
Notes to Financial Statements (continued)
September 30, 2010

Note 3 –	Transactions with the Trustee and Sponsor – (continued)

The Trustee voluntarily agreed to waive a portion of its fee, as needed, for one year through February 1, 2011, so that the total operating expenses would not exceed 9.45/100 of 1% (0.0945%) per annum of the daily net asset value. The total amount of such reimbursement by the Trustee for the years ended September 30, 2008, September 30, 2009 and September 30, 2010 was $6,923,474, $7,102,147 and $10,128,612, respectively. The Trustee has not entered into an agreement with the Trust to recapture waived fees in subsequent periods and the Trustee may discontinue the voluntary waiver.

Standard and Poor’s (“S&P”), a division of The McGraw Hill Companies, Inc. and State Street Global Markets, LLC (“SSGM”) have entered into a License Agreement. The License Agreement grants SSGM, an affiliate of the Trustee, a license to use the S&P 500 Index as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of S&P in connection with the Portfolio. The Trustee, on behalf of the Trust, NYSE Arca, Inc. (“NYSE Arca”) and the Sponsor have each received a sublicense from SSGM and S&P for the use of the S&P 500 Index and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of beneficial interests of Units. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the owners of beneficial interests of Units. Pursuant to such arrangements and in accordance with the Trust agreement, the Trust reimburses the Sponsor for payment of fees under the License Agreement to S&P equal to 0.03% of the daily size of the Trust (based on Unit closing price and outstanding Units) plus an annual fee of $600,000.

Transactions with Affiliated Issuers
The Trust has invested in securities issued by an affiliate of the Trustee. Investments in State Street Corp., the holding company of the Trustee, were made according to its representative portion of the S&P 500 Index. The market value of these investments at September 30, 2010 is listed in the Schedule of Investments.

Note 4 –	Shareholder Transactions
Units are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Units. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per Unit (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. A transaction fee of $3,000 is charged in connection with each creation or redemption of Creation Units through the clearing process per participating party per day, regardless of the number of Creation Units created or redeemed. In the case of redemptions outside the clearing process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer. Transaction fees are received by the Trustee and used to defray the expense of processing orders.

Note 5 –	Investment Transactions
For the year ended September 30, 2010, the Trust had in-kind contributions, in-kind redemptions, purchases and sales of investment securities of $150,305,793,354, $148,622,099,864, $4,374,016,308, and $3,863,767,068, respectively. Net realized gain (loss) on investment transactions in the Statement of Operations includes net gains resulting from in-kind transactions of $16,364,147,640.

Report of Independent Registered Public Accounting Firm

To the Trustee and Unitholders of
SPDR S&P 500 ETF Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SPDR S&P 500 ETF Trust (the “Trust”) at September 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 23, 2010

AdvisorOne Funds Annual Report

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below.  The term of office of each Trustee listed below will continue indefinitely.  Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Omaha, Nebraska 68137.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Michael Miola* Age: 58	Chairman of the Board	Elected by Shareholders on May 7, 2003

Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC; CLS Investments, LLC; Gemcom, LLC and Northern Lights Compliance Services, LLC; Other Directorships:  Northern Lights Fund Trust; Northern Lights Variable Trust; Constellation Trust Company.

NON-INTERESTED TRUSTEES
L. Merill Bryan, Jr. Age: 66 Gary Lanzen Age: 57 Anthony J. Hertl Age: 61	Trustee Trustee Trustee	Elected by Shareholders on May 7, 2003 Elected by Shareholders on May 7, 2003 Elected by Shareholders on December 17, 2004

Retired; formerly Senior Vice President & Chief Information Officer of Union Pacific Corporation. Other Directorships:  Northern Lights Fund Trust; Northern Lights Variable Trust; Ladenburg Thalmann Alternative Strategies Fund.

Chief Investment Officer (2006-Present), formerly President of Orizon Investment Counsel, LLC; formerly Partner, Orizon Group, Inc.  Other Directorships:  Northern Lights Fund Trust; Northern Lights Variable Trust; Ladenburg Thalmann Alternative Strategies Fund.

Consultant to small and emerging businesses since 2000;  Other Directorships:  Northern Lights Fund Trust; Northern Lights Variable Trust; Satuit Capital Management Trust; The Z Seven Fund, Inc.; Ladenburg Thalmann Alternative Strategies Fund; Greenwich Advisors Trust and Global Real Estate Fund.

AdvisorOne Funds Annual Report

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Current Directorships

OFFICERS

W. Patrick Clarke

Age:  66

Andrew Rogers

Age: 42

450 Wireless Boulevard

Hauppauge, NY 11788

Brian Nielsen

Age: 38

Michael Wagner

Age: 60

450 Wireless Boulevard

Hauppauge, NY 11788

James Colantino

Age:  41

450 Wireless Blvd.

Hauppauge, NY 11788

	President Treasurer Secretary Chief Compliance Officer Assistant Treasurer	Appointed February 3, 2003 Appointed June 23, 2006 Appointed May 9, 2003 Appointed June 23, 2006 Appointed March 29, 2007

President of the Trust; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of CLS Investments, LLC; Orion Advisor Services, LLC, Gemini Fund Services, LLC, Northern Lights Distributors, LLC; Gemcom, LLC,  Northern Lights Compliance Services, LLC, and Forum Financial Consultants, LLC. Director of Constellation Trust Company.

President and Manager, Gemini Fund Services, LLC; formerly Manager, Northern Lights Compliance Services, LLC; (3/2006 -5/2008); formerly Senior Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2001-2003);   Manager (since 3/2006) and President (since 2004), Gemcom LLC.

Secretary and Chief Legal Officer of the Trust; Secretary and General Counsel for NorthStar Financial Services Group, LLC, CLS Investments, LLC and Orion Advisor Services, LLC; President, Secretary and General Counsel for Northern Lights Distributors, LLC; Director, Secretary and General Counsel for Constellation Trust Company; Assistant Secretary for Gemini Fund Services, LLC, Northern Lights Compliance Services, LLC and Gemcom, LLC; Manager of Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC.; Assistant Secretary for the Northern Lights Fund Trust and Northern Lights Variable Trust.

President (4/06-present) and Chief Operating Officer (9/04-3/06), Northern Lights Compliance Services, LLC; President and Manager, Gemini Fund Services, LLC (2004-2006); Chief Operating Officer and Manager of Northern Lights Compliance Services, LLC.

Vice President (since 2004); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.

AdvisorOne Funds Annual Report

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Current Directorships
OFFICERS (Cont.) Kevin Wolf Age: 41 450 Wireless Blvd. Hauppauge, NY 11788 Doug McCash Age: 40	Assistant Treasurer AML Officer	Appointed March 27, 2009 Appointed March 27, 2009

Executive Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2006- Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004-2006); Vice-President, GemCom, LLC (2004-Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

Associate General Counsel NorthStar Financial Services Group, LLC (2006-Present) and Chief Compliance Officer for CLS Investments, LLC (2008-Present).

*Michael Miola is an "interested person" of the Trust as that term is defined under the 1940 Act, because of his affiliation with  CLS Investments, LLC (the Trust’s Adviser), Gemini Fund Services, LLC (the Trust’s Administrator), Northern Lights Compliance Services, LLC (the Trust’s Compliance Officer) and Northern Lights Distributors, LLC (the Trust’s Distributor).

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-811-0225.

AdvisorOne Funds Annual Report

Additional Information (Unaudited)

Approval of Investment Advisory and Sub-Advisory Agreements

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the AdvisorOne Funds (the “Trust”) held on March 25, 2011, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Investment Advisory (“Investment Advisory Agreement”) between the Trust and CLS Investments, LLC (“CLS” or the “Adviser”).  The Board further considered the approval of sub-advisory agreements (the “Sub-Advisory Agreements”) between CLS and Capital Wealth Planning, LLC, with respect to the Enhanced Income Fund and between CLS and Horizon Investments, LLC, with respect to the Reservoir Fund (both Capital Wealth Planning, LLC and Horizon Investments, LLC may be referred to as “Sub-Adviser”).

The Board reviewed information related to the proposed renewal of the Investment Advisory Agreement with the Trust, including (a) the investment performance of each Fund, a peer group of funds and appropriate indices; (b) the Adviser’s personnel and resources; and (c) comparative fees and expenses of a peer group of funds.  The Board deliberations included a consideration of the following:

Nature, Extent and Quality of Services.  The Board reviewed materials provided by the Adviser related to the Investment Advisory Agreement with the Trust, including the Adviser’s ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for the Funds, including the team of five individuals that primarily monitor and execute the investment process, an organization chart of the Adviser and its parent company.  The Board reviewed the extent of the Adviser’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board received satisfactory responses from representatives of the Adviser with respect to a series of important questions, including: whether the Adviser was involved in any lawsuits or pending regulatory actions; whether the Adviser’s management of other accounts conflicts with its management of the Funds; and whether the Adviser has procedures in place to adequately allocate trades among its respective clients.  The Board reviewed the description provided by the Adviser of its practices for monitoring compliance with the Funds’ investment limitations, noting the Adviser’s CCO periodically reviews the portfolio managers’ performance of their duties to ensure compliance under the Adviser’s compliance program.   The Board then reviewed the Adviser’s overview of its current trading practices and its policies with respect to selection of broker-dealers for portfolio transactions, noting the Adviser has the ability to utilize several broker-dealers although they primarily utilize Cowen and Company, LLC and Ceros Financial Services, Inc. due to their quality of service and attractive pricing.  The Board also noted, as discussed earlier in the meeting, the results of the most recent SEC exam of the Adviser.  The Board then reviewed the capitalization of the Adviser based on financial statements provided by the Adviser and concluded that the Adviser was sufficiently well-capitalized to meet its obligations to the Funds.  The Board concluded that the Adviser has the ability to provide a level of service consistent with the Board's expectations.

Performance.  The Board reviewed information on the investment performance of each Fund since inception.  The Board reviewed information on the most recent performance of Reservoir Fund as compared to a peer group of other funds in the fixed income Morningstar category group and the Shelter Fund as compared to a peer group of other funds in the allocation/alternative Morningstar category group.   The Board considered information regarding the performance of the other Funds in the Trust compared to a peer group of funds compiled by Lipper, Inc.    The Board concluded that the Adviser’s past performance as compared to each Fund’s benchmark was acceptable.

Fees and Expenses.  The Board reviewed the advisory fees and expense ratios of Amerigo, Clermont, Select Allocation, Descartes, Liahona, Enhanced Income, Flexible Income and Select Appreciation Funds compared to fees paid by a peer group of other fund of funds and ETFs compiled by Lipper, Inc.  The Board then reviewed the advisory fees paid by Reservoir Fund compared to fees paid by a peer group of fixed income funds from Morningstar and reviewed the advisory fees paid by Shelter Fund compared to fees paid by a peer group of funds in the allocation/alternative Morningstar category with similar growth/income investment objective. The Board reviewed the contractual arrangements for each Fund, which stated that the Adviser had agreed to waive or limit its management fees and/or reimburse expenses at least until August 31, 2011, to limit net annual operating expenses, and found such arrangements to be beneficial to shareholders.  The Board concluded that the advisory fee paid by each Fund is fair and reasonable.

AdvisorOne Funds Annual Report

Additional Information (Unaudited) (Continued)

Economies of Scale.  The Board considered whether there are economies of scale with respect to the management of the Funds, and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of each Fund relative to its management and compliance oversight, economies of scale was not a material consideration, but would be re-evaluated in the future.

Profitability.  The Board considered the profits realized by the Adviser in connection with the operation of the Funds and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds.  It also considered the income and other benefits realized by the Adviser and its affiliates from other activities related to the Funds.  As stated in the materials provided, the Adviser reported it did not receive payments from the Funds other than for advisory fees paid pursuant to the advisory agreement and the Funds’ prospectus.  The Board reviewed the Adviser's 2009 audited balance sheet and the Adviser’s verbal update that there were no adverse material changes in the financial condition of the Adviser since the date of that balance sheet.  The Board concluded that the Adviser’s level of profitability from its relationship to each Fund is not excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the continuance of the Investment Advisory Agreement was in the best interests of each Fund and its shareholders

The Trustees then reviewed information received related to the Sub-Advisory Agreements, including (a) the investment performance of the Enhanced Income and Reservoir Funds, a peer group of funds and appropriate indices; (b) each Sub-Adviser’s personnel and resources; and (c) comparative fees and expenses of a peer group of funds.

Nature, Extent and Quality of Services.  As to the nature, quality and extent of the services provided by the Sub-Advisers, the Board noted the experience of the portfolio management and research personnel of each Sub-Adviser, including their experience in the investment field, education and industry credentials.  The Board discussed the financial condition of each Sub-Adviser and reviewed financial statements provided by each.  The Board reviewed the presentation materials prepared by each Sub-Adviser describing their investment process.  The Board discussed each Sub-Adviser’s compliance structure and broker selection process.  It was the consensus of the Trustees that each Sub-Adviser continues to have adequate experience and expertise to manage the Fund for which it acts as sub-adviser in a manner acceptable to the Board.

Performance.  As to the investment performance of each Sub-Adviser, the Board reviewed the performance (as measured by the performance of Class N shares) of Enhanced Income Fund as compared to a broad-based securities market index over the past three months, one-year, and since-inception periods.  The Board concluded that the performance of Enhanced Income was acceptable relative to its Index.

As for the performance of its Sub-Adviser, the Board reviewed the performance of Reservoir Fund and noted that the Fund (as measured by the performance of Class N shares) underperformed for the three month, one year and since inception periods.  The Board agreed that the Adviser should continue to monitor the Fund’s performance closely.

Fees and Expenses.  The Board next reviewed the advisory fees and expense ratios of Reservoir and Enhanced Income Funds as compared to a peer group of funds.  The Board concurred that although toward the higher end of the comparative range, the fees for each Fund were fair and reasonable.

Profitability.  As to profitability, the Trustees discussed the total fees previously paid, and expected to be paid to each Sub-Adviser based on each Funds’ current assets, and noted that the Sub-Advisers will receive no other compensation from the Fund or the Adviser except the sub-advisory fees earned pursuant to the Sub-Advisory Agreement.  As to the costs of the services to be provided, and profits to be realized by each, the Trustees reviewed financial statements and profitability analysis of the Sub-Advisers.  The Board concluded that in light of the alignment of interests between the Sub-Advisers and shareholders, the fee arrangement is reasonable and that the Sub-Advisers would not reap excessive profits from its relationship with the Fund.  They agreed that profitability did not appear to be excessive.

AdvisorOne Funds Annual Report

Additional Information (Unaudited) (Continued)

Economies of Scale.  As to economics of scale, the Trustees noted that the Sub-Advisory Agreements did not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for the Sub-Advisers to share their economies of scale with the Funds and the shareholders if the Funds experience a substantial growth in assets, however, the Trustees recognized that no Fund had yet reached an asset level where the Sub-Adviser could realize significant economies of scale.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

Conclusion. Having requested and received such information from the Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of each Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, unanimously concluded that (a) the terms of the Sub-Advisory Agreements are fair and reasonable; (b) the  sub-advisory fees are reasonable and do not result in duplicative fees charged to shareholders; and (c) the Sub-Advisory Agreements are in the best interests of the respective Fund and its shareholders.

                                                                                                                Rev. June 2011

FACTS	WHAT DOES ADVISORONE FUNDS (“ADVISORONE”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• Employment information

• Account balances

• Account transactions

• Income

• Investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons AdvisorOne chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does AdvisorOne share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call (866) 811-0225 or go to www.advisoronefunds.com

Who we are

Who is providing this notice?	AdvisorOne Funds

What we do

How does AdvisorOne protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does AdvisorOne collect my personal information?

We collect your personal information, for example, when you

• open an account

• give us your income information

• provide employment information

• provide account information

• give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes–information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of AdvisorOne:

• CLS Investments, LLC

• NorthStar Financial Services Group, LLC

• Gemcom, LLC

• Gemini Fund Services, LLC

• Northern Lights Compliance Services, LLC

• Northern Lights Distributors, LLC

• Orion Advisor Services, LLC

• Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • AdvisorOne does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

AdvisorOne Funds

4020 S. 147th Street • Omaha, NE 68137

866-811-0225 • www.advisoronefunds.com

Distributed by Northern Lights Distributors, LLC, Member FINRA

0060-NLD-0/00/2011

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2011

$ 121,540

FY 2010

$ 118,000

(b)

Audit-Related Fees

FY 2011

$ 0

FY 2010

$ 0

Nature of the fees:

(c)

Tax Fees

FY 2011

$ 28,000

FY 2010

$ 26,800

Nature of the fees:

Preparation of federal and state tax returns and review of annual dividend calculations.

(d)

All Other Fees

Registrant

Adviser

FY 2011

$ 0

$ 0

FY 2010

$ 0

$ 0

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2011 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

0%

Tax Fees:

0%

0%

All Other Fees:

0%

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2011

$ 28,000

            $ None

FY 2010

$ 26,800

$ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2011.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AdvisorOne Funds

By (Signature and Title)

       W. Patrick Clarke, President

Date

7/7/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

        W. Patrick Clarke, President

Date

7/7/11

By (Signature and Title)

       Andrew Rogers, Treasurer

Date

7/7/11